As filed with the Securities and Exchange Commission on January 5, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Teresa M. Nilsen
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
(Registrant’s telephone number, including area code)

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1. Reports to Stockholders.

(a)
ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY CORNERSTONE GROWTH FUND

Investor Class  HFCGX
Institutional Class  HICGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2021

Dear Hennessy Funds Shareholder:

What a year this has been. While it doesn’t feel that we are out of the “pandemic” phase of the coronavirus crisis, we look forward to a day when we will eventually see fewer cases and potentially less severe variants. We feel extremely grateful to the many healthcare workers who have continued to work tirelessly during the recent surge. As we move through the next year, we hope that new U.S. cases will decline and that many other parts of the world will see improvements as well.

What a year this has been! As measured by the total return of the S&P 500® Index, as of October 31, 2021, the market was up 24.04% calendar year to date. This comes in the wake of a tumultuous 2020 in which the market plunged in the beginning of the pandemic and recovered dramatically to end the year up 18.40%. Interestingly, 18% appears to be a repeating number in the past dozen years. From the low point of the Financial Crisis (March 9, 2009) to the high point reached just prior to the COVID-19 pandemic (February 12, 2020), the S&P 500® Index was up 18.27% per year. We are well aware that past results are not predictive of the future, and we find ourselves naturally skeptical of such strong returns. But, as shown in the chart below, we find that the most common annual total returns of the market over the past 102 years range between 20% and 30% with the second most common being between 10% and 20%:

Source: Bloomberg L.P.

We will say it again, after showing a chart like the one above: Past results are not predictive of the future. Instead, we look at where we are right now – in the economy, in the market, in the business cycle – to reflect on where we have come from and where we may be going. U.S. GDP is strong and growing, interest rates remain low, and earnings growth and profitability remain robust. We believe stocks are trading at reasonable valuations when viewed as a whole, with the S&P 500® Index at 21.0x estimated earnings for 2022. Furthermore, we believe corporate balance sheets are healthy, with high levels of excess cash, which could support growth, increases in dividends, more share buybacks, and future acquisitions. Uncertainty and volatility can manifest at any time in the stock market, and the current market is no different. Investors have questions about inflation, worldwide supply chain issues, and what could drive the next boost in earnings. While these concerns are warranted, we continue to believe that overall the positives outweigh the negatives, and here at Hennessy we continue to see opportunity in the market and in our Funds.

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LETTER TO SHAREHOLDERS

What a (fiscal) year this has been!!! For our fiscal year ended October 31, 2021, the S&P 500® Index rose 42.91% on a total return basis, setting a new all-time high on the final day of the period. Except for a short 21-trading-day period that began on September 2 during which the market fell 5.13% only to rebound to new highs just 13 trading days later, the market has been on a continuous march higher. We saw a dramatic shift in market leadership as many of the sectors that underperformed during our last fiscal year soared in fiscal year 2021. Small-caps beat mid-caps, which in turn beat large-caps. The Energy and Financials sectors skyrocketed during the 12-month period, as reflected by the S&P 500® Energy Sector’s total return of 111.29% and the Russell 1000® Index Financials’ total return of 70.87%. Both of these sectors were among the worst performing in our fiscal year 2020, so a bounce back in our fiscal year 2021, while not a foregone conclusion, was a distinct possibility.

Overall, we are pleased with the performance of our mutual funds during the fiscal year. On an absolute basis, each of our 16 Funds achieved total returns greater than 10% and seven outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index and posted total returns of 45% or higher. Our four best-performing funds were concentrated in the Energy and Financials sectors. While some of our Funds certainly benefited from being in the “right” sector at the “right” time, we also believe this was a favorable period for our investment style of high-conviction investing and concentrated portfolio construction.

What will the coming year bring? As mentioned in our last shareholder letter (June 2021), we understand that even the greatest bull markets experience corrections along the way, and the last time the S&P 500® Index dropped over 10% was in February/March of 2020. Whether or not a correction occurs sooner or later, we believe the market as a whole has more room to run. We see many factors that could drive the market higher from here: strong GDP growth and increasing corporate earnings, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and strong corporate balance sheets with plenty of cash.

Thank you for your interest and for investing with us. We remain committed to managing our portfolios for long-term performance, ever mindful of downside risk. With so many investment options available to you, we are grateful for the trust you put in us and for your continued interest in our family of Funds. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russel 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Growth Fund –
Investor Class (HFCGX)	49.82%	11.52%	12.64%
Hennessy Cornerstone Growth Fund –
Institutional Class (HICGX)	50.34%	11.89%	12.99%
Russell 2000® Index	50.80%	15.52%	13.50%
S&P 500® Index	42.91%	18.93%	16.21%

Expense ratios: 1.36% (Investor Class); 1.05% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization, representing approximately 8% of the Russell 3000® Index in terms of total market capitalization. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

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PERFORMANCE OVERVIEW

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2021, the Investor Class of the Hennessy Cornerstone Growth Fund returned 49.82%, underperforming the Russell 2000® Index (the Fund’s primary benchmark), which returned 50.80% for the same period, but outperforming the S&P 500® Index, which returned 42.91% for the same period.

The Fund’s underperformance relative to its primary benchmark resulted from individual stock selection, while sector allocation contributed to relative returns. The Fund’s stock selection in the Information Technology, Consumer Discretionary, and Materials sectors detracted the most from relative performance. The largest detractors to performance in each of these sectors during the period were JinkoSolar Holding Company (ADR), VOXX International Corporation, and Rayonier Advanced Materials, Inc., respectively. Offsetting these losses somewhat were investments in the Health Care, Industrials, and Consumer Staples sectors. The largest contributors to performance within each of these sectors during the period were Community Health Systems, Inc., MYR Group, Inc., and United Natural Foods, Inc., respectively.

The Fund continues to hold all the companies mentioned except for JinkoSolar Holding.

Portfolio Strategy:

The Fund utilizes a formula-based approach designed to result in a portfolio of attractively valued, growing companies whose stock prices are exhibiting strong price momentum. In essence, the strategy seeks to combine elements of both value and momentum investing by selecting 50 stocks that have relatively low price-to-sales ratios, have generated increased earnings over the past year, and have positive stock price appreciation over the past three-month, six-month, and one-year periods.

Investment Commentary:

After a tumultuous 2020 and a strong 2021, we believe that the outlook for U.S. stocks remains positive. After a sharp contraction in economic activity as a result of the COVID-19 pandemic, the U.S. economy is growing steadily and demonstrating incredible resilience. We are benefiting from increased employment, rapid wage gains, and robust economic activity. Corporate earnings are on the rise, interest rates remain low, and Federal Reserve policies continue to accommodate a strong economy.

Sectors where the Fund currently maintains significant overweight positions include Consumer Discretionary, Consumer Staples, and Industrials. Representative holdings within the Consumer Discretionary sector include Hovnanian Enterprises, Inc. (Class A), Big 5 Sporting Goods Corporation, and AutoNation, Inc. Consumer Staples sector exposure includes companies such as United Natural Foods, BJ’s Wholesale Club Holdings, Inc., and Nu Skin Enterprises, Inc. (Class A). Within the Industrials sector, the Fund owns Danaos Corporation, Yellow Corporation, and MYR Group. We believe these

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companies should benefit from a continued rebound in economic growth in the United States and abroad.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Price-to-sales ratio is a valuation measure calculated by dividing a company’s market price per share by its revenue per share.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY CORNERSTONE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Danaos Corp.	4.68%
Centrus Energy Corp.	4.38%
Signet Jewelers Ltd.	3.51%
Hovnanian Enterprises, Inc.	3.01%
MYR Group, Inc.	2.92%
Big 5 Sporting Goods Corp.	2.90%
United Natural Foods, Inc.	2.87%
Yellow Corp.	2.80%
AutoNation, Inc.	2.77%
Quanta Services, Inc.	2.69%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 98.97%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 2.87%
Fluent, Inc. (a)	473,400	$1,126,692	0.67%
Gogo, Inc. (a)	226,500	3,682,890	2.20%
		4,809,582	2.87%

Consumer Discretionary – 38.58%
1-800-Flowers.com, Inc. (a)	95,600	3,070,672	1.83%
AutoNation, Inc. (a)	38,400	4,651,008	2.77%
Bed Bath & Beyond, Inc. (a)	108,600	1,524,744	0.91%
Big 5 Sporting Goods Corp.	201,300	4,867,434	2.90%
Big Lots, Inc.	54,700	2,420,475	1.44%
Citi Trends, Inc. (a)	47,800	3,697,808	2.21%
GoPro, Inc. (a)	273,800	2,357,418	1.41%
Green Brick Partners, Inc. (a)	135,200	3,521,960	2.10%
Hibbett, Inc.	50,700	3,926,208	2.34%
Hovnanian Enterprises, Inc. (a)	59,900	5,047,174	3.01%
Kirkland’s, Inc. (a)	109,100	2,452,568	1.46%
Lands’ End, Inc. (a)	101,100	2,656,908	1.58%
Lithia Motors, Inc., Class A	8,500	2,713,370	1.62%
Lumber Liquidators Holdings, Inc. (a)	97,145	1,756,381	1.05%
MarineMax, Inc. (a)	67,100	3,475,109	2.07%
Qurate Retail Group, Inc.	230,800	2,409,552	1.44%
Signet Jewelers Ltd. (b)	66,100	5,894,798	3.51%
Sportsman’s Warehouse Holdings, Inc. (a)	162,500	2,804,750	1.67%
Vista Outdoor, Inc. (a)	91,700	3,836,728	2.29%
VOXX International Corp. (a)	144,200	1,630,902	0.97%
		64,715,967	38.58%

Consumer Staples – 7.19%
BJ’s Wholesale Club Holdings, Inc. (a)	66,800	3,903,792	2.33%
Nu Skin Enterprises, Inc.	48,000	1,927,200	1.15%
SunOpta, Inc. (a)(b)	182,200	1,413,872	0.84%
United Natural Foods, Inc. (a)	110,800	4,807,612	2.87%
		12,052,476	7.19%

Energy – 5.52%
Centrus Energy Corp. (a)	129,700	7,350,099	4.38%
Renewable Energy Group, Inc. (a)	29,900	1,913,600	1.14%
		9,263,699	5.52%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials – 3.16%
PennyMac Financial Services, Inc.	45,300	$2,811,318	1.68%
Virtu Financial, Inc.	99,900	2,485,512	1.48%
		5,296,830	3.16%

Health Care – 9.57%
Community Health Systems, Inc. (a)	305,200	3,998,120	2.38%
Covetrus, Inc. (a)	82,500	1,665,675	0.99%
Molina Healthcare, Inc. (a)	13,300	3,933,076	2.34%
Owens & Minor, Inc.	97,000	3,480,360	2.08%
Surgery Partners, Inc. (a)	72,400	2,978,536	1.78%
		16,055,767	9.57%

Industrials – 18.26%
BlueLinx Holdings, Inc. (a)	73,900	3,519,857	2.10%
Danaos Corp. (b)	105,303	7,855,604	4.68%
Infrastructure and Energy Alternatives, Inc. (a)	138,500	1,533,195	0.91%
MYR Group, Inc. (a)	47,900	4,892,985	2.92%
Quanta Services, Inc.	37,200	4,511,616	2.69%
Titan Machinery, Inc. (a)	127,400	3,620,708	2.16%
Yellow Corp. (a)	537,400	4,702,250	2.80%
		30,636,215	18.26%

Information Technology – 7.84%
Alpha & Omega Semiconductor Ltd. (a)(b)	87,400	3,028,410	1.80%
MoneyGram International, Inc. (a)	353,600	2,110,992	1.26%
Turtle Beach Corp. (a)	99,100	2,850,116	1.70%
Ultra Clean Holdings, Inc. (a)	69,000	3,420,330	2.04%
VirnetX Holding Corp. (a)	451,300	1,737,505	1.04%
		13,147,353	7.84%

Materials – 5.98%
Century Aluminum Co. (a)	273,100	3,607,651	2.15%
Rayonier Advanced Materials, Inc. (a)	356,259	2,557,940	1.52%
Tronox Holdings PLC (b)	165,900	3,868,788	2.31%
		10,034,379	5.98%

Total Common Stocks
(Cost $148,700,919)		166,012,268	98.97%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 1.21%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.21%
First American Government Obligations Fund,
Institutional Class, 0.03% (c)	2,025,793	$2,025,793	1.21%

Total Short-Term Investments
(Cost $2,025,793)		2,025,793	1.21%

Total Investments
(Cost $150,726,712) – 100.18%		168,038,061	100.18%
Liabilities in Excess of Other Assets – (0.18)%		(297,268)	(0.18)%

TOTAL NET ASSETS – 100.00%		$167,740,793	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2021.

Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$4,809,582	$—	$—	$4,809,582
Consumer Discretionary	64,715,967	—	—	64,715,967
Consumer Staples	12,052,476	—	—	12,052,476
Energy	9,263,699	—	—	9,263,699
Financials	5,296,830	—	—	5,296,830
Health Care	16,055,767	—	—	16,055,767
Industrials	30,636,215	—	—	30,636,215
Information Technology	13,147,353	—	—	13,147,353
Materials	10,034,379	—	—	10,034,379
Total Common Stocks	$166,012,268	$—	$—	$166,012,268
Short-Term Investments
Money Market Funds	$2,025,793	$—	$—	$2,025,793
Total Short-Term Investments	$2,025,793	$—	$—	$2,025,793
Total Investments	$168,038,061	$—	$—	$168,038,061

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in securities, at value (cost $150,726,712)	$168,038,061
Dividends and interest receivable	12,983
Receivable for fund shares sold	1,464
Prepaid expenses and other assets	22,094
Total assets	168,074,602

LIABILITIES:
Payable for fund shares redeemed	76,379
Payable to advisor	104,044
Payable to administrator	49,324
Payable to auditor	22,556
Accrued distribution fees	32,318
Accrued service fees	12,744
Accrued trustees fees	6,604
Accrued expenses and other payables	29,840
Total liabilities	333,809
NET ASSETS	$167,740,793

NET ASSETS CONSISTS OF:
Capital stock	$114,390,019
Total distributable earnings	53,350,774
Total net assets	$167,740,793

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$151,959,414
Shares issued and outstanding	5,093,733
Net asset value, offering price, and redemption price per share	$29.83

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$15,781,379
Shares issued and outstanding	507,650
Net asset value, offering price, and redemption price per share	$31.09

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Dividend income(1)	$1,378,824
Interest income	1,236
Total investment income	1,380,060

EXPENSES:
Investment advisory fees (See Note 5)	1,220,726
Sub-transfer agent expenses – Investor Class (See Note 5)	226,054
Sub-transfer agent expenses – Institutional Class (See Note 5)	10,112
Distribution fees – Investor Class (See Note 5)	224,615
Administration, accounting, custody, and transfer agent fees (See Note 5)	192,483
Service fees – Investor Class (See Note 5)	149,743
Federal and state registration fees	32,104
Compliance expense (See Note 5)	27,448
Audit fees	22,556
Trustees’ fees and expenses	19,401
Reports to shareholders	13,505
Legal fees	2,876
Interest expense (See Note 7)	154
Other expenses	23,815
Total expenses	2,165,592
NET INVESTMENT LOSS	$(785,532)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$41,914,519
Net change in unrealized appreciation/depreciation on investments	18,604,616
Net gain on investments	60,519,135
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,733,603

(1)	Net of foreign taxes withheld and issuance fees of $2,958.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment loss	$(785,532)	$(510,935)
Net realized gain on investments	41,914,519	10,883,233
Net change in unrealized
appreciation/depreciation on investments	18,604,616	(7,115,920)
Net increase in net assets resulting from operations	59,733,603	3,256,378

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	7,853,848	1,531,765
Proceeds from shares subscribed – Institutional Class	1,438,342	413,552
Cost of shares redeemed – Investor Class	(20,954,269)	(18,630,110)
Cost of shares redeemed – Institutional Class	(2,945,640)	(3,680,802)
Net decrease in net assets derived
from capital share transactions	(14,607,719)	(20,365,595)
TOTAL INCREASE (DECREASE) IN NET ASSETS	45,125,884	(17,109,217)

NET ASSETS:
Beginning of year	122,614,909	139,724,126
End of year	$167,740,793	$122,614,909

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	276,838	86,853
Shares sold – Institutional Class	49,401	22,734
Shares redeemed – Investor Class	(755,784)	(1,047,908)
Shares redeemed – Institutional Class	(105,327)	(196,584)
Net decrease in shares outstanding	(534,872)	(1,134,905)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021		2020		2019		2018	2017

$19.91		$19.15		$22.17		$24.16	$18.98

(0.14	)(1)	(0.08	)(1)	(0.01	)(1)	(0.17)	(0.09)
10.06		0.84		(1.19)		(1.82)	5.27
9.92		0.76		(1.20)		(1.99)	5.18

—		—		(1.82)		—	—
—		—		(1.82)		—	—
$29.83		$19.91		$19.15		$22.17	$24.16

49.82%		3.97%		-5.19%		-8.24%	27.29%

$151.96		$110.96		$125.10		$158.98	$197.22
1.34%		1.36%		1.34%		1.30%	1.30%
(0.51)%		(0.45)%		(0.07)%		(0.56)%	(0.33)%
98%		98%		95%		133%	98%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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16

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021		2020		2019	2018	2017

$20.68		$19.83		$22.88	$24.85	$19.46

(0.05	)(1)	(0.03	)(1)	0.05 (1)	0.11	0.01
10.46		0.88		(1.22)	(2.08)	5.38
10.41		0.85		(1.17)	(1.97)	5.39

—		—		(1.88)	—	—
—		—		(1.88)	—	—
$31.09		$20.68		$19.83	$22.88	$24.85

50.34%		4.29%		-4.86%	-7.93%	27.70%

$15.78		$11.65		$14.62	$20.52	$31.65
1.01%		1.05%		1.01%	0.96%	0.97%
(0.17)%		(0.14)%		0.27%	(0.23)%	(0.00)%
98%		98%		95%	133%	98%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of partnership income and wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2021 are as follows:

Total
Distributable
Earnings	Capital Stock
$(2,742,446)	$2,742,446

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will

HENNESSY FUNDS	1-800-966-4354
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have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid

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NOTES TO THE FINANCIAL STATEMENTS

and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $154,780,535 and $168,018,608, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to

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22

NOTES TO THE FINANCIAL STATEMENTS

0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies, acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain

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general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $4,663 and 3.25%, respectively. The interest expensed by the Fund during fiscal year 2021 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2021 was $738,000. As of October 31, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$150,726,712
Gross tax unrealized appreciation	$36,563,930
Gross tax unrealized depreciation	(19,252,581)
Net tax unrealized appreciation/(depreciation)	$17,311,349
Undistributed ordinary income	$—
Undistributed long-term capital gains	37,030,068
Total distributable earnings	$37,030,068
Other accumulated gain/(loss)	$(990,643)
Total accumulated gain/(loss)	$53,350,774

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2021, the capital losses utilized by the Fund were $1,916,363.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund deferred, on a tax basis, a late-year ordinary loss of $990,643. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2021 and 2020, the Fund did not pay any distributions.

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24

NOTES TO THE FINANCIAL STATEMENTS

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2021, capital gains were declared and paid to shareholders of record on December 6, 2021, as follows:

Long-term
Investor Class	$6.64534
Institutional Class	$6.92698

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Growth Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Growth Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$1,005.40	$6.77
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82

Institutional Class
Actual	$1,000.00	$1,007.10	$5.06
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.34% for Investor Class shares or 1.00% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

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32

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

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34

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY FOCUS FUND

Investor Class  HFCSX
Institutional Class  HFCIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2021

Dear Hennessy Funds Shareholder:

What a year this has been. While it doesn’t feel that we are out of the “pandemic” phase of the coronavirus crisis, we look forward to a day when we will eventually see fewer cases and potentially less severe variants. We feel extremely grateful to the many healthcare workers who have continued to work tirelessly during the recent surge. As we move through the next year, we hope that new U.S. cases will decline and that many other parts of the world will see improvements as well.

What a year this has been! As measured by the total return of the S&P 500® Index, as of October 31, 2021, the market was up 24.04% calendar year to date. This comes in the wake of a tumultuous 2020 in which the market plunged in the beginning of the pandemic and recovered dramatically to end the year up 18.40%. Interestingly, 18% appears to be a repeating number in the past dozen years. From the low point of the Financial Crisis (March 9, 2009) to the high point reached just prior to the COVID-19 pandemic (February 12, 2020), the S&P 500® Index was up 18.27% per year. We are well aware that past results are not predictive of the future, and we find ourselves naturally skeptical of such strong returns. But, as shown in the chart below, we find that the most common annual total returns of the market over the past 102 years range between 20% and 30% with the second most common being between 10% and 20%:

Source: Bloomberg L.P.

We will say it again, after showing a chart like the one above: Past results are not predictive of the future. Instead, we look at where we are right now – in the economy, in the market, in the business cycle – to reflect on where we have come from and where we may be going. U.S. GDP is strong and growing, interest rates remain low, and earnings growth and profitability remain robust. We believe stocks are trading at reasonable valuations when viewed as a whole, with the S&P 500® Index at 21.0x estimated earnings for 2022. Furthermore, we believe corporate balance sheets are healthy, with high levels of excess cash, which could support growth, increases in dividends, more share buybacks, and future acquisitions. Uncertainty and volatility can manifest at any time in the stock market, and the current market is no different. Investors have questions about inflation, worldwide supply chain issues, and what could drive the next boost in earnings. While these concerns are warranted, we continue to believe that overall the positives outweigh the negatives, and here at Hennessy we continue to see opportunity in the market and in our Funds.

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LETTER TO SHAREHOLDERS

What a (fiscal) year this has been!!! For our fiscal year ended October 31, 2021, the S&P 500® Index rose 42.91% on a total return basis, setting a new all-time high on the final day of the period. Except for a short 21-trading-day period that began on September 2 during which the market fell 5.13% only to rebound to new highs just 13 trading days later, the market has been on a continuous march higher. We saw a dramatic shift in market leadership as many of the sectors that underperformed during our last fiscal year soared in fiscal year 2021. Small-caps beat mid-caps, which in turn beat large-caps. The Energy and Financials sectors skyrocketed during the 12-month period, as reflected by the S&P 500® Energy Sector’s total return of 111.29% and the Russell 1000® Index Financials’ total return of 70.87%. Both of these sectors were among the worst performing in our fiscal year 2020, so a bounce back in our fiscal year 2021, while not a foregone conclusion, was a distinct possibility.

Overall, we are pleased with the performance of our mutual funds during the fiscal year. On an absolute basis, each of our 16 Funds achieved total returns greater than 10% and seven outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index and posted total returns of 45% or higher. Our four best-performing funds were concentrated in the Energy and Financials sectors. While some of our Funds certainly benefited from being in the “right” sector at the “right” time, we also believe this was a favorable period for our investment style of high-conviction investing and concentrated portfolio construction.

What will the coming year bring? As mentioned in our last shareholder letter (June 2021), we understand that even the greatest bull markets experience corrections along the way, and the last time the S&P 500® Index dropped over 10% was in February/March of 2020. Whether or not a correction occurs sooner or later, we believe the market as a whole has more room to run. We see many factors that could drive the market higher from here: strong GDP growth and increasing corporate earnings, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and strong corporate balance sheets with plenty of cash.

Thank you for your interest and for investing with us. We remain committed to managing our portfolios for long-term performance, ever mindful of downside risk. With so many investment options available to you, we are grateful for the trust you put in us and for your continued interest in our family of Funds. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russel 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Ten
	Year	Years	Years
Hennessy Focus Fund –
Investor Class (HFCSX)	52.87%	15.82%	14.73%
Hennessy Focus Fund –
Institutional Class (HFCIX)	53.43%	16.25%	15.12%
Russell 3000® Index	43.90%	18.91%	16.10%
Russell Mid Cap® Growth Index	39.43%	21.90%	16.86%

Expense ratios: 1.51% (Investor Class); 1.14% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Focus Fund.

The Russell 3000® Index comprises the 3,000 largest U.S. companies based on market capitalization, representing approximately 98% of the investable U.S. equities market. The Russell Midcap® Growth Index comprises approximately 65% of the total market value of the Russell Midcap® Index and includes companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No

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4

PERFORMANCE OVERVIEW

further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Brian E. Macauley, CFA, David S. Rainey, CFA, and Ira M. Rothberg, CFA
Broad Run Investment Management, LLC (sub-advisor)

Performance:

For the one-year period ended October 31, 2021, the Investor Class of the Hennessy Focus Fund returned 52.87%, outperforming both the Russell 3000® Index (the Fund’s primary index) and the Russell Midcap® Growth Index, which returned 43.90% and 39.43%, respectively, for the same period.

Leading contributors to the Fund’s performance were Brookfield Asset Management, Inc., CarMax, Inc., and Aon PLC.  Each of these companies produced attractive financial results over the one-year period, which helped drive appreciation in their stock prices. The leading detractor from the Fund’s performance was American Woodmark Corporation.

The Fund continues to hold all the companies mentioned.

Portfolio Strategy:

We invest with a long-term time horizon and encourage shareholders to do the same. Despite the discussion of one-year results referenced above, we encourage fellow shareholders to also evaluate the Fund’s performance over five-year and ten-year periods, since shorter periods can be influenced by many transitory issues unrelated to the growth in the intrinsic value of the Fund’s holdings.

Investment Commentary:

As the world emerged from the darkest days of the early COVID-19 pandemic, we saw that well-positioned companies pivoted from defense to offense. Many of the Fund’s portfolio companies took advantage of the pandemic-induced economic distress to invest opportunistically, and we believe these investments will contribute meaningfully to value creation for years to come. In particular, we highlight CarMax’s increased omni-channel investment, Brookfield’s acquisition of its mall and office property affiliate, RH’s accelerated real estate procurement, and Allegiant Travel Company’s launch of new routes and acquisition of airplanes as notable examples.

We continue to have a positive long-term outlook for the Fund. The Fund’s holdings are predominately a collection of what we believe to be high-quality, secular growth businesses trading at reasonable valuations. Our expectation is that on average the Fund will own these businesses for five years or longer. Over this long-term time horizon, we expect that the Fund’s returns will likely be determined primarily by the growth in earnings power of these businesses.

To further your understanding of what the Fund owns and why, we will use the remainder of this letter to describe our investment in Applied Materials, Inc. (“Applied”) the most recent addition to the Fund’s equity holdings.

Applied is a semiconductor capital equipment (semicap) company providing wafer fabrication equipment (“WFE”) to semiconductor foundries – such as Taiwan Semiconductor Manufacturing Company, Intel, and Samsung – for use in the production of semiconductor chips. The semicap industry is an oligopoly characterized by high barriers to entry, significant customer switching costs, and rational competition.

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Manufacturing advanced semiconductors involves over 1,000 steps to create 10s of billions of transistors on a chip the size of a fingernail. Correspondingly, the equipment to manufacture these chips is incredibly sophisticated, continually pushing the boundaries of engineering and physics. Each new generation of WFE builds upon the research and development and proprietary knowhow developed on prior generations of equipment, making it very difficult for a challenger to dislodge a technology leader. For the semiconductor foundries, the risk of falling behind on the technology curve by partnering with a second-tier semicap provider is too great to bear, further cementing the position of the semicap leaders. These qualities are further evidenced by Applied’s 30% operating margin and 40% return on equity.

Over the next decade, we expect a continued approximate 7% annual growth rate for the semiconductor chip industry, driven by proliferation of mobile phones and data centers as well as emerging demand from 5G, artificial intelligence/machine learning, electric vehicles, and a wide range of “Internet of Things” and smart devices. We expect that semicap industry growth will closely approximate semiconductor chip industry growth, with Applied producing about 8% or 9% organic revenue growth. We expect this revenue growth, plus modest margin improvement, could drive low double-digit operating profit growth. We believe free cash flow from operations, plus sustained financial leverage on growing EBITDA, could drive earnings per share compounding in the mid-teens.

Applied is led by Gary Dickerson, who has been CEO of the company since 2013. Gary has spent almost 35 years in the semicap industry and was previously the CEO of Varian Semiconductor for seven years before Applied acquired it in 2011. We believe Gary has formulated an intelligent strategy to deepen Applied’s competitive moat and has committed to returning 85 to 100% of free cash flow to shareholders.

We paid approximately 16x our 2022 earnings estimate for Applied Materials. The semiconductor and semicap industries have been cyclical in the past, and we expect them to continue to be cyclical in the future. Nonetheless, we model very attractive expected returns from our purchase price and believe the Fund owns a business with a strong competitive position, admirable management, and compelling growth opportunity.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund invests in small-capitalization and medium-capitalization companies, which involves additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic, and currency risk and differences in accounting methods. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not representative of the Fund’s future performance.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. EBITDA is the acronym for earnings before interest, taxes, depreciation, amortization, and it is a measure of a company’s operating performance.

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6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY FOCUS FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Brookfield Asset Management, Inc., Class A	10.50%
American Tower Corp., Class A	9.54%
Encore Capital Group, Inc.	9.43%
Markel Corp.	9.22%
Aon PLC	8.80%
CarMax, Inc.	8.68%
O’Reilly Automotive, Inc.	6.22%
Ashtead Group PLC	5.97%
Restoration Hardware Holdings, Inc.	5.69%
NVR, Inc.	5.00%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 87.71%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 1.16%
AST SpaceMobile, Inc. (a)	1,247,902	$13,964,023	1.16%

Consumer Discretionary – 25.59%
CarMax, Inc. (a)	766,122	104,897,424	8.68%
NVR, Inc. (a)	12,335	60,377,358	5.00%
O’Reilly Automotive, Inc. (a)	120,811	75,183,102	6.22%
Restoration Hardware Holdings, Inc. (a)	104,116	68,678,037	5.69%
		309,135,921	25.59%

Financials – 39.85%
Aon PLC (b)	332,288	106,305,577	8.80%
Brookfield Asset Management, Inc., Class A (b)	2,100,442	126,845,692	10.50%
Brookfield Asset Management Reinsurance Partners Ltd. (b)	15,721	969,200	0.08%
Encore Capital Group, Inc. (a)(d)	2,108,336	113,892,311	9.43%
Markel Corp. (a)	84,804	111,358,677	9.22%
Marlin Business Services Corp. (d)	960,273	22,009,457	1.82%
		481,380,914	39.85%

Industrials – 12.87%
Allegiant Travel Co. (a)	160,303	28,096,307	2.33%
American Woodmark Corp. (a)(d)	691,441	47,529,654	3.93%
Ashtead Group PLC (b)	860,196	72,093,066	5.97%
Mistras Group, Inc. (a)	785,984	7,718,363	0.64%
		155,437,390	12.87%

Information Technology – 8.24%
Applied Materials, Inc.	44,215	6,041,980	0.50%
CDW Corp.	182,239	34,014,909	2.81%
SS&C Technologies Holdings, Inc.	749,303	59,547,109	4.93%
		99,603,998	8.24%

Total Common Stocks
(Cost $367,343,828)		1,059,522,246	87.71%

REITS – 9.54%

Financials – 9.54%
American Tower Corp., Class A	408,606	115,214,634	9.54%

Total REITS
(Cost $648,119)		115,214,634	9.54%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 2.85%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.85%
First American Government Obligations Fund,
Institutional Class, 0.03% (c)	34,442,226	$34,442,226	2.85%

Total Short-Term Investments
(Cost $34,442,226)		34,442,226	2.85%

Total Investments
(Cost $402,434,173) – 100.10%		1,209,179,106	100.10%
Liabilities in Excess of Other Assets – (0.10)%		(1,264,439)	(0.10)%

TOTAL NET ASSETS – 100.00%		$1,207,914,667	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2021.
(d)
Investment in affiliated security.  Investment represents five percent or more of the outstanding voting securities of the issuer, making the issuer an affiliate of the Fund, as defined in the Investment Company Act of 1940, as amended. Details of transactions with affiliated companies for the year ended October 31, 2021, are as follows:

	Value at		Sales	Realized
Common Stocks	November 1, 2020	Purchases	Proceeds	Gain/Loss
Encore Capital Group, Inc.	$86,299,318	$—	$(23,540,794)	$(1,803,089)
Marlin Business Services Corp.	7,374,993	—	(1,147,994)	91,387
Sub-total for affiliates
held as of 10/31/21(1)	93,674,311	—	(24,688,788)	(1,711,702)
American Woodmark Corp	80,064,456	—	(26,069,831)	11,299,526
Sub-total for securities no
longer affiliates as of 10/31/21(2)	80,064,456	—	(26,069,831)	11,299,526
	$173,738,767	$—	$(50,758,619)	$9,587,824

	Net Change
	in Unrealized		Value at October 31, 2021
	Appreciation /
Common Stocks	Depreciation	Dividends		Shares
Encore Capital Group, Inc.	$52,936,876	$—	$113,892,311	2,108,336
Marlin Business Services Corp.	15,691,071	558,753	22,009,457	960,273
Sub-total for affiliates
held as of 10/31/21(1)	68,627,947	558,753	135,901,768	3,068,609
American Woodmark Corp	(17,764,497)	—	47,529,654	691,441
Sub-total for securities no
longer affiliates as of 10/31/21(2)	(17,764,497)	—	47,529,654	691,441
	$50,863,450	$558,753	$183,431,422	3,760,050

(1)	At October 31, 2021, these securities represented 11.25% of the Fund’s net assets.
(2)	At October 31, 2021, this security was no longer affiliated with the Fund.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$13,964,023	$—	$—	$13,964,023
Consumer Discretionary	309,135,921	—	—	309,135,921
Financials	481,380,914	—	—	481,380,914
Industrials	155,437,390	—	—	155,437,390
Information Technology	99,603,998	—	—	99,603,998
Total Common Stocks	$1,059,522,246	$—	$—	$1,059,522,246
REITS
Financials	$115,214,634	$—	$—	$115,214,634
Total REITS	$115,214,634	$—	$—	$115,214,634
Short-Term Investments
Money Market Funds	$34,442,226	$—	$—	$34,442,226
Total Short-Term Investments	$34,442,226	$—	$—	$34,442,226
Total Investments	$1,209,179,106	$—	$—	$1,209,179,106

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in unaffiliated securities, at value (cost $326,026,734)	$1,073,277,338
Investments in affiliated securities, at value (cost $76,407,439)	135,901,768
Total investments in securities, at value (cost $402,434,173)	1,209,179,106
Dividends and interest receivable	170,205
Receivable for fund shares sold	465,010
Prepaid expenses and other assets	70,786
Total assets	1,209,885,107

LIABILITIES:
Payable for fund shares redeemed	374,115
Payable to advisor	903,163
Payable to administrator	331,538
Payable to auditor	22,551
Accrued distribution fees	175,874
Accrued service fees	59,084
Accrued trustees fees	6,600
Accrued expenses and other payables	97,515
Total liabilities	1,970,440
NET ASSETS	$1,207,914,667

NET ASSETS CONSISTS OF:
Capital stock	$232,349,164
Total distributable earnings	975,565,503
Total net assets	$1,207,914,667

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$709,402,629
Shares issued and outstanding	8,814,626
Net asset value, offering price, and redemption price per share	$80.48

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$498,512,038
Shares issued and outstanding	5,958,868
Net asset value, offering price, and redemption price per share	$83.66

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Dividend income from unaffiliated securities(1)	$6,516,776
Dividend income from affiliated securities	558,753
Interest income	7,689
Total investment income	7,083,218

EXPENSES:
Investment advisory fees (See Note 5)	10,333,814
Sub-transfer agent expenses – Investor Class (See Note 5)	1,403,035
Sub-transfer agent expenses – Institutional Class (See Note 5)	346,336
Administration, accounting, custody, and transfer agent fees (See Note 5)	1,265,170
Distribution fees – Investor Class (See Note 5)	1,069,913
Service fees – Investor Class (See Note 5)	713,275
Federal and state registration fees	66,145
Reports to shareholders	49,586
Compliance expense (See Note 5)	27,464
Trustees’ fees and expenses	25,137
Audit fees	22,556
Legal fees	18,611
Interest expense (See Note 7)	2,057
Other expenses	173,469
Total expenses	15,516,568
NET INVESTMENT LOSS	$(8,433,350)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:
Unaffiliated investments	$214,243,173
Affiliated investments	9,587,824
Net change in unrealized appreciation/depreciation on investments:
Unaffiliated investments	211,376,660
Affiliated investments	50,863,450
Net gain on investments	486,071,107
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$477,637,757

(1)	Net of foreign taxes withheld of $323,534.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment loss	$(8,433,350)	$(10,438,055)
Net realized gain on investments	223,830,997	398,622,166
Net change in unrealized
appreciation/depreciation on investments	262,240,110	(517,606,582)
Net increase (decrease) in net assets
resulting from operations	477,637,757	(129,422,471)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(202,897,649)	(124,333,581)
Distributable earnings – Institutional Class	(111,878,455)	(60,331,162)
Total distributions	(314,776,104)	(184,664,743)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	38,949,266	81,768,827
Proceeds from shares subscribed – Institutional Class	214,555,313	104,509,456
Dividends reinvested – Investor Class	198,099,143	122,154,479
Dividends reinvested – Institutional Class	100,565,261	53,173,071
Cost of shares redeemed – Investor Class	(305,916,863)	(532,052,736)
Cost of shares redeemed – Institutional Class	(267,470,520)	(248,641,138)
Net decrease in net assets derived
from capital share transactions	(21,218,400)	(419,088,041)
TOTAL INCREASE (DECREASE) IN NET ASSETS	141,643,253	(733,175,255)

NET ASSETS:
Beginning of year	1,066,271,414	1,799,446,669
End of year	$1,207,914,667	$1,066,271,414

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	541,194	1,025,186
Shares sold – Institutional Class	2,870,484	1,368,275
Shares issued to holders as reinvestment
of dividends – Investor Class	3,250,724	1,522,553
Shares issued to holders as reinvestment
of dividends – Institutional Class	1,592,734	642,032
Shares redeemed – Investor Class	(4,446,090)	(7,333,258)
Shares redeemed – Institutional Class	(3,724,618)	(3,465,044)
Net increase (decrease) in shares outstanding	84,428	(6,240,256)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021		2020		2019		2018	2017

$71.68		$85.11		$83.20		$84.92	$70.63

(0.63	)(1)	(0.66	)(1)	(0.52	)(1)	(0.86)	(0.51)
31.46		(4.21)		16.90		(0.85)	14.80
30.83		(4.87)		16.38		(1.71)	14.29

(22.03)		(8.56)		(14.47)		(0.01)	—
(22.03)		(8.56)		(14.47)		(0.01)	—
$80.48		$71.68		$85.11		$83.20	$84.92

52.87%		-6.79%		24.16%		-2.02%	20.23%

$709.40		$678.72		$1,213.20		$1,339.45	$1,675.00
1.49%		1.51%		1.47%		1.47%	1.48%
(0.88)%		(0.88)%		(0.67)%		(0.72)%	(0.51)%
4%		5%		2%		13%	5%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021		2020		2019		2018	2017

$74.24		$87.83		$85.66		$87.10	$72.17

(0.37	)(1)	(0.39	)(1)	(0.25	)(1)	(0.28)	(0.11)
32.62		(4.36)		17.41		(1.15)	15.04
32.25		(4.75)		17.16		(1.43)	14.93

(22.83)		(8.84)		(14.99)		(0.01)	—
(22.83)		(8.84)		(14.99)		(0.01)	—
$83.66		$74.24		$87.83		$85.66	$87.10

53.43%		-6.45%		24.59%		-1.65%	20.69%

$498.51		$387.55		$586.25		$811.96	$1,057.32
1.12%		1.14%		1.12%		1.09%	1.10%
(0.50)%		(0.51)%		(0.32)%		(0.34)%	(0.13)%
4%		5%		2%		13%	5%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy Focus Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2021 are as follows:

Total
Distributable
Earnings	Capital Stock
$(39,338,009)	$39,338,009

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18

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency

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fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

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NOTES TO THE FINANCIAL STATEMENTS

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

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Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $47,563,499 and $405,013,771, respectively.

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NOTES TO THE FINANCIAL STATEMENTS

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Broad Run Investment Management, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2021, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.29% of the daily net assets of the Fund.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank

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N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies, acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $62,416 and 3.25%, respectively. The interest expensed by the Fund during fiscal year 2021 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2021 was $5,641,000. As of October 31, 2021, the Fund did not have any borrowings outstanding under the line of credit.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$402,434,173
Gross tax unrealized appreciation	$818,221,412
Gross tax unrealized depreciation	(11,476,479)
Net tax unrealized appreciation/(depreciation)	$806,744,933
Undistributed ordinary income	$—
Undistributed long-term capital gains	177,256,695
Total distributable earnings	$177,256,695
Other accumulated gain/(loss)	$(8,436,125)
Total accumulated gain/(loss)	$975,565,503

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2021, the Fund deferred, on a tax basis, a late-year ordinary loss of $8,436,125. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2021 and 2020, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
Ordinary income(1)	$—	$—
Long-term capital gains	314,776,104	184,664,743
Total distributions	$314,776,104	$184,664,743

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2021, capital gains were declared and paid to shareholders of record on December 6, 2021, as follows:

Long-term
Investor Class	$11.87407
Institutional Class	$12.34819

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Focus Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Focus Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$1,098.30	$7.77
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

Institutional Class
Actual	$1,000.00	$1,100.20	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.47% for Investor Class shares or 1.11% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

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32

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program. The Program Administrator did make adjustments to the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

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PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY CORNERSTONE MID CAP 30 FUND

Investor Class  HFMDX
Institutional Class  HIMDX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2021

Dear Hennessy Funds Shareholder:

What a year this has been. While it doesn’t feel that we are out of the “pandemic” phase of the coronavirus crisis, we look forward to a day when we will eventually see fewer cases and potentially less severe variants. We feel extremely grateful to the many healthcare workers who have continued to work tirelessly during the recent surge. As we move through the next year, we hope that new U.S. cases will decline and that many other parts of the world will see improvements as well.

What a year this has been! As measured by the total return of the S&P 500® Index, as of October 31, 2021, the market was up 24.04% calendar year to date. This comes in the wake of a tumultuous 2020 in which the market plunged in the beginning of the pandemic and recovered dramatically to end the year up 18.40%. Interestingly, 18% appears to be a repeating number in the past dozen years. From the low point of the Financial Crisis (March 9, 2009) to the high point reached just prior to the COVID-19 pandemic (February 12, 2020), the S&P 500® Index was up 18.27% per year. We are well aware that past results are not predictive of the future, and we find ourselves naturally skeptical of such strong returns. But, as shown in the chart below, we find that the most common annual total returns of the market over the past 102 years range between 20% and 30% with the second most common being between 10% and 20%:

Source: Bloomberg L.P.

We will say it again, after showing a chart like the one above: Past results are not predictive of the future. Instead, we look at where we are right now – in the economy, in the market, in the business cycle – to reflect on where we have come from and where we may be going. U.S. GDP is strong and growing, interest rates remain low, and earnings growth and profitability remain robust. We believe stocks are trading at reasonable valuations when viewed as a whole, with the S&P 500® Index at 21.0x estimated earnings for 2022. Furthermore, we believe corporate balance sheets are healthy, with high levels of excess cash, which could support growth, increases in dividends, more share buybacks, and future acquisitions. Uncertainty and volatility can manifest at any time in the stock market, and the current market is no different. Investors have questions about inflation, worldwide supply chain issues, and what could drive the next boost in earnings. While these concerns are warranted, we continue to believe that overall the positives outweigh the negatives, and here at Hennessy we continue to see opportunity in the market and in our Funds.

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LETTER TO SHAREHOLDERS

What a (fiscal) year this has been!!! For our fiscal year ended October 31, 2021, the S&P 500® Index rose 42.91% on a total return basis, setting a new all-time high on the final day of the period. Except for a short 21-trading-day period that began on September 2 during which the market fell 5.13% only to rebound to new highs just 13 trading days later, the market has been on a continuous march higher. We saw a dramatic shift in market leadership as many of the sectors that underperformed during our last fiscal year soared in fiscal year 2021. Small-caps beat mid-caps, which in turn beat large-caps. The Energy and Financials sectors skyrocketed during the 12-month period, as reflected by the S&P 500® Energy Sector’s total return of 111.29% and the Russell 1000® Index Financials’ total return of 70.87%. Both of these sectors were among the worst performing in our fiscal year 2020, so a bounce back in our fiscal year 2021, while not a foregone conclusion, was a distinct possibility.

Overall, we are pleased with the performance of our mutual funds during the fiscal year. On an absolute basis, each of our 16 Funds achieved total returns greater than 10% and seven outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index and posted total returns of 45% or higher. Our four best-performing funds were concentrated in the Energy and Financials sectors. While some of our Funds certainly benefited from being in the “right” sector at the “right” time, we also believe this was a favorable period for our investment style of high-conviction investing and concentrated portfolio construction.

What will the coming year bring? As mentioned in our last shareholder letter (June 2021), we understand that even the greatest bull markets experience corrections along the way, and the last time the S&P 500® Index dropped over 10% was in February/March of 2020. Whether or not a correction occurs sooner or later, we believe the market as a whole has more room to run. We see many factors that could drive the market higher from here: strong GDP growth and increasing corporate earnings, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and strong corporate balance sheets with plenty of cash.

Thank you for your interest and for investing with us. We remain committed to managing our portfolios for long-term performance, ever mindful of downside risk. With so many investment options available to you, we are grateful for the trust you put in us and for your continued interest in our family of Funds. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russel 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Mid Cap 30 Fund –
Investor Class (HFMDX)	49.06%	12.36%	12.21%
Hennessy Cornerstone Mid Cap 30 Fund –
Institutional Class (HIMDX)	49.60%	12.76%	12.58%
Russell Midcap® Index	45.40%	16.47%	14.78%
S&P 500® Index	42.91%	18.93%	16.21%

Expense ratios: 1.37% (Investor Class); 1.01% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell Midcap® Index comprises approximately 800 of the smallest securities of the Russell 1000® Index based on a combination of market capitalization and current index membership. The S&P 500® Index is a capitalization- weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

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PERFORMANCE OVERVIEW

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2021, the Investor Class of the Hennessy Cornerstone Mid Cap 30 Fund returned 49.06%, outperforming both the Russell Midcap® Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned 45.40% and 42.91%, respectively, for the same period.

The Fund’s outperformance relative to its primary benchmark resulted primarily from stock selection within the Industrials, Financials, and Materials sectors. The largest contributors to performance within each of these sectors during the period were Quanta Services, Inc., Jefferies Financial Group, Inc., and Avient Corporation, respectively. Offsetting these gains somewhat were losses in holdings in the Energy and Consumer Staples sectors. The largest detractors to performance during the period within each of these sectors were Renewable Energy Group, Inc. and Grocery Outlet Holding Corporation, respectively.

The Fund held all of the names mentioned through October 31, 2021. Following the Fund’s annual rebalance, which occurred after the end of the fiscal year, the Fund no longer holds any of the names mentioned.

Portfolio Strategy:

The Fund utilizes a formula-based approach designed to construct a concentrated portfolio of attractively valued, growing mid-cap companies whose stock prices are exhibiting strong price momentum. In essence, the strategy seeks to combine elements of both value and momentum investing by selecting 30 stocks that have relatively low price-to-sales ratios, have generated increased earnings over the past year, and have positive stock price appreciation over the past three-month, six-month, and one-year periods.

Investment Commentary:

After a tumultuous 2020 and a strong 2021, we believe that the outlook for U.S. stocks remains positive. After a sharp contraction in economic activity as a result of the COVID-19 pandemic, the U.S. economy is growing steadily and demonstrating incredible resilience. We are benefiting from increased employment, rapid wage gains, and robust economic activity. Corporate earnings are on the rise, interest rates remain low, and Federal Reserve policies continue to accommodate a strong economy.

Subsequent to the end of the fiscal year and after the Fund’s annual rebalance, sectors in which the Fund currently maintains significant overweight positions include Consumer Discretionary, Consumer Staples, and Energy. Given the continued reopening of the economy, we would expect consumer spending to hold steady into next year as long as inflation does not significantly dampen demand, which would drive many of our consumer-related holdings higher. Additionally, increased energy demand coupled with

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sustained higher energy prices, if they hold, could be beneficial for many of our holdings in the Energy sector.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Price-to-sales ratio is a valuation measure calculated by dividing a company’s market price per share by its revenue per share.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY CORNERSTONE MID CAP 30 FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Jefferies Financial Group, Inc.	5.23%
Vista Outdoor, Inc.	4.91%
LPL Financial Holdings, Inc.	4.77%
Quanta Services, Inc.	4.72%
Williams-Sonoma, Inc.	4.27%
Valmont Industries, Inc.	4.24%
LKQ Corp.	4.22%
Mattel, Inc.	4.20%
Avient Corp.	4.09%
Colfax Corp.	3.97%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 98.63%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 31.78%
Bed Bath & Beyond, Inc. (a)	324,000	$4,548,960	1.17%
Big Lots, Inc.	177,600	7,858,800	2.02%
KB Home	231,700	9,302,755	2.39%
Lithia Motors, Inc., Class A	35,100	11,204,622	2.88%
LKQ Corp. (a)	297,700	16,397,316	4.22%
Mattel, Inc. (a)	748,000	16,313,880	4.20%
Meritage Homes Corp. (a)	85,100	9,251,221	2.38%
Sleep Number Corp. (a)	146,800	12,968,312	3.34%
Vista Outdoor, Inc. (a)	456,600	19,104,144	4.91%
Williams-Sonoma, Inc.	89,300	16,585,689	4.27%
		123,535,699	31.78%

Consumer Staples – 7.31%
BJ’s Wholesale Club Holdings, Inc. (a)	229,400	13,406,136	3.45%
Casey’s General Stores, Inc.	51,600	9,883,464	2.54%
Grocery Outlet Holding Corp. (a)	231,200	5,130,328	1.32%
		28,419,928	7.31%

Energy – 2.78%
Renewable Energy Group, Inc. (a)	169,100	10,822,400	2.78%

Financials – 10.00%
Jefferies Financial Group, Inc.	472,700	20,326,100	5.23%
LPL Financial Holdings, Inc.	113,000	18,534,260	4.77%
		38,860,360	10.00%

Health Care – 6.59%
Allscripts Healthcare Solutions, Inc. (a)	890,600	12,272,468	3.16%
Owens & Minor, Inc.	372,100	13,350,948	3.43%
		25,623,416	6.59%

Industrials – 17.87%
Colfax Corp. (a)	299,400	15,455,028	3.97%
Maxar Technologies, Inc.	301,300	7,999,515	2.06%
Quanta Services, Inc.	151,400	18,361,792	4.72%
The Timken Co.	157,700	11,188,815	2.88%
Valmont Industries, Inc.	69,003	16,488,957	4.24%
		69,494,107	17.87%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 7.90%
Arrow Electronics, Inc. (a)	111,900	$12,952,425	3.33%
Concentrix Corp.	62,700	11,140,536	2.87%
SYNNEX Corp.	62,900	6,604,500	1.70%
		30,697,461	7.90%

Materials – 14.40%
Avient Corp.	295,200	15,905,376	4.09%
Berry Global Group, Inc. (a)	189,000	12,387,060	3.19%
Commercial Metals Co.	443,800	14,281,484	3.67%
Sealed Air Corp.	226,400	13,430,048	3.45%
		56,003,968	14.40%

Total Common Stocks
(Cost $254,052,663)		383,457,339	98.63%

SHORT-TERM INVESTMENTS – 1.52%

Money Market Funds – 1.52%
First American Government Obligations Fund,
Institutional Class, 0.03% (b)	5,895,606	5,895,606	1.52%

Total Short-Term Investments
(Cost $5,895,606)		5,895,606	1.52%

Total Investments
(Cost $259,948,269) – 100.15%		389,352,945	100.15%
Liabilities in Excess of Other Assets – (0.15)%		(585,694)	(0.15)%

TOTAL NET ASSETS – 100.00%		$388,767,251	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2021.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$123,535,699	$—	$—	$123,535,699
Consumer Staples	28,419,928	—	—	28,419,928
Energy	10,822,400	—	—	10,822,400
Financials	38,860,360	—	—	38,860,360
Health Care	25,623,416	—	—	25,623,416
Industrials	69,494,107	—	—	69,494,107
Information Technology	30,697,461	—	—	30,697,461
Materials	56,003,968	—	—	56,003,968
Total Common Stocks	$383,457,339	$—	$—	$383,457,339
Short-Term Investments
Money Market Funds	$5,895,606	$—	$—	$5,895,606
Total Short-Term Investments	$5,895,606	$—	$—	$5,895,606
Total Investments	$389,352,945	$—	$—	$389,352,945

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in securities, at value (cost $259,948,269)	$389,352,945
Dividends and interest receivable	159,441
Receivable for fund shares sold	52,057
Prepaid expenses and other assets	28,114
Total assets	389,592,557

LIABILITIES:
Payable for fund shares redeemed	303,159
Payable to advisor	240,512
Payable to administrator	110,329
Payable to auditor	22,556
Accrued distribution fees	42,315
Accrued service fees	18,354
Accrued trustees fees	6,599
Accrued expenses and other payables	81,482
Total liabilities	825,306
NET ASSETS	$388,767,251

NET ASSETS CONSISTS OF:
Capital stock	$292,682,136
Total distributable earnings	96,085,115
Total net assets	$388,767,251

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$219,576,517
Shares issued and outstanding	11,099,676
Net asset value, offering price, and redemption price per share	$19.78

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$169,190,734
Shares issued and outstanding	8,188,985
Net asset value, offering price, and redemption price per share	$20.66

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Dividend income	$2,424,075
Interest income	1,971
Total investment income	2,426,046

EXPENSES:
Investment advisory fees (See Note 5)	2,912,632
Sub-transfer agent expenses – Investor Class (See Note 5)	469,391
Sub-transfer agent expenses – Institutional Class (See Note 5)	151,549
Administration, accounting, custody, and transfer agent fees (See Note 5)	441,039
Distribution fees – Investor Class (See Note 5)	337,186
Service fees – Investor Class (See Note 5)	224,790
Federal and state registration fees	39,738
Reports to shareholders	28,057
Compliance expense (See Note 5)	27,448
Audit fees	22,556
Trustees’ fees and expenses	20,784
Legal fees	6,999
Interest expense (See Note 7)	1,126
Other expenses	52,112
Total expenses	4,735,407
NET INVESTMENT LOSS	$(2,309,361)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$20,131,190
Net change in unrealized appreciation/depreciation on investments	130,334,890
Net gain on investments	150,466,080
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$148,156,719

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment loss	$(2,309,361)	$(355,618)
Net realized gain on investments	20,131,190	35,396,494
Net change in unrealized
appreciation/depreciation on investments	130,334,890	(10,356,279)
Net increase in net assets resulting from operations	148,156,719	24,684,597

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	27,799,744	36,649,372
Proceeds from shares subscribed – Institutional Class	11,595,887	10,233,461
Cost of shares redeemed – Investor Class	(81,876,744)	(67,490,215)
Cost of shares redeemed – Institutional Class	(41,705,014)	(54,174,180)
Net decrease in net assets derived
from capital share transactions	(84,186,127)	(74,781,562)
TOTAL INCREASE (DECREASE) IN NET ASSETS	63,970,592	(50,096,965)

NET ASSETS:
Beginning of year	324,796,659	374,893,624
End of year	$388,767,251	$324,796,659

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,537,236	2,924,072
Shares sold – Institutional Class	580,302	796,521
Shares redeemed – Investor Class	(4,659,617)	(5,859,484)
Shares redeemed – Institutional Class	(2,247,525)	(4,490,843)
Net decrease in shares outstanding	(4,789,604)	(6,629,734)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021		2020		2019		2018	2017

$13.27		$12.01		$16.87		$22.46	$18.37

(0.14	)(1)	(0.03	)(1)	(0.02	)(1)	(0.06)	(0.15)
6.65		1.29		(0.34)		(1.87)	4.36
6.51		1.26		(0.36)		(1.93)	4.21

—		—		(4.50)		(3.66)	(0.12)
—		—		(4.50)		(3.66)	(0.12)
$19.78		$13.27		$12.01		$16.87	$22.46

49.06%		10.49%		-1.22%		-10.54%	23.02%

$219.58		$188.71		$206.11		$338.39	$351.16
1.36%		1.37%		1.36%		1.31%	1.34%
(0.74)%		(0.27)%		(0.15)%		(0.47)%	(0.33)%
0%		94%		70%		181%	106%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and 0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021		2020	2019	2018		2017

$13.81		$12.46	$17.38	$23.07		$18.80

(0.07	)(1)	0.01 (1)	0.03 (1)	(0.00	)(2)	0.02
6.92		1.34	(0.36)	(1.92)		4.38
6.85		1.35	(0.33)	(1.92)		4.40

—		—	(4.59)	(3.77)		(0.13)
—		—	(4.59)	(3.77)		(0.13)
$20.66		$13.81	$12.46	$17.38		$23.07

49.60%		10.83%	-0.84%	-10.22%		23.47%

$169.19		$136.09	$168.79	$329.30		$620.38
0.99%		1.01%	1.00%	0.95%		0.97%
(0.38)%		0.09%	0.20%	(0.12)%		0.04%
0%		94%	70%	181%		106%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2021 are as follows:

Total
Distributable
Earnings	Capital Stock
$849,956	$(849,956)

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will

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have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

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NOTES TO THE FINANCIAL STATEMENTS

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

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4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $0 and $84,356,557, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The

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NOTES TO THE FINANCIAL STATEMENTS

administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies, acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $34,178 and 3.25%, respectively. The interest expensed by the Fund during fiscal year 2021 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2021 was $2,642,000. As of October 31, 2021, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$259,999,096
Gross tax unrealized appreciation	$139,260,695
Gross tax unrealized depreciation	(9,906,846)
Net tax unrealized appreciation/(depreciation)	$129,353,849
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(33,268,734)
Total accumulated gain/(loss)	$96,085,115

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had $1,788,004 in unlimited long-term and $29,422,950 in unlimited short-term capital loss carryforwards. During fiscal year 2021, the capital losses utilized by the Fund were $20,127,731.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund deferred, on a tax basis, a late-year ordinary loss of $2,057,780. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2021 and 2020, the Fund did not pay any distributions.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Mid Cap 30 Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

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Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$ 997.00	$6.85
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92

Institutional Class
Actual	$1,000.00	$ 998.60	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.36% for Investor Class shares or 0.99% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

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32

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

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34

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY CORNERSTONE LARGE GROWTH FUND

Investor Class  HFLGX
Institutional Class  HILGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2021

Dear Hennessy Funds Shareholder:

What a year this has been. While it doesn’t feel that we are out of the “pandemic” phase of the coronavirus crisis, we look forward to a day when we will eventually see fewer cases and potentially less severe variants. We feel extremely grateful to the many healthcare workers who have continued to work tirelessly during the recent surge. As we move through the next year, we hope that new U.S. cases will decline and that many other parts of the world will see improvements as well.

What a year this has been! As measured by the total return of the S&P 500® Index, as of October 31, 2021, the market was up 24.04% calendar year to date. This comes in the wake of a tumultuous 2020 in which the market plunged in the beginning of the pandemic and recovered dramatically to end the year up 18.40%. Interestingly, 18% appears to be a repeating number in the past dozen years. From the low point of the Financial Crisis (March 9, 2009) to the high point reached just prior to the COVID-19 pandemic (February 12, 2020), the S&P 500® Index was up 18.27% per year. We are well aware that past results are not predictive of the future, and we find ourselves naturally skeptical of such strong returns. But, as shown in the chart below, we find that the most common annual total returns of the market over the past 102 years range between 20% and 30% with the second most common being between 10% and 20%:

Source: Bloomberg L.P.

We will say it again, after showing a chart like the one above: Past results are not predictive of the future. Instead, we look at where we are right now – in the economy, in the market, in the business cycle – to reflect on where we have come from and where we may be going. U.S. GDP is strong and growing, interest rates remain low, and earnings growth and profitability remain robust. We believe stocks are trading at reasonable valuations when viewed as a whole, with the S&P 500® Index at 21.0x estimated earnings for 2022. Furthermore, we believe corporate balance sheets are healthy, with high levels of excess cash, which could support growth, increases in dividends, more share buybacks, and future acquisitions. Uncertainty and volatility can manifest at any time in the stock market, and the current market is no different. Investors have questions about inflation, worldwide supply chain issues, and what could drive the next boost in earnings. While these concerns are warranted, we continue to believe that overall the positives outweigh the negatives, and here at Hennessy we continue to see opportunity in the market and in our Funds.

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2

LETTER TO SHAREHOLDERS

What a (fiscal) year this has been!!! For our fiscal year ended October 31, 2021, the S&P 500® Index rose 42.91% on a total return basis, setting a new all-time high on the final day of the period. Except for a short 21-trading-day period that began on September 2 during which the market fell 5.13% only to rebound to new highs just 13 trading days later, the market has been on a continuous march higher. We saw a dramatic shift in market leadership as many of the sectors that underperformed during our last fiscal year soared in fiscal year 2021. Small-caps beat mid-caps, which in turn beat large-caps. The Energy and Financials sectors skyrocketed during the 12-month period, as reflected by the S&P 500® Energy Sector’s total return of 111.29% and the Russell 1000® Index Financials’ total return of 70.87%. Both of these sectors were among the worst performing in our fiscal year 2020, so a bounce back in our fiscal year 2021, while not a foregone conclusion, was a distinct possibility.

Overall, we are pleased with the performance of our mutual funds during the fiscal year. On an absolute basis, each of our 16 Funds achieved total returns greater than 10% and seven outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index and posted total returns of 45% or higher. Our four best-performing funds were concentrated in the Energy and Financials sectors. While some of our Funds certainly benefited from being in the “right” sector at the “right” time, we also believe this was a favorable period for our investment style of high-conviction investing and concentrated portfolio construction.

What will the coming year bring? As mentioned in our last shareholder letter (June 2021), we understand that even the greatest bull markets experience corrections along the way, and the last time the S&P 500® Index dropped over 10% was in February/March of 2020. Whether or not a correction occurs sooner or later, we believe the market as a whole has more room to run. We see many factors that could drive the market higher from here: strong GDP growth and increasing corporate earnings, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and strong corporate balance sheets with plenty of cash.

Thank you for your interest and for investing with us. We remain committed to managing our portfolios for long-term performance, ever mindful of downside risk. With so many investment options available to you, we are grateful for the trust you put in us and for your continued interest in our family of Funds. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russel 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Large Growth Fund –
Investor Class (HFLGX)	48.00%	14.75%	13.04%
Hennessy Cornerstone Large Growth Fund –
Institutional Class (HILGX)	48.30%	15.05%	13.31%
Russell 1000® Index	43.51%	19.16%	16.30%
S&P 500® Index	42.91%	18.93%	16.21%

Expense ratios: 1.31% (Investor Class); 1.01% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

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4

PERFORMANCE OVERVIEW

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2021, the Investor Class of the Hennessy Cornerstone Large Growth Fund returned 48.00%, outperforming both the Russell 1000® Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned 43.51% and 42.91%, respectively, for the same period.

The Fund’s outperformance relative to its primary benchmark resulted from both stock selection and sector allocation. Stock selection in the Communication Services, Consumer Discretionary, and Industrials sectors contributed to outperformance. The largest contributors to performance in each of these sectors during the period were ViacomCBS, Inc. (Class B), Darden Restaurants, Inc., and United Rentals, Inc., respectively. Offsetting these were investments in the Materials, Health Care, and Consumer Staples sectors. The largest detractors from performance within each of these sectors during the period were FMC Corp., Biogen, Inc., and Clorox Company, respectively. Sector selection contributed modestly to the Fund’s relative return. An underweight positions in the Utilities sector, an overweight position in the Industrials sector, and an underweight position in the Energy sector contributed to returns during the period on a relative basis.

The Fund continues to hold the companies mentioned except ViacomCBS, Darden Restaurants, and United Rentals.

Portfolio Strategy:

The Fund utilizes a formula-based approach designed to result in a portfolio of attractively valued, highly profitable, larger-cap companies. In essence, the strategy seeks high-quality, high-return companies that may be overlooked by other investors by selecting 50 larger-cap stocks that have relatively low price-to-cash-flow ratios and have generated high returns on capital over the past year.

Investment Commentary:

After a tumultuous 2020 and a strong 2021, we believe that the outlook for U.S. stocks remains positive. After a sharp contraction in economic activity as a result of the COVID-19 pandemic, the U.S. economy is growing steadily and demonstrating incredible resilience. We are benefiting from increased employment, rapid wage gains, and robust economic activity. Corporate earnings are on the rise, interest rates remain low, and Federal Reserve policies continue to accommodate a strong economy.

Sectors where the Fund currently maintains significant overweight positions include Consumer Discretionary, Health Care, and Consumer Staples. Representative holdings within the Consumer Discretionary sector include AutoZone, Inc., Williams-Sonoma, Inc., and O’Reilly Automotive, Inc. Health Care sector exposure includes companies such as HCA Healthcare, Inc., Regeneron Pharmaceuticals, and Quest Diagnostics, Inc. Within the Consumer Staples sector, the Fund owns Kroger Company, Kellogg Company, and

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5

Kimberly-Clark Corporation. We believe these companies should benefit from a rebound in economic growth in the United States and abroad.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Price-to-cash-flow ratio is a valuation measure calculated by dividing a company’s market price per share by its cash flow per share.

WWW.HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY CORNERSTONE LARGE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
KKR & Co., Inc.	2.93%
AutoZone, Inc.	2.54%
Oracle Corp.	2.49%
Lowe’s Companies, Inc.	2.45%
HCA Healthcare, Inc.	2.43%
The Home Depot, Inc.	2.42%
Regeneron Pharmaceuticals, Inc.	2.38%
Williams-Sonoma, Inc.	2.37%
Target Corp.	2.36%
The Interpublic Group of Companies, Inc.	2.34%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 99.59%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 5.60%
Omnicom Group, Inc.	39,300	$2,675,544	1.66%
The Interpublic Group of Companies, Inc.	103,400	3,781,338	2.34%
Verizon Communications, Inc.	48,900	2,591,211	1.60%
		9,048,093	5.60%

Consumer Discretionary – 28.13%
AutoZone, Inc. (a)	2,300	4,105,132	2.54%
Best Buy Co., Inc.	26,900	3,288,256	2.04%
Dollar General Corp.	14,300	3,167,736	1.96%
Dollar Tree, Inc. (a)	27,500	2,963,400	1.83%
DR Horton, Inc.	35,100	3,133,377	1.94%
eBay, Inc.	47,900	3,674,888	2.28%
Lowe’s Companies, Inc.	16,900	3,951,558	2.45%
O’Reilly Automotive, Inc. (a)	6,000	3,733,920	2.31%
PulteGroup, Inc.	59,900	2,879,992	1.78%
Target Corp.	14,700	3,816,414	2.36%
The Home Depot, Inc.	10,500	3,903,270	2.42%
Whirlpool Corp.	14,200	2,993,786	1.85%
Williams-Sonoma, Inc.	20,600	3,826,038	2.37%
		45,437,767	28.13%

Consumer Staples – 10.86%
Kellogg Co.	46,800	2,868,840	1.78%
Kimberly-Clark Corp.	21,100	2,732,239	1.69%
Philip Morris International, Inc.	32,200	3,044,188	1.89%
The Clorox Co.	14,900	2,428,849	1.50%
The Kroger Co.	83,900	3,357,678	2.08%
Walmart, Inc.	20,800	3,107,936	1.92%
		17,539,730	10.86%

Financials – 11.23%
Ameriprise Financial, Inc.	12,200	3,685,986	2.28%
KKR & Co., Inc.	59,300	4,724,431	2.93%
T. Rowe Price Group, Inc.	16,700	3,621,896	2.24%
The Allstate Corp.	25,300	3,128,851	1.94%
The Progressive Corp.	31,400	2,979,232	1.84%
		18,140,396	11.23%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care – 21.61%
AbbVie, Inc.	25,100	$2,878,217	1.78%
Amgen, Inc.	12,000	2,483,640	1.54%
Biogen, Inc. (a)	9,900	2,640,132	1.63%
Cardinal Health, Inc.	52,400	2,505,244	1.55%
HCA Healthcare, Inc.	15,700	3,932,222	2.43%
Hologic, Inc. (a)	37,500	2,749,125	1.70%
Humana, Inc.	7,100	3,288,436	2.04%
Merck & Co., Inc.	37,200	3,275,460	2.03%
Organon & Co.	4,020	147,735	0.09%
Quest Diagnostics, Inc.	23,400	3,434,652	2.13%
Regeneron Pharmaceuticals, Inc. (a)	6,000	3,839,640	2.38%
UnitedHealth Group, Inc.	8,100	3,729,807	2.31%
		34,904,310	21.61%

Industrials – 10.80%
3M Co.	15,400	2,751,672	1.71%
Booz Allen Hamilton Holding Corp., Class A	35,000	3,040,100	1.88%
Emerson Electric Co.	31,500	3,055,815	1.89%
Lockheed Martin Corp.	8,200	2,725,024	1.69%
Snap-on, Inc.	13,300	2,702,959	1.67%
Union Pacific Corp.	13,100	3,162,340	1.96%
		17,437,910	10.80%

Information Technology – 9.86%
Cisco Systems, Inc.	60,200	3,369,394	2.09%
HP, Inc.	93,300	2,829,789	1.75%
Intel Corp.	44,450	2,178,050	1.35%
NortonLifeLock, Inc.	138,500	3,524,825	2.18%
Oracle Corp.	41,900	4,019,886	2.49%
		15,921,944	9.86%

Materials – 1.50%
FMC Corp.	26,600	2,420,866	1.50%

Total Common Stocks
(Cost $125,653,592)		160,851,016	99.59%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 0.54%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.54%
First American Government Obligations Fund,
Institutional Class, 0.03% (b)	865,750	$865,750	0.54%

Total Short-Term Investments
(Cost $865,750)		865,750	0.54%

Total Investments
(Cost $126,519,342) – 100.13%		161,716,766	100.13%
Liabilities in Excess of Other Assets – (0.13)%		(208,453)	(0.13)%

TOTAL NET ASSETS – 100.00%		$161,508,313	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2021.

Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$9,048,093	$—	$—	$9,048,093
Consumer Discretionary	45,437,767	—	—	45,437,767
Consumer Staples	17,539,730	—	—	17,539,730
Financials	18,140,396	—	—	18,140,396
Health Care	34,904,310	—	—	34,904,310
Industrials	17,437,910	—	—	17,437,910
Information Technology	15,921,944	—	—	15,921,944
Materials	2,420,866	—	—	2,420,866
Total Common Stocks	$160,851,016	$—	$—	$160,851,016
Short-Term Investments
Money Market Funds	$865,750	$—	$—	$865,750
Total Short-Term Investments	$865,750	$—	$—	$865,750
Total Investments	$161,716,766	$—	$—	$161,716,766

The accompanying notes are an integral part of these financial statements.

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10

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in securities, at value (cost $126,519,342)	$161,716,766
Dividends and interest receivable	109,384
Receivable for fund shares sold	6,430
Prepaid expenses and other assets	22,596
Total assets	161,855,176

LIABILITIES:
Payable for fund shares redeemed	304
Payable to advisor	99,137
Payable to administrator	47,562
Payable to auditor	22,556
Accrued distribution fees	135,786
Accrued service fees	11,872
Accrued trustees fees	6,594
Accrued expenses and other payables	23,052
Total liabilities	346,863
NET ASSETS	$161,508,313

NET ASSETS CONSISTS OF:
Capital stock	$105,310,912
Total distributable earnings	56,197,401
Total net assets	$161,508,313

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$143,114,729
Shares issued and outstanding	9,974,111
Net asset value, offering price, and redemption price per share	$14.35

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$18,393,584
Shares issued and outstanding	1,267,647
Net asset value, offering price, and redemption price per share	$14.51

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Dividend income	$2,985,536
Interest income	941
Total investment income	2,986,477

EXPENSES:
Investment advisory fees (See Note 5)	1,120,334
Distribution fees – Investor Class (See Note 5)	199,081
Administration, accounting, custody, and transfer agent fees (See Note 5)	177,858
Service fees – Investor Class (See Note 5)	132,721
Sub-transfer agent expenses – Investor Class (See Note 5)	115,055
Sub-transfer agent expenses – Institutional Class (See Note 5)	16,780
Federal and state registration fees	36,898
Compliance expense (See Note 5)	27,448
Audit fees	22,556
Trustees’ fees and expenses	19,252
Reports to shareholders	10,125
Legal fees	2,541
Interest expense (See Note 7)	916
Other expenses	23,038
Total expenses before recoupment by advisor	1,904,603
Expense recoupment by advisor – Investor Class (See Note 5)	4,527
Net expenses	1,909,130
NET INVESTMENT INCOME	$1,077,347

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$23,137,704
Net change in unrealized appreciation/depreciation on investments	30,012,110
Net gain on investments	53,149,814
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,227,161

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment income	$1,077,347	$1,164,145
Net realized gain on investments	23,137,704	6,452,954
Net change in unrealized
appreciation/depreciation on investments	30,012,110	(8,936,589)
Net increase (decrease) in net
assets resulting from operations	54,227,161	(1,319,490)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(5,878,284)	(2,977,504)
Distributable earnings – Institutional Class	(758,549)	(399,991)
Total distributions	(6,636,833)	(3,377,495)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	8,018,607	1,781,545
Proceeds from shares subscribed – Institutional Class	16,491,311	1,724,940
Dividends reinvested – Investor Class	5,574,991	2,817,178
Dividends reinvested – Institutional Class	740,220	392,293
Cost of shares redeemed – Investor Class	(15,731,261)	(14,850,308)
Cost of shares redeemed – Institutional Class	(16,883,651)	(7,495,843)
Net decrease in net assets derived
from capital share transactions	(1,789,783)	(15,630,195)
TOTAL INCREASE (DECREASE) IN NET ASSETS	45,800,545	(20,327,180)

NET ASSETS:
Beginning of year	115,707,768	136,034,948
End of year	$161,508,313	$115,707,768

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	592,099	182,762
Shares sold – Institutional Class	1,203,797	191,956
Shares issued to holders as reinvestment
of dividends – Investor Class	501,827	255,706
Shares issued to holders as reinvestment
of dividends – Institutional Class	65,913	35,229
Shares redeemed – Investor Class	(1,214,696)	(1,505,702)
Shares redeemed – Institutional Class	(1,221,754)	(736,903)
Net decrease in shares outstanding	(72,814)	(1,576,952)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	The Fund had an expense limitation agreement in place through November 30, 2019.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020		2019	2018	2017

$10.21	$10.54		$12.24	$11.75	$10.27

0.09 (1)	0.09	(1)	0.13 (1)	0.06	0.11
4.64	(0.15)		0.56	0.94	1.49
4.73	(0.06)		0.69	1.00	1.60

(0.10)	(0.14)		(0.09)	(0.08)	(0.12)
(0.49)	(0.13)		(2.30)	(0.43)	—
(0.59)	(0.27)		(2.39)	(0.51)	(0.12)
$14.35	$10.21		$10.54	$12.24	$11.75

48.00%	-0.75%		7.84%	8.53%	15.70%

$143.11	$103.11		$117.62	$125.91	$91.74

1.29%	1.31%		1.31%	1.24%	1.25%
1.29%	1.31	%(2)	1.29%	1.24%	1.25%

0.69%	0.93%		1.24%	0.81%	0.95%
0.69%	0.93%		1.26%	0.81%	0.95%
68%	62%		57%	70%	65%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	The Fund had an expense limitation agreement in place through November 30, 2019.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021	2020		2019	2018	2017

$10.33	$10.65		$12.38	$11.87	$10.37

0.12 (1)	0.13	(1)	0.16 (1)	0.14	0.13
4.68	(0.15)		0.56	0.90	1.52
4.80	(0.02)		0.72	1.04	1.65

(0.13)	(0.17)		(0.12)	(0.10)	(0.15)
(0.49)	(0.13)		(2.33)	(0.43)	—
(0.62)	(0.30)		(2.45)	(0.53)	(0.15)
$14.51	$10.33		$10.65	$12.38	$11.87

48.30%	-0.40%		8.12%	8.82%	16.00%

$18.39	$12.60		$18.42	$19.25	$12.17

1.04%	1.01%		1.00%	0.96%	1.00%
1.04%	1.01	%(2)	0.98%	0.96%	1.00%

0.91%	1.23%		1.56%	1.08%	1.20%
0.91%	1.23%		1.58%	1.08%	1.20%
68%	62%		57%	70%	65%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy Cornerstone Large Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2021 are as follows:

Total
Distributable
Earnings	Capital Stock
$(3,159,353)	$3,159,353

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18

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will

HENNESSY FUNDS	1-800-966-4354
19

have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

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20

NOTES TO THE FINANCIAL STATEMENTS

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

HENNESSY FUNDS	1-800-966-4354
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4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $99,929,209 and $105,241,302, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

From December 1, 2017, through November 30, 2019, the Advisor contractually agreed to limit total annual operating expenses to 1.29% of the Fund’s net assets for Investor Class shares and 0.98% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities).

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of October 31, 2021, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year
	2022	2023	Total
Investor Class	$15,594	$—	$15,594
Institutional Class	$2,872	$162	$3,034

During fiscal year 2021, the Advisor recouped previously waived expenses from the Fund as set forth in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions

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22

NOTES TO THE FINANCIAL STATEMENTS

and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies, acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $27,800 and 3.25%, respectively. The interest expensed by the Fund during fiscal year 2021 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2021 was $5,158,000. As of October 31, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$126,550,944
Gross tax unrealized appreciation	$37,333,974
Gross tax unrealized depreciation	(2,168,152)
Net tax unrealized appreciation/(depreciation)	$35,165,822
Undistributed ordinary income	$1,496,191
Undistributed long-term capital gains	19,535,388
Total distributable earnings	$21,031,579
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$56,197,401

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had no tax- basis capital losses to offset future capital gains.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2021 and 2020, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
Ordinary income(1)	$1,164,101	$3,097,827
Long-term capital gains	5,472,732	279,668
Total distributions	$6,636,833	$3,377,495

(1) Ordinary income includes short-term capital gains.

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NOTES TO THE FINANCIAL STATEMENTS

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2021, capital gains were declared and paid to shareholders of record on December 6, 2021, as follows:

	Long-term	Short-term
Investor Class	$1.74592	$0.03744
Institutional Class	$1.76609	$0.03787

HENNESSY FUNDS	1-800-966-4354
25

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Large Growth Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Large Growth Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

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26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$1,052.10	$6.67
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.56

Institutional Class
Actual	$1,000.00	$1,053.00	$5.49
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.29% for Investor Class shares or 1.06% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

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32

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

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PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY CORNERSTONE VALUE FUND

Investor Class  HFCVX
Institutional Class  HICVX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2021

Dear Hennessy Funds Shareholder:

What a year this has been. While it doesn’t feel that we are out of the “pandemic” phase of the coronavirus crisis, we look forward to a day when we will eventually see fewer cases and potentially less severe variants. We feel extremely grateful to the many healthcare workers who have continued to work tirelessly during the recent surge. As we move through the next year, we hope that new U.S. cases will decline and that many other parts of the world will see improvements as well.

What a year this has been! As measured by the total return of the S&P 500® Index, as of October 31, 2021, the market was up 24.04% calendar year to date. This comes in the wake of a tumultuous 2020 in which the market plunged in the beginning of the pandemic and recovered dramatically to end the year up 18.40%. Interestingly, 18% appears to be a repeating number in the past dozen years. From the low point of the Financial Crisis (March 9, 2009) to the high point reached just prior to the COVID-19 pandemic (February 12, 2020), the S&P 500® Index was up 18.27% per year. We are well aware that past results are not predictive of the future, and we find ourselves naturally skeptical of such strong returns. But, as shown in the chart below, we find that the most common annual total returns of the market over the past 102 years range between 20% and 30% with the second most common being between 10% and 20%:

Source: Bloomberg L.P.

We will say it again, after showing a chart like the one above: Past results are not predictive of the future. Instead, we look at where we are right now – in the economy, in the market, in the business cycle – to reflect on where we have come from and where we may be going. U.S. GDP is strong and growing, interest rates remain low, and earnings growth and profitability remain robust. We believe stocks are trading at reasonable valuations when viewed as a whole, with the S&P 500® Index at 21.0x estimated earnings for 2022. Furthermore, we believe corporate balance sheets are healthy, with high levels of excess cash, which could support growth, increases in dividends, more share buybacks, and future acquisitions. Uncertainty and volatility can manifest at any time in the stock market, and the current market is no different. Investors have questions about inflation, worldwide supply chain issues, and what could drive the next boost in earnings. While these concerns are warranted, we continue to believe that overall the positives outweigh the negatives, and here at Hennessy we continue to see opportunity in the market and in our Funds.

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LETTER TO SHAREHOLDERS

What a (fiscal) year this has been!!! For our fiscal year ended October 31, 2021, the S&P 500® Index rose 42.91% on a total return basis, setting a new all-time high on the final day of the period. Except for a short 21-trading-day period that began on September 2 during which the market fell 5.13% only to rebound to new highs just 13 trading days later, the market has been on a continuous march higher. We saw a dramatic shift in market leadership as many of the sectors that underperformed during our last fiscal year soared in fiscal year 2021. Small-caps beat mid-caps, which in turn beat large-caps. The Energy and Financials sectors skyrocketed during the 12-month period, as reflected by the S&P 500® Energy Sector’s total return of 111.29% and the Russell 1000® Index Financials’ total return of 70.87%. Both of these sectors were among the worst performing in our fiscal year 2020, so a bounce back in our fiscal year 2021, while not a foregone conclusion, was a distinct possibility.

Overall, we are pleased with the performance of our mutual funds during the fiscal year. On an absolute basis, each of our 16 Funds achieved total returns greater than 10% and seven outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index and posted total returns of 45% or higher. Our four best-performing funds were concentrated in the Energy and Financials sectors. While some of our Funds certainly benefited from being in the “right” sector at the “right” time, we also believe this was a favorable period for our investment style of high-conviction investing and concentrated portfolio construction.

What will the coming year bring? As mentioned in our last shareholder letter (June 2021), we understand that even the greatest bull markets experience corrections along the way, and the last time the S&P 500® Index dropped over 10% was in February/March of 2020. Whether or not a correction occurs sooner or later, we believe the market as a whole has more room to run. We see many factors that could drive the market higher from here: strong GDP growth and increasing corporate earnings, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and strong corporate balance sheets with plenty of cash.

Thank you for your interest and for investing with us. We remain committed to managing our portfolios for long-term performance, ever mindful of downside risk. With so many investment options available to you, we are grateful for the trust you put in us and for your continued interest in our family of Funds. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russel 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Value Fund –
Investor Class (HFCVX)	46.82%	9.92%	10.10%
Hennessy Cornerstone Value Fund –
Institutional Class (HICVX)	47.19%	10.16%	10.33%
Russell 1000® Value Index	43.76%	12.39%	12.85%
S&P 500® Index	42.91%	18.93%	16.21%

Expense ratios: 1.30% (Investor Class); 1.08% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Value Index comprises those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth value. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

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PERFORMANCE OVERVIEW

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2021, the Investor Class of the Hennessy Cornerstone Value Fund returned 46.82%, outperforming both the Russell 1000® Value Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned 43.76% and 42.91%, respectively, for the same period.

The Fund’s outperformance relative to its primary benchmark resulted from both stock selection and sector allocation. Stock selection in the Consumer Discretionary, Consumer Staples, and Energy sectors contributed to outperformance. The largest contributors to performance within each of these sectors during the period were Home Depot, Inc., Walgreens Boots Alliance, Inc., and Canadian Natural Resources, Ltd., respectively.  During the period, all sectors contributed to Fund gains. The Fund’s overweight position in the Energy sector and underweight position in the Utilities sector most significantly contributed to the Fund’s relative performance.

The Fund continues to hold the companies mentioned with the exception of Walgreens Boots Alliance.

Portfolio Strategy:

The Fund utilizes a formula-based approach designed to result in a portfolio of potentially undervalued, profitable, large-cap companies with high dividend yields. In essence, the strategy seeks 50 established companies that are generating sufficient cash flows to pay generous dividends but that may be overlooked by other investors.

Investment Commentary:

After a tumultuous 2020 and a strong 2021, we believe that the outlook for U.S. stocks remains positive. After a sharp contraction in economic activity as a result of the COVID-19 pandemic, the U.S. economy is growing steadily and demonstrating incredible resilience. We are benefiting from increased employment, rapid wage gains, and robust economic activity. Corporate earnings are on the rise, interest rates remain low, and Federal Reserve policies continue to accommodate a strong economy.

Sectors where the Fund currently maintains significant overweight positions relative to its benchmark include Energy and Consumer Staples. Representative holdings within the Energy sector include Canadian Natural Resources, Suncor Energy, Inc., and ConocoPhillips. Consumer Staples exposure includes companies such as The Kroger Company, PepsiCo, Inc., and The Proctor & Gamble Company. We believe these companies should benefit from continued growth in the economy in the United States and abroad.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

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The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies.The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company. Dividend yield is calculated by dividing a company’s dividends per share by its market price per share.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY CORNERSTONE VALUE FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Canadian Natural Resources Ltd.	2.63%
The Home Depot, Inc.	2.51%
ConocoPhillips	2.50%
The Bank of New York Mellon Corp.	2.39%
United Parcel Service, Inc., Class B	2.33%
Suncor Energy, Inc.	2.29%
Pfizer, Inc.	2.29%
CVS Health Corp.	2.27%
Petroleo Brasileiro SA – ADR	2.22%
GlaxoSmithKline PLC – ADR	2.21%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 99.06%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 5.36%
AT&T, Inc.	163,060	$4,118,896	1.58%
BCE, Inc. (a)	105,400	5,424,938	2.09%
Verizon Communications, Inc.	82,800	4,387,572	1.69%
		13,931,406	5.36%

Consumer Discretionary – 4.59%
McDonald’s Corp.	22,000	5,402,100	2.08%
The Home Depot, Inc.	17,500	6,505,450	2.51%
		11,907,550	4.59%

Consumer Staples – 21.06%
Altria Group, Inc.	102,900	4,538,919	1.75%
British American Tobacco PLC – ADR (a)	127,900	4,466,268	1.72%
Colgate-Palmolive Co.	60,600	4,617,114	1.78%
Mondelez International, Inc.	85,400	5,187,196	2.00%
PepsiCo, Inc.	35,100	5,672,160	2.18%
Philip Morris International, Inc.	53,900	5,095,706	1.96%
The Coca-Cola Co.	91,800	5,174,766	1.99%
The Kraft Heinz Co.	123,500	4,432,415	1.71%
The Kroger Co.	139,300	5,574,786	2.15%
The Procter & Gamble Co.	36,900	5,276,331	2.03%
Unilever PLC – ADR (a)	87,000	4,661,460	1.79%
		54,697,121	21.06%

Energy – 19.59%
BP PLC – ADR (a)	186,400	5,366,456	2.07%
Canadian Natural Resources Ltd. (a)	160,600	6,827,106	2.63%
Chevron Corp.	44,875	5,137,739	1.98%
ConocoPhillips	87,100	6,488,079	2.50%
Exxon Mobil Corp.	81,210	5,235,608	2.01%
Petroleo Brasileiro SA – ADR (a)	586,600	5,760,412	2.22%
Royal Dutch Shell PLC – ADR (a)	111,700	5,129,264	1.97%
Suncor Energy, Inc. (a)	226,400	5,954,320	2.29%
TotalEnergies SE – ADR (a)	99,500	4,985,945	1.92%
		50,884,929	19.59%

Financials – 13.87%
Citigroup, Inc.	65,900	4,557,644	1.76%
JPMorgan Chase & Co.	30,400	5,164,656	1.99%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Manulife Financial Corp. (a)	222,700	$4,340,423	1.67%
MetLife, Inc.	77,100	4,841,880	1.86%
Royal Bank of Canada (a)	52,800	5,491,728	2.12%
The Bank of New York Mellon Corp.	104,900	6,210,080	2.39%
Toronto-Dominion Bank (a)	74,600	5,409,246	2.08%
		36,015,657	13.87%

Health Care – 16.19%
AbbVie, Inc.	42,300	4,850,541	1.87%
Bristol-Myers Squibb Co.	74,300	4,339,120	1.67%
CVS Health Corp.	66,100	5,901,408	2.27%
Gilead Sciences, Inc.	73,400	4,762,192	1.83%
GlaxoSmithKline PLC – ADR (a)	135,800	5,748,414	2.21%
Johnson & Johnson	28,800	4,690,944	1.81%
Merck & Co., Inc.	63,300	5,573,565	2.15%
Organon & Co.	6,430	236,303	0.09%
Pfizer, Inc.	136,000	5,948,640	2.29%
		42,051,127	16.19%

Industrials – 4.44%
Raytheon Technologies Corp.	61,600	5,473,776	2.11%
United Parcel Service, Inc., Class B	28,400	6,062,548	2.33%
		11,536,324	4.44%

Information Technology – 10.61%
Cisco Systems, Inc.	99,800	5,585,806	2.15%
Corning, Inc.	116,100	4,129,677	1.59%
HP, Inc.	154,900	4,698,117	1.81%
Intel Corp.	72,900	3,572,100	1.37%
International Business Machines Corp.	37,900	4,741,290	1.83%
Texas Instruments, Inc.	25,800	4,836,984	1.86%
		27,563,974	10.61%

Materials – 3.35%
Dow, Inc.	74,400	4,164,168	1.61%
Newmont Corp.	83,800	4,525,200	1.74%
		8,689,368	3.35%

Total Common Stocks
(Cost $223,777,260)		257,277,456	99.06%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 0.89%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.89%
First American Government Obligations Fund,
Institutional Class, 0.03% (b)	2,306,252	$2,306,252	0.89%

Total Short-Term Investments
(Cost $2,306,252)		2,306,252	0.89%

Total Investments
(Cost $226,083,512) – 99.95%		259,583,708	99.95%
Other Assets in Excess of Liabilities – 0.05%		137,478	0.05%

TOTAL NET ASSETS – 100.00%		$259,721,186	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	U.S.-traded security of a foreign corporation.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2021.

Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$13,931,406	$—	$—	$13,931,406
Consumer Discretionary	11,907,550	—	—	11,907,550
Consumer Staples	54,697,121	—	—	54,697,121
Energy	50,884,929	—	—	50,884,929
Financials	36,015,657	—	—	36,015,657
Health Care	42,051,127	—	—	42,051,127
Industrials	11,536,324	—	—	11,536,324
Information Technology	27,563,974	—	—	27,563,974
Materials	8,689,368	—	—	8,689,368
Total Common Stocks	$257,277,456	$—	$—	$257,277,456
Short-Term Investments
Money Market Funds	$2,306,252	$—	$—	$2,306,252
Total Short-Term Investments	$2,306,252	$—	$—	$2,306,252
Total Investments	$259,583,708	$—	$—	$259,583,708

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in securities, at value (cost $226,083,512)	$259,583,708
Dividends and interest receivable	694,746
Receivable for fund shares sold	5,321
Prepaid expenses and other assets	25,694
Total assets	260,309,469

LIABILITIES:
Payable for fund shares redeemed	106,479
Payable to advisor	162,399
Payable to administrator	73,113
Payable to auditor	22,556
Accrued distribution fees	175,835
Accrued service fees	21,479
Accrued trustees fees	6,604
Accrued expenses and other payables	19,818
Total liabilities	588,283
NET ASSETS	$259,721,186

NET ASSETS CONSISTS OF:
Capital stock	$216,100,531
Total distributable earnings	43,620,655
Total net assets	$259,721,186

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$254,225,270
Shares issued and outstanding	12,979,888
Net asset value, offering price, and redemption price per share	$19.59

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$5,495,916
Shares issued and outstanding	280,017
Net asset value, offering price, and redemption price per share	$19.63

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Dividend income(1)	$9,003,221
Interest income	831
Total investment income	9,004,052

EXPENSES:
Investment advisory fees (See Note 5)	1,820,137
Distribution fees – Investor Class (See Note 5)	361,063
Administration, accounting, custody, and transfer agent fees (See Note 5)	280,217
Service fees – Investor Class (See Note 5)	240,709
Sub-transfer agent expenses – Investor Class (See Note 5)	153,250
Sub-transfer agent expenses – Institutional Class (See Note 5)	3,750
Federal and state registration fees	32,217
Compliance expense (See Note 5)	27,448
Audit fees	22,556
Trustees’ fees and expenses	19,875
Reports to shareholders	13,249
Legal fees	3,314
Other expenses	36,524
Total expenses	3,014,309
NET INVESTMENT INCOME	$5,989,743

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$5,839,377
Net change in unrealized appreciation/depreciation on investments	75,931,568
Net gain on investments	81,770,945
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,760,688

(1)	Net of foreign taxes withheld and issuance fees of 260,264.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment income	$5,989,743	$6,083,189
Net realized gain (loss) on investments	5,839,377	(133,331)
Net change in unrealized
appreciation/depreciation on investments	75,931,568	(46,256,323)
Net increase (decrease) in net
assets resulting from operations	87,760,688	(40,306,465)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(5,556,028)	(16,696,863)
Distributable earnings – Institutional Class	(127,258)	(434,493)
Total distributions	(5,683,286)	(17,131,356)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,114,552	1,453,188
Proceeds from shares subscribed – Institutional Class	578,755	669,886
Dividends reinvested – Investor Class	5,201,166	15,770,353
Dividends reinvested – Institutional Class	108,613	399,784
Cost of shares redeemed – Investor Class	(21,989,301)	(25,597,692)
Cost of shares redeemed – Institutional Class	(1,257,956)	(1,759,353)
Net decrease in net assets derived
from capital share transactions	(16,244,171)	(9,063,834)
TOTAL INCREASE (DECREASE) IN NET ASSETS	65,833,231	(66,501,655)

NET ASSETS:
Beginning of year	193,887,955	260,389,610
End of year	$259,721,186	$193,887,955

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	62,162	95,023
Shares sold – Institutional Class	32,026	42,187
Shares issued to holders as reinvestment
of dividends – Investor Class	331,073	906,647
Shares issued to holders as reinvestment
of dividends – Institutional Class	6,909	22,969
Shares redeemed – Investor Class	(1,262,841)	(1,724,299)
Shares redeemed – Institutional Class	(71,863)	(121,134)
Net decrease in shares outstanding	(902,534)	(778,607)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$13.69	$17.43	$19.29	$21.48	$18.36

0.44 (1)	0.41 (1)	0.47 (1)	0.41	0.45
5.87	(3.01)	0.30	0.35	3.10
6.31	(2.60)	0.77	0.76	3.55

(0.41)	(0.47)	(0.41)	(0.42)	(0.43)
—	(0.67)	(2.22)	(2.53)	—
(0.41)	(1.14)	(2.63)	(2.95)	(0.43)
$19.59	$13.69	$17.43	$19.29	$21.48

46.82%	-16.22%	5.22%	3.64%	19.63%

$254.23	$189.60	$253.95	$266.76	$281.07
1.23%	1.30%	1.23%	1.21%	1.22%
2.43%	2.71%	2.75%	2.21%	2.36%
41%	32%	27%	41%	72%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$13.71	$17.45	$19.33	$21.52	$18.40

0.48 (1)	0.44 (1)	0.50 (1)	0.45	0.43
5.88	(3.01)	0.29	0.35	3.18
6.36	(2.57)	0.79	0.80	3.61

(0.44)	(0.49)	(0.45)	(0.46)	(0.49)
—	(0.68)	(2.22)	(2.53)	—
(0.44)	(1.17)	(2.67)	(2.99)	(0.49)
$19.63	$13.71	$17.45	$19.33	$21.52

47.19%	-16.06%	5.37%	3.88%	19.95%

$5.50	$4.29	$6.44	$7.22	$7.40
0.99%	1.08%	1.08%	0.98%	0.97%
2.67%	2.94%	2.92%	2.43%	2.60%
41%	32%	27%	41%	72%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy Cornerstone Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2021 are as follows:

Total
Distributable
Earnings	Capital Stock
$(432,109)	$432,109

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will

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have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid

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NOTES TO THE FINANCIAL STATEMENTS

and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $97,431,123 and $112,045,969, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may

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NOTES TO THE FINANCIAL STATEMENTS

be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies, acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$226,781,886
Gross tax unrealized appreciation	$43,586,393
Gross tax unrealized depreciation	(10,784,596)
Net tax unrealized appreciation/(depreciation)	$32,801,797
Undistributed ordinary income	$5,163,173
Undistributed long-term capital gains	5,655,685
Total distributable earnings	$10,818,858
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$43,620,655

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2021, the capital losses utilized by the Fund were $115,751.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2021 and 2020, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
Ordinary income(1)	$5,683,286	$7,147,381
Long-term capital gains	—	9,983,975
Total distributions	$5,683,286	$17,131,356

(1) Ordinary income includes short-term capital gains.

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NOTES TO THE FINANCIAL STATEMENTS

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2021, capital gains were declared and paid to shareholders of record on December 6, 2021, as follows:

Long-term
Investor Class	$0.42879
Institutional Class	$0.42980

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Value Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Value Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

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26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

HENNESSY FUNDS	1-800-966-4354
27

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

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28

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$1,056.60	$6.32
Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21

Institutional Class
Actual	$1,000.00	$1,057.70	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.22% for Investor Class shares or 0.99% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 99.50%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

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32

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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33

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

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34

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY TOTAL RETURN FUND

Investor Class  HDOGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	16
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	31
Availability of Quarterly Portfolio Schedule	31
Federal Tax Distribution Information	31
Important Notice Regarding Delivery of Shareholder Documents	31
Electronic Delivery	31
Liquidity Risk Management Program	32
Privacy Policy	32

HENNESSY FUNDS	1-800-966-4354

December 2021

Dear Hennessy Funds Shareholder:

What a year this has been. While it doesn’t feel that we are out of the “pandemic” phase of the coronavirus crisis, we look forward to a day when we will eventually see fewer cases and potentially less severe variants. We feel extremely grateful to the many healthcare workers who have continued to work tirelessly during the recent surge. As we move through the next year, we hope that new U.S. cases will decline and that many other parts of the world will see improvements as well.

What a year this has been! As measured by the total return of the S&P 500® Index, as of October 31, 2021, the market was up 24.04% calendar year to date. This comes in the wake of a tumultuous 2020 in which the market plunged in the beginning of the pandemic and recovered dramatically to end the year up 18.40%. Interestingly, 18% appears to be a repeating number in the past dozen years. From the low point of the Financial Crisis (March 9, 2009) to the high point reached just prior to the COVID-19 pandemic (February 12, 2020), the S&P 500® Index was up 18.27% per year. We are well aware that past results are not predictive of the future, and we find ourselves naturally skeptical of such strong returns. But, as shown in the chart below, we find that the most common annual total returns of the market over the past 102 years range between 20% and 30% with the second most common being between 10% and 20%:

Source: Bloomberg L.P.

We will say it again, after showing a chart like the one above: Past results are not predictive of the future. Instead, we look at where we are right now – in the economy, in the market, in the business cycle – to reflect on where we have come from and where we may be going. U.S. GDP is strong and growing, interest rates remain low, and earnings growth and profitability remain robust. We believe stocks are trading at reasonable valuations when viewed as a whole, with the S&P 500® Index at 21.0x estimated earnings for 2022. Furthermore, we believe corporate balance sheets are healthy, with high levels of excess cash, which could support growth, increases in dividends, more share buybacks, and future acquisitions. Uncertainty and volatility can manifest at any time in the stock market, and the current market is no different. Investors have questions about inflation, worldwide supply chain issues, and what could drive the next boost in earnings. While these concerns are warranted, we continue to believe that overall the positives outweigh the negatives, and here at Hennessy we continue to see opportunity in the market and in our Funds.

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2

LETTER TO SHAREHOLDERS

What a (fiscal) year this has been!!! For our fiscal year ended October 31, 2021, the S&P 500® Index rose 42.91% on a total return basis, setting a new all-time high on the final day of the period. Except for a short 21-trading-day period that began on September 2 during which the market fell 5.13% only to rebound to new highs just 13 trading days later, the market has been on a continuous march higher. We saw a dramatic shift in market leadership as many of the sectors that underperformed during our last fiscal year soared in fiscal year 2021. Small-caps beat mid-caps, which in turn beat large-caps. The Energy and Financials sectors skyrocketed during the 12-month period, as reflected by the S&P 500® Energy Sector’s total return of 111.29% and the Russell 1000® Index Financials’ total return of 70.87%. Both of these sectors were among the worst performing in our fiscal year 2020, so a bounce back in our fiscal year 2021, while not a foregone conclusion, was a distinct possibility.

Overall, we are pleased with the performance of our mutual funds during the fiscal year. On an absolute basis, each of our 16 Funds achieved total returns greater than 10% and seven outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index and posted total returns of 45% or higher. Our four best-performing funds were concentrated in the Energy and Financials sectors. While some of our Funds certainly benefited from being in the “right” sector at the “right” time, we also believe this was a favorable period for our investment style of high-conviction investing and concentrated portfolio construction.

What will the coming year bring? As mentioned in our last shareholder letter (June 2021), we understand that even the greatest bull markets experience corrections along the way, and the last time the S&P 500® Index dropped over 10% was in February/March of 2020. Whether or not a correction occurs sooner or later, we believe the market as a whole has more room to run. We see many factors that could drive the market higher from here: strong GDP growth and increasing corporate earnings, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and strong corporate balance sheets with plenty of cash.

Thank you for your interest and for investing with us. We remain committed to managing our portfolios for long-term performance, ever mindful of downside risk. With so many investment options available to you, we are grateful for the trust you put in us and for your continued interest in our family of Funds. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russel 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Ten
	Year	Years	Years
Hennessy Total Return Fund (HDOGX)	21.72%	6.34%	7.50%
75/25 Blended DJIA/Treasury Index	27.47%	13.26%	10.93%
Dow Jones Industrial Average	37.73%	17.21%	14.32%

Expense ratio: 1.73%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the ICE BofAML U.S. 3-Month Treasury Bill Index, which comprises U.S. Treasury securities maturing in three months. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The Nasdaq Stock Market LLC. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2021, the Hennessy Total Return Fund returned 21.72%, underperforming both the 75/25 Blended DJIA/Treasury Index (the Fund’s primary benchmark) and the Dow Jones Industrial Average, which returned 27.47% and 37.73%, respectively, for the same period.

The Fund underperformed its primary benchmark predominantly as a result of its underweight position in the Financials sector as well as stock selection in the Communication Services and Industrials sectors, with investments in Verizon Communications, Inc. and 3M Company detracting the most from relative performance. Investments that contributed most to relative performance included an Energy sector, a Technology sector, and a Consumer Staples sector company, namely Chevron Corporation, Cisco Systems, Inc., and Walgreens Boots Alliance, Inc., respectively.

The Fund continues to hold all the companies mentioned.

Portfolio Strategy:

The Fund invests approximately 75% of its assets in the “Dogs of the Dow,” the 10 highest dividend-yielding Dow stocks, and 25% of its assets in U.S. Treasuries. As a result of this “blended” strategy, we expect the Fund to underperform equities in periods when equity markets rise and outperform in periods when equity markets fall. The Fund is designed to allow its investors to gain exposure to the equity market while maintaining a significant percentage of its investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor because the equity portion of the portfolio is invested in what we deem to be high-quality companies, each of which pays a quarterly dividend, while the balance of the Fund is invested in lower-risk, short-duration U.S. Treasuries.

Investment Commentary:

After a tumultuous 2020 and a strong 2021, we believe that the outlook for U.S. stocks remains positive. After a sharp contraction in economic activity as a result of the COVID-19 pandemic, the U.S. economy is growing steadily and demonstrating incredible resilience. We are benefiting from increased employment, rapid wage gains, and robust economic activity. Corporate earnings are on the rise, interest rates remain low, and Federal Reserve policies continue to accommodate a strong economy.

If the market experiences a correction, we would expect our more defensive holdings to perform well relative to the market. The relatively short duration of the 25% weighting of U.S. Treasuries in the portfolio (all less than three months) may allow us the ability to roll into higher-yielding Treasuries in the event interest rates rise.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

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References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Dividend yield is calculated by dividing a company’s dividends per share by its market price per share.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY TOTAL RETURN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 0.050%, 01/13/2022	27.54%
U.S. Treasury Bill, 0.050%, 12/16/2021	22.04%
U.S. Treasury Bill, 0.050%, 11/12/2021	16.53%
Chevron Corp.	8.45%
Cisco Systems, Inc.	8.30%
The Coca-Cola Co.	6.97%
Merck & Co., Inc.	6.74%
3M Co.	6.73%
Walgreens Boots Alliance, Inc.	6.73%
Dow, Inc.	6.40%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 69.92%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 5.70%
Verizon Communications, Inc.	58,600	$3,105,214	5.70%

Consumer Staples – 13.70%
The Coca-Cola Co.	67,300	3,793,701	6.97%
Walgreens Boots Alliance, Inc.	77,900	3,662,858	6.73%
		7,456,559	13.70%

Energy – 8.45%
Chevron Corp.	40,200	4,602,498	8.45%

Financials – 4.93%
JPMorgan Chase & Co.	15,800	2,684,262	4.93%

Health Care – 9.48%
Amgen, Inc.	7,200	1,490,184	2.74%
Merck & Co., Inc.	41,700	3,671,685	6.74%
		5,161,869	9.48%

Industrials – 6.73%
3M Co.	20,500	3,662,940	6.73%

Information Technology – 14.53%
Cisco Systems, Inc.	80,800	4,522,376	8.30%
International Business Machines Corp.	27,100	3,390,210	6.23%
		7,912,586	14.53%

Materials – 6.40%
Dow, Inc.	62,300	3,486,931	6.40%

Total Common Stocks
(Cost $32,373,830)		38,072,859	69.92%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 69.84%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 3.73%
First American Government Obligations Fund,
Institutional Class, 0.03% (a)	2,032,877	$2,032,877	3.73%

U.S. Treasury Bills – 66.11%
0.050%, 11/12/2021 (b)(c)	9,000,000	8,999,890	16.53%
0.050%, 12/16/2021 (b)(c)	12,000,000	11,999,550	22.04%
0.050%, 01/13/2022 (b)(c)	15,000,000	14,998,322	27.54%
		35,997,762	66.11%

Total Short-Term Investments
(Cost $38,031,101)		38,030,639	69.84%

Total Investments
(Cost $70,404,931) – 139.76%		76,103,498	139.76%
Liabilities in Excess of Other Assets – (39.76)%		(21,650,932)	(39.76)%

TOTAL NET ASSETS – 100.00%		$54,452,566	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2021.
(b)	The rate listed is the discount rate at issue.
(c)	All or a portion of this security is pledged as collateral for securities sold subject to repurchase. The aggregate fair value of the collateral is $23,998,512.

Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$3,105,214	$—	$—	$3,105,214
Consumer Staples	7,456,559	—	—	7,456,559
Energy	4,602,498	—	—	4,602,498
Financials	2,684,262	—	—	2,684,262
Health Care	5,161,869	—	—	5,161,869
Industrials	3,662,940	—	—	3,662,940
Information Technology	7,912,586	—	—	7,912,586
Materials	3,486,931	—	—	3,486,931
Total Common Stocks	$38,072,859	$—	$—	$38,072,859
Short-Term Investments
Money Market Funds	$2,032,877	$—	$—	$2,032,877
U.S. Treasury Bills	—	35,997,762	—	35,997,762
Total Short-Term Investments	$2,032,877	$35,997,762	$—	$38,030,639
Total Investments	$40,105,736	$35,997,762	$—	$76,103,498

The accompanying notes are an integral part of these financial statements.

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Schedule of Reverse Repurchase Agreements

			Principal	Maturity	Maturity
Face Value	Counterparty	Rate	Trade Date	Date	Amount
$5,397,000	Jefferies LLC	0.20%	08/12/21	11/12/21	$5,399,728
7,196,000	Jefferies LLC	0.20%	09/16/21	12/16/21	7,199,598
8,995,000	Jefferies LLC	0.20%	10/14/21	01/13/22	8,999,498
$21,588,000					$21,598,824

As of October 31, 2021, the fair value of securities held as collateral for reverse repurchase agreements was $23,998,512, as noted on the Schedule of Investments.

Reverse repurchase agreements are not included in the fair value hierarchy because they are carried at face value.  Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. The face value of the reverse repurchase agreements as of October 31, 2021, was $21,588,000. The face value plus interest due at maturity is equal to $21,598,824.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in securities, at value (cost $70,404,931)	$76,103,498
Dividends and interest receivable	53,346
Receivable for fund shares sold	36
Prepaid expenses and other assets	11,115
Total assets	76,167,995

LIABILITIES:
Payable for fund shares redeemed	50
Payable to advisor	27,844
Payable to administrator	18,170
Payable to auditor	22,556
Accrued distribution fees	32,635
Accrued service fees	4,640
Reverse repurchase agreements	21,588,000
Accrued interest payable	5,047
Accrued trustees fees	6,603
Accrued expenses and other payables	9,884
Total liabilities	21,715,429
NET ASSETS	$54,452,566

NET ASSETS CONSISTS OF:
Capital stock	$49,037,517
Total distributable earnings	5,415,049
Total net assets	$54,452,566

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$54,452,566
Shares issued and outstanding	4,022,436
Net asset value, offering price, and redemption price per share	$13.54

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Dividend income	$1,580,238
Interest income	17,511
Total investment income	1,597,749

EXPENSES:
Investment advisory fees (See Note 5)	334,063
Distribution fees – Investor Class (See Note 5)	83,516
Administration, accounting, custody, and transfer agent fees (See Note 5)	72,976
Interest expense (See Notes 7 and 9)	57,632
Service fees – Investor Class (See Note 5)	55,677
Sub-transfer agent expenses – Investor Class (See Note 5)	40,345
Compliance expense (See Note 5)	27,448
Audit fees	22,556
Federal and state registration fees	21,069
Trustees’ fees and expenses	18,764
Reports to shareholders	7,951
Legal fees	956
Other expenses	10,874
Total expenses	753,827
NET INVESTMENT INCOME	$843,922

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(185,169)
Net change in unrealized appreciation/depreciation on investments	9,981,646
Net gain on investments	9,796,477
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,640,399

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment income	$843,922	$1,229,563
Net realized gain (loss) on investments	(185,169)	4,113,416
Net change in unrealized
appreciation/depreciation on investments	9,981,646	(13,243,536)
Net increase (decrease) in net
assets resulting from operations	10,640,399	(7,900,557)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(3,994,715)	(1,304,402)
Total distributions	(3,994,715)	(1,304,402)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	575,745	1,734,947
Dividends reinvested – Investor Class	3,786,662	1,234,664
Cost of shares redeemed – Investor Class	(7,221,451)	(16,040,005)
Net decrease in net assets derived
from capital share transactions	(2,859,044)	(13,070,394)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,786,640	(22,275,353)

NET ASSETS:
Beginning of year	50,665,926	72,941,279
End of year	$54,452,566	$50,665,926

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	43,131	133,453
Shares issued to holders as reinvestment
of dividends – Investor Class	294,662	99,796
Shares redeemed – Investor Class	(548,584)	(1,218,266)
Net decrease in shares outstanding	(210,791)	(985,017)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Cash Flows for the year ended October 31, 2021

Cash flows from operating activities:
Net increase in net assets from operations	$10,640,399
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Payments to purchase securities	(7,485,906)
Proceeds from sale of securities	14,049,457
Proceeds from securities litigation	1,493
Net sale of short term investments	(540,964)
Realized loss on investments in securities	185,169
Net accretion of discount on securities	(17,150)
Change in unrealized appreciation/depreciation
on investments in securities	(9,981,646)
(Increases) decreases in operating assets:
Increase in dividends and interest receivable	(5,643)
Decrease in prepaid expenses and other assets	81
Increases (decreases) in operating liabilities:
Increase in payable to advisor	1,026
Increase in payable to administrator	6,020
Increase in payable for distribution fees	3,487
Increase in payable for service fees	170
Decrease in accrued interest payable	(1,924)
Decrease in accrued audit fees	(544)
Increase in accrued trustee fees	2,666
Decrease in other accrued expenses and payables	(2,591)
Net cash provided by operating securities	6,853,600

Cash flows from financing activities:
Proceeds on shares sold	575,854
Payment on shares redeemed	(7,221,401)
Distributions paid in cash, net of reinvestments	(208,053)
Net cash provided by financing activities	(6,853,600)
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein, consisting
of dividend reinvestment of dividends and distributions	$3,786,662

Cash paid for interest	$59,556

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF CASH FLOWS

(This Page Intentionally Left Blank.)

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses, including interest expense, to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(1)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$11.97	$13.98	$13.57	$14.66	$13.84

0.20 (1)	0.27 (1)	0.24 (1)	0.23	0.20
2.33	(1.99)	0.81	0.43	1.48
2.53	(1.72)	1.05	0.66	1.68

(0.20)	(0.29)	(0.24)	(0.23)	(0.20)
(0.76)	—	(0.40)	(1.52)	(0.66)
(0.96)	(0.29)	(0.64)	(1.75)	(0.86)
$13.54	$11.97	$13.98	$13.57	$14.66

21.72%	-12.36%	7.93%	4.92%	12.56%

$54.45	$50.67	$72.94	$71.60	$77.75
1.35%	1.73%	2.31%	1.95%	1.57%
1.52%	2.05%	1.74%	1.67%	1.38%
19%	39%	30%	10%	36%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. As of October 31, 2021, no such reclassifications were required for fiscal year 2021.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax

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NOTES TO THE FINANCIAL STATEMENTS

jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Reverse Repurchase Agreements – Transactions involving reverse repurchase agreements are treated as collateralized financing transactions and are recorded at their contracted resell or repurchase amounts, which approximates fair value. Upon entering into a reverse repurchase agreement transaction, the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and the Fund subsequently monitors the account to ensure that it maintains such equivalent value. Interest on reverse repurchase agreements is included in interest payable.

As of October 31, 2021, securities with a fair value of $23,998,512, which are included in investments in securities in the Statement of Assets and Liabilities, were pledged to collateralize reverse repurchase agreements.

j).	Offsetting Assets and Liabilities – The Fund follows the financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable

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users of its financial statements to understand the effect of those arrangements on its financial position. Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRAs”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the MRA may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities. For additional information regarding the offsetting of assets and liabilities as of October 31, 2021, please refer to the table in Note 9.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

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NOTES TO THE FINANCIAL STATEMENTS

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $7,485,906 and $14,049,457, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including,

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NOTES TO THE FINANCIAL STATEMENTS

but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies, acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $5,745 and 3.25%, respectively. The interest expensed by the Fund under the line of credit during fiscal year 2021 is included as a component of interest expense in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2021 was $699,000. As of October 31, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$70,431,450
Gross tax unrealized appreciation	$6,894,601
Gross tax unrealized depreciation	(1,222,553)
Net tax unrealized appreciation/(depreciation)	$5,672,048
Undistributed ordinary income	$20,834
Undistributed long-term capital gains	—
Total distributable earnings	$20,834
Other accumulated gain/(loss)	$(277,833)
Total accumulated gain/(loss)	$5,415,049

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had $277,833 in unlimited long-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal years 2021 and 2020, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
Ordinary income(1)	$844,427	$1,304,402
Long-term capital gains	3,150,288	—
Total distributions	$3,994,715	$1,304,402

(1) Ordinary income includes short-term capital gains.

9).  REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund. Securities sold under reverse repurchase agreements are reflected as a liability in the Statement of Assets and Liabilities. Interest payments made under reverse repurchase agreements during fiscal year 2021 totaled $57,443 and are recorded as a component of interest expense in the Statement of Operations.

During fiscal year 2021, the average daily balance and average interest rate in effect for reverse repurchase agreements were $22,376,603 and 0.25%, respectively. Below is information about the scheduled maturity date, amount, and interest rate for outstanding reverse repurchase agreements as of October 31, 2021:

Maturity Date	Amount	Interest Rate
November 12, 2021	$5,397,000	0.20%
December 16, 2021	$7,196,000	0.20%
January 13, 2022	$8,995,000	0.20%

Outstanding reverse repurchase agreements as of October 31, 2021, comprised 39.65% of the Fund’s net assets.

Below is information about reverse repurchase agreements eligible for offset in the Statement of Assets and Liabilities, on both a gross and net basis:

	Gross	Net	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Amounts	Amounts
	Offset	Presented
Gross	in the	in the
Amounts of	Statement of	Statement of		Collateral
Recognized	Assets and	Assets and	Financial	Pledged	Net
Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
$21,588,000	$—	$21,588,000	$21,588,000	$—	$—
$21,588,000	$—	$21,588,000	$21,588,000	$—	$—

For additional information, please refer to the “Offsetting Assets and Liabilities” section in Note 2.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Total Return Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Total Return Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$1,002.20	$6.71
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

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HENNESSY FUNDS	1-800-966-4354
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Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program. The Program Administrator did make adjustments to the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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32

LIQUIDITY RISK MANAGEMENT PROGRAM — PRIVACY POLICY

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

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33

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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34

PRIVACY POLICY

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY EQUITY AND INCOME FUND
Investor Class  HEIFX
Institutional Class  HEIIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	8
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to the Financial Statements	26
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers of the Fund	35
Expense Example	38
Proxy Voting Policy and Proxy Voting Records	40
Availability of Quarterly Portfolio Schedule	40
Federal Tax Distribution Information	40
Important Notice Regarding Delivery of Shareholder Documents	40
Electronic Delivery	40
Liquidity Risk Management Program	41
Privacy Policy	41

HENNESSY FUNDS	1-800-966-4354

December 2021

Dear Hennessy Funds Shareholder:

What a year this has been. While it doesn’t feel that we are out of the “pandemic” phase of the coronavirus crisis, we look forward to a day when we will eventually see fewer cases and potentially less severe variants. We feel extremely grateful to the many healthcare workers who have continued to work tirelessly during the recent surge. As we move through the next year, we hope that new U.S. cases will decline and that many other parts of the world will see improvements as well.

What a year this has been! As measured by the total return of the S&P 500® Index, as of October 31, 2021, the market was up 24.04% calendar year to date. This comes in the wake of a tumultuous 2020 in which the market plunged in the beginning of the pandemic and recovered dramatically to end the year up 18.40%. Interestingly, 18% appears to be a repeating number in the past dozen years. From the low point of the Financial Crisis (March 9, 2009) to the high point reached just prior to the COVID-19 pandemic (February 12, 2020), the S&P 500® Index was up 18.27% per year. We are well aware that past results are not predictive of the future, and we find ourselves naturally skeptical of such strong returns. But, as shown in the chart below, we find that the most common annual total returns of the market over the past 102 years range between 20% and 30% with the second most common being between 10% and 20%:

Source: Bloomberg L.P.

We will say it again, after showing a chart like the one above: Past results are not predictive of the future. Instead, we look at where we are right now – in the economy, in the market, in the business cycle – to reflect on where we have come from and where we may be going. U.S. GDP is strong and growing, interest rates remain low, and earnings growth and profitability remain robust. We believe stocks are trading at reasonable valuations when viewed as a whole, with the S&P 500® Index at 21.0x estimated earnings for 2022. Furthermore, we believe corporate balance sheets are healthy, with high levels of excess cash, which could support growth, increases in dividends, more share buybacks, and future acquisitions. Uncertainty and volatility can manifest at any time in the stock market, and the current market is no different. Investors have questions about inflation, worldwide supply chain issues, and what could drive the next boost in earnings. While these concerns are warranted, we continue to believe that overall the positives outweigh the negatives, and here at Hennessy we continue to see opportunity in the market and in our Funds.

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LETTER TO SHAREHOLDERS

What a (fiscal) year this has been!!! For our fiscal year ended October 31, 2021, the S&P 500® Index rose 42.91% on a total return basis, setting a new all-time high on the final day of the period. Except for a short 21-trading-day period that began on September 2 during which the market fell 5.13% only to rebound to new highs just 13 trading days later, the market has been on a continuous march higher. We saw a dramatic shift in market leadership as many of the sectors that underperformed during our last fiscal year soared in fiscal year 2021. Small-caps beat mid-caps, which in turn beat large-caps. The Energy and Financials sectors skyrocketed during the 12-month period, as reflected by the S&P 500® Energy Sector’s total return of 111.29% and the Russell 1000® Index Financials’ total return of 70.87%. Both of these sectors were among the worst performing in our fiscal year 2020, so a bounce back in our fiscal year 2021, while not a foregone conclusion, was a distinct possibility.

Overall, we are pleased with the performance of our mutual funds during the fiscal year. On an absolute basis, each of our 16 Funds achieved total returns greater than 10% and seven outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index and posted total returns of 45% or higher. Our four best-performing funds were concentrated in the Energy and Financials sectors. While some of our Funds certainly benefited from being in the “right” sector at the “right” time, we also believe this was a favorable period for our investment style of high-conviction investing and concentrated portfolio construction.

What will the coming year bring? As mentioned in our last shareholder letter (June 2021), we understand that even the greatest bull markets experience corrections along the way, and the last time the S&P 500® Index dropped over 10% was in February/March of 2020. Whether or not a correction occurs sooner or later, we believe the market as a whole has more room to run. We see many factors that could drive the market higher from here: strong GDP growth and increasing corporate earnings, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and strong corporate balance sheets with plenty of cash.

Thank you for your interest and for investing with us. We remain committed to managing our portfolios for long-term performance, ever mindful of downside risk. With so many investment options available to you, we are grateful for the trust you put in us and for your continued interest in our family of Funds. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russel 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Ten
	Year	Years	Years
Hennessy Equity and Income Fund –
Investor Class (HEIFX)	21.24%	9.99%	8.44%
Hennessy Equity and Income Fund –
Institutional Class (HEIIX)	21.68%	10.41%	8.81%
70/30 Blended Balanced Index	28.46%	14.07%	12.12%
60/40 Blended Balanced Index	23.91%	12.44%	10.74%
S&P 500® Index	42.91%	18.93%	16.21%

Expense ratios: 1.56% (Investor Class); 1.19% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Balanced Fund.

The 70/30 Blended Balanced Index and the 60/40 Blended Balanced Index comprise a mix of common stocks and bonds, with (i) 70% or 60%, respectively, common stocks represented by the S&P 500® Index and (ii) 30% or 40%, respectively, bonds represented by the Bloomberg Intermediate U.S. Government/Credit Index. The Bloomberg Intermediate U.S. Government/Credit Index measures the performance of U.S. dollar-denominated Treasury securities and government-related and investment-grade corporate securities that have $250 million or more of outstanding face value, are fixed rate and non-convertible, and have remaining maturities of greater than or equal to one year and less than 10 years. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

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PERFORMANCE OVERVIEW

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers for Equity Allocation: Stephen M. Goddard, CFA, Jonathan T. Moody, CFA, J. Brian Campbell, CFA, Mark E. DeVaul, CFA, CPA, and Samuel D. Hutchings, CFA
The London Company of Virginia, LLC (sub-advisor)

Portfolio Managers for Fixed Income Allocation: Gary B. Cloud, CFA, and Peter G. Greig, CFA
FCI Advisors (sub-advisor)

Performance:

For the one-year period ended October 31, 2021, the Investor Class of the Hennessy Equity and Income Fund returned 21.24%, underperforming the 70/30 Blended Balanced Index (the Fund’s primary benchmark), the 60/40 Blended Balanced Index, and the S&P 500® Index, which returned 28.46%, 23.91%, and 42.91%, respectively, for the same period.

Equities: U.S. stocks posted strong gains over the one year period ended October 31, 2021. The market rallied in late 2020 as the COVID-19 vaccines arrived earlier than expected. This led to a reopening of the economy and higher expectations for near-term economic growth. The Federal Reserve maintained its accommodative policies over the year, and the federal government continued to provide fiscal stimulus. Economic data was generally positive, including solid spending on housing and an improving labor market. Oil prices spiked to over $80 per barrel, and core inflation was higher than levels experienced in recent years. Stocks moved higher each month until finally taking a breather in September, reflecting concerns about potential changes in monetary policy as well as fears of higher taxes on individuals and corporations. The downdraft was short lived, though, as U.S. equities posted strong gains in October.

Looking to factors that impacted stocks over the one year period, there was little difference in the returns of growth and value stocks in the large-cap space, but value stocks outperformed growth in the small cap arena. Higher beta stocks outperformed the broader market, and quality factors had little impact on relative returns. These factors were headwinds to the relative performance of the equity portion of the Fund, reflecting its more defensive positioning and focus on downside protection.

Both stock selection and sector allocation were headwinds to the Fund’s relative performance. The weakest names over the one-year period included FedEx Corporation, Citrix Systems, Inc., NewMarket Corporation, Verizon Communications, Inc., and Air Products and Chemicals, Inc. The best performing stocks included Charles Schwab Corporation, Alphabet, Inc. (Class C), Meta Platforms, Inc. (Class A) (formerly Facebook, Inc.), Old Dominion Freight Line, Inc., and CarMax, Inc. The Fund no longer owns Citrix Systems, Inc., but continues to hold the other companies mentioned.

Sector allocation had a slightly negative impact on the Fund’s relative performance. The Fund’s underweight position in Energy and overweight position in Consumer Staples had a negative impact on relative performance, partially offset by the positive impact of the Fund’s overweight position in Financials and underweight position in Utilities.

HENNESSY FUNDS	1-800-966-4354

Fixed Income: The largest source of outperformance in the fixed income allocation for the one-year period came from the “core plus” securities, which comprise mainly preferred stocks and higher yielding credit-sensitive instruments. Overall, the year was a credit-friendly period that saw corporate credit spreads continue tightening in the wake of the post COVID 19 lockdowns that took place earlier in 2020. This spread tightening led to the returns of the individual investment grade corporate bonds and high yield exposure within the Fund outpacing the fixed income benchmark (the Bloomberg Intermediate U.S. Government/Credit Index). U.S. Treasuries had the largest absolute losses in performance, largely due to a “bear steepener,” meaning the widening of the yield curve caused by long-term interest rates increasing at a faster rate than short-term rates, which provided a substantial increase in rates, particularly throughout the intermediate maturity bonds in the belly of the curve. However, an underweighted allocation in U.S. Treasuries compared to the benchmark led to a less negative return for the Fund. Overall, portfolio duration, convexity, and nonparallel yield curve factors detracted moderately from performance, while sector allocation accounted for the majority of the outperformance.

Portfolio Strategy:

The Fund seeks a balanced portfolio with the goal of maintaining broad market exposure with lower volatility. Our bottom-up equity selection strategy seeks companies with strong returns on capital and the flexibility to enhance shareholder value by using their balance sheets. The Fund’s fixed income allocation focuses on high-quality domestic corporate, agency, and government bonds.

Investment Commentary:

Equities: Looking ahead, we maintain a positive view on the U.S. economy but expect GDP to decelerate to roughly 2 to 3% real growth. The Delta variant of COVID-19 remains a potential risk, but we do not expect large scale shutdowns like those we experienced in 2020. We believe consumer spending will continue to be the primary driver of GDP as the labor market improves along with moderate wage inflation, and excess savings built up during the pandemic should aid consumer spending in the near term. Furthermore, the manufacturing and services segments of the economy are firmly in expansionary territory. Fiscal stimulus will likely start to wane, and we expect that the Federal Reserve should begin to reverse some of its more accommodative monetary policies later this year and into 2022. Longer term, we remain optimistic about the prospects for the U.S. economy.

In terms of the equity market, we recognize that valuations are on the rich side while interest rates will likely remain low compared to historical rates. At current valuations, along with various short term risks to the economic outlook (such as rising inflation and potential tax increases), we expect greater volatility in share prices and possibly more muted returns in the near term. Longer term, we continue to believe that quality attributes and solid company fundamentals will lead to strong risk-adjusted returns. Compared to the broader market, we believe that the companies held in the Fund generate much higher returns on capital, have stronger balance sheets, and trade at reasonable valuations.

Fixed Income: It has been another rollercoaster year in the fixed income markets with the “economic reopening” trade being sidelined multiple times due to the Delta variant and fears of further lockdowns. Moreover, general price level increases in the economy have proven to be more persistent than transitory, with important items such as housing, food, energy, and transportation showing few signs of imminent retreat. All of this has led to

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PERFORMANCE OVERVIEW

some weakening in bond prices over the prior year, but not nearly as much as many investors may have surmised.

The Federal Reserve recently announced its anticipated reduction in monthly bond purchases, but the timing coincided with the U.S. Treasury’s forecast for lower monthly debt auction sizing, resulting in limited market impact from these two new developments. Additionally, we note that the Biden administration has nominated for reappointment Federal Reserve Chairman Jerome Powell. There will be three other open positions at the Federal Reserve by early 2022, which means that the Biden administration will have a significant opportunity to reshape the contour of policymakers to its liking.

Putting all of these developments into a market context leads us to anticipate a balanced outlook for fixed income securities. We believe it is difficult to be either overly pessimistic or overly optimistic on the outlook for Treasury yields over the next six months. A very dovish Federal Reserve will be in no hurry to hike rates aggressively, even with inflation well above the Federal Reserve’s comfort zone. However, as market participants peer into the second half of 2022, we believe economic statistics on the rate of GDP growth, strength of the labor market, and inflation will loom large. There are plenty of reasons to assume many of the bottlenecks associated with sourcing goods and services globally will improve over the intermediate term. The credit markets seem to agree with this assessment, as investment grade and riskier credit securities continue to enjoy robust sponsorship. Given all of these factors, we feel confident in our long standing investment strategy of owning high quality fixed income securities through various business cycles.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Investments in debt securities typically decrease in value when interest rates rise. The risk is greater for longer-term debt securities. Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund may experience higher fees due to investments in pooled investment vehicles (including exchange-traded funds). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Duration is a measure of the sensitivity of the price (the value of the principal) of a fixed-income investment to a change in interest rates and is expressed as a number of years. Yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. Investment grade is a rating that indicates that a municipal or corporate bond has a relatively low risk of default. Return on capital is a ratio measuring the profitability of a firm expressed as a percentage of funds acquired from investors and lenders.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY EQUITY AND INCOME FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Alphabet, Inc., Class C	4.70%
Berkshire Hathaway, Inc., Class B	4.68%
Apple, Inc.	4.10%
The Charles Schwab Corp.	3.15%
The Home Depot, Inc.	2.90%
Norfolk Southern Corp.	2.72%
Martin Marietta Materials, Inc.	2.67%
Texas Instruments, Inc.	2.64%
Altria Group, Inc.	2.60%
O'Reilly Automotive, Inc.	2.59%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS – 66.78%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 8.43%
Alphabet, Inc., Class C (a)	1,902	$5,640,210	4.70%
Meta Platforms, Inc. (a)	8,034	2,599,561	2.17%
Verizon Communications, Inc.	35,453	1,878,655	1.56%
		10,118,426	8.43%

Consumer Discretionary – 9.31%
CarMax, Inc. (a)	19,696	2,696,776	2.25%
Lowe’s Companies, Inc.	8,034	1,878,510	1.57%
O’Reilly Automotive, Inc. (a)	4,999	3,110,978	2.59%
The Home Depot, Inc.	9,376	3,485,434	2.90%
		11,171,698	9.31%

Consumer Staples – 6.81%
Altria Group, Inc.	70,812	3,123,517	2.60%
Church & Dwight Co., Inc.	26,154	2,284,813	1.90%
Nestlé S.A. – ADR (b)	21,019	2,770,725	2.31%
		8,179,055	6.81%

Energy – 0.29%
Enbridge, Inc. (b)	1,575	65,930	0.06%
Kinder Morgan, Inc.	3,300	55,275	0.05%
Targa Resources Corp.	2,500	136,675	0.11%
The Williams Companies, Inc.	3,100	87,079	0.07%
		344,959	0.29%

Financials – 11.72%
Berkshire Hathaway, Inc., Class B (a)	19,568	5,616,212	4.68%
BlackRock, Inc.	2,802	2,643,575	2.20%
The Charles Schwab Corp.	46,110	3,782,403	3.15%
The Progressive Corp.	21,295	2,020,470	1.69%
		14,062,660	11.72%

Health Care – 3.21%
Johnson & Johnson	12,982	2,114,508	1.76%
Pfizer, Inc.	39,881	1,744,395	1.45%
		3,858,903	3.21%

Industrials – 6.77%
FedEx Corp.	11,135	2,622,626	2.18%
Norfolk Southern Corp.	11,131	3,261,940	2.72%
Old Dominion Freight Line, Inc.	6,578	2,245,400	1.87%
		8,129,966	6.77%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 13.94%
Apple, Inc.	32,884	$4,926,023	4.10%
Cisco Systems, Inc.	36,807	2,060,088	1.72%
Citrix Systems, Inc.	14,724	1,394,804	1.16%
Fiserv, Inc. (a)	22,777	2,243,307	1.87%
Texas Instruments, Inc.	16,894	3,167,287	2.64%
Visa, Inc., Class A	13,913	2,946,356	2.45%
		16,737,865	13.94%

Materials – 6.30%
Air Products and Chemicals, Inc.	8,115	2,432,958	2.03%
Martin Marietta Materials, Inc.	8,154	3,203,217	2.67%
NewMarket Corp.	5,658	1,923,777	1.60%
		7,559,952	6.30%

Total Common Stocks
(Cost $47,214,838)		80,163,484	66.78%

PREFERRED STOCKS – 1.86%

Communication Services – 0.04%
AT&T, Inc., Series C, 4.750%, Perpetual	1,935	50,387	0.04%

Consumer Discretionary – 0.01%
Ford Motor Co., 6.000%, 12/01/2059	625	17,050	0.01%

Consumer Staples – 0.08%
CHS, Inc., Series 3, 6.750% to 09/30/2024 then
3 Month LIBOR USD + 4.155%, Perpetual (c)	415	11,670	0.01%
CHS, Inc., Series 4, 7.500%, Perpetual	2,985	86,535	0.07%
		98,205	0.08%

Energy – 0.04%
Enbridge, Inc., Series B, 6.375% to 04/15/2023 then
3 Month LIBOR USD + 3.593%, 04/15/2078 (b)(c)	1,930	51,840	0.04%

Financials – 1.69%
AEGON Funding Co. LLC, 5.100%, 12/15/2049	880	23,707	0.02%
American International Group, Inc., Series A, 5.850%, Perpetual	1,720	46,853	0.04%
Arch Capital Group Ltd.
Series G, 4.550%, Perpetual (b)	1,055	27,377	0.02%
Series F, 5.450%, Perpetual (b)	446	11,610	0.01%
Axis Capital Holdings Ltd., Series E, 5.500%, Perpetual (b)	1,060	26,733	0.02%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Bank of America Corp.
Series QQ, 4.250%, Perpetual	690	$17,284	0.02%
Series KK, 5.375%, Perpetual	975	26,452	0.02%
Series GG, 6.000%, Perpetual	1,460	38,865	0.03%
Cadence Bank, Series A, 5.500%, Perpetual	655	17,194	0.02%
Capital One Financial Corp.
Series J, 4.800%, Perpetual	2,110	55,261	0.05%
Series I, 5.000%, Perpetual	1,985	52,860	0.04%
Citigroup, Inc.
Series K, 6.875% to 11/15/2023 then
3 Month LIBOR USD + 4.130%, Perpetual (c)	930	26,375	0.02%
Series J, 7.125% to 09/30/2023 then
3 Month LIBOR USD + 4.040%, Perpetual (c)	1,425	40,028	0.04%
Citizens Financial Group, Inc., Series D, 6.350% to 04/06/2024 then
3 Month LIBOR USD + 3.642%, Perpetual (c)	1,220	34,111	0.03%
ConnectOne Bancorp, Inc., Series A, 5.250% to 09/01/2026 then
5 Year CMT Rate + 4.420%, Perpetual (c)	790	21,030	0.02%
Cullen/Frost Bankers, Inc., Series B, 4.450%, Perpetual	860	22,833	0.02%
Equitable Holdings, Inc., Series A, 5.250%, Perpetual	1,380	36,680	0.03%
Federal Agricultural Mortgage Corp., Series F, 5.250%, Perpetual	800	21,272	0.02%
Fifth Third Bancorp.
Series K, 4.950%, Perpetual	2,205	58,521	0.05%
Series I, 6.625% to 12/31/2023 then
3 Month LIBOR USD + 3.710%, Perpetual (c)	1,165	33,494	0.03%
First Citizens BancShares, Inc., Series A, 5.375%, Perpetual	2,155	59,262	0.05%
First Horizon Corp.
Series D, 6.100% to 05/01/2024 then
3 Month LIBOR USD + 3.859%, Perpetual (c)	650	17,264	0.01%
Series B, 6.625% to 08/01/2025 then
3 Month LIBOR USD + 4.262%, Perpetual (c)	830	23,197	0.02%
First Republic Bank, Series J, 4.700%, Perpetual	1,355	36,328	0.03%
Hartford Financial Services Group, Inc., Series G, 6.000%, Perpetual	1,905	52,826	0.04%
Huntington Bancshares, Inc,
Series H, 4.500%, Perpetual	1,915	48,737	0.04%
Series C, 5.700%, Perpetual	865	22,619	0.02%
JPMorgan Chase & Co.
Series JJ, 4.550%, Perpetual	2,050	53,526	0.05%
Series LL, 4.625%, Perpetual	1,950	50,973	0.04%
KeyCorp
Series F, 5.650%, Perpetual	895	24,326	0.02%
Series E, 6.125% to 12/15/2026 then
3 Month LIBOR USD + 3.892%, Perpetual (c)	1,680	51,492	0.04%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
MetLife, Inc., Series F, 4.750%, Perpetual	1,895	$50,862	0.04%
Morgan Stanley
Series K, 5.850% to 04/15/2027 then
3 Month LIBOR USD + 3.491%, Perpetual (c)	820	24,157	0.02%
Series I, 6.375% to 10/15/2024 then
3 Month LIBOR USD + 3.708%, Perpetual (c)	3,090	88,436	0.07%
Regions Financial Corp.
Series E, 4.450%, Perpetual	2,100	53,550	0.04%
Series C, 5.700% to 05/15/2029 then
3 Month LIBOR USD + 3.148%, Perpetual (c)	1,210	34,896	0.03%
State Street Corp., Series D, 5.900% to 03/15/2024 then
3 Month LIBOR USD + 3.108%, Perpetual (c)	2,335	66,524	0.06%
SVB Financial Group, Series A, 5.250%, Perpetual	1,250	32,988	0.03%
Synchrony Financial, Series A, 5.625%, Perpetual	1,945	51,873	0.04%
Synovus Financial Corp.
Series E, 5.875% to 07/01/2024 then
5 Year CMT Rate + 4.127%, Perpetual (c)	845	22,714	0.02%
Series D, 6.300% to 06/21/2023 then
3 Month LIBOR USD + 3.352%, Perpetual (c)	850	22,270	0.02%
Texas Capital Bancshares, Inc., Series B, 5.750%, Perpetual	730	19,389	0.02%
The Allstate Corp.
Series H, 5.100%, Perpetual	1,330	36,043	0.03%
Series G, 5.625%, Perpetual	2,115	57,634	0.05%
The Goldman Sachs Group, Inc.
Series K, 6.375% to 05/10/2024 then
3 Month LIBOR USD + 3.550%, Perpetual (c)	1,070	30,345	0.03%
Series J, 5.500% to 05/10/2023 then
3 Month LIBOR USD + 3.640%, Perpetual (c)	1,165	31,315	0.03%
Truist Financial Corp.
Series R, 4.750%, Perpetual	1,835	48,903	0.04%
Series O, 5.250%, Perpetual	1,880	52,790	0.04%
US Bancorp, Series B, 3.500% to 11/29/2021 then
3 Month LIBOR USD + 0.600%, Perpetual (c)	2,095	51,747	0.04%
Washington Federal, Inc., Series A, 4.875%, Perpetual	1,860	48,992	0.04%
Wells Fargo & Co.
Series Z, 4.750%, Perpetual	1,930	49,987	0.04%
Series R, 6.625% to 03/15/2024 then
3 Month LIBOR USD + 3.690%, Perpetual (c)	1,840	51,796	0.04%
Western Alliance Bancorp, Series A, 4.250% to 09/30/2026 then
5 Year CMT Rate + 3.452%, Perpetual (c)	345	9,060	0.01%
		2,015,361	1.69%

Total Preferred Stocks
(Cost $2,073,789)		2,232,843	1.86%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

REITS – 2.75%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Financials – 2.75%
Annaly Capital Management, Inc., Series I, 6.750% to 06/30/2024
then 3 Month LIBOR USD + 4.989%, Perpetual (c)	1,360	$35,755	0.03%
Apollo Commercial Real Estate Finance, Inc.	4,130	62,528	0.05%
Chimera Investment Corp.	2,930	45,737	0.04%
Chimera Investment Corp.
Series C, 7.750% to 09/30/2025 then
3 Month LIBOR USD + 4.743%, Perpetual (c)	1,540	39,532	0.03%
Series B, 8.000% to 03/30/2024 then
3 Month LIBOR USD + 5.791%, Perpetual (c)	695	17,924	0.01%
Kimco Realty Corp., Series M, 5.250%, Perpetual	1,150	30,694	0.03%
Monmouth Real Estate Investment Corp., Series C, 6.125%, Perpetual	1,745	44,515	0.04%
Starwood Property Trust, Inc.	2,730	69,533	0.06%
STORE Capital Corp.	85,968	2,951,281	2.46%

Total REITS
(Cost $2,460,571)		3,297,499	2.75%

CORPORATE BONDS – 14.46%

Communication Services – 0.91%
AT&T, Inc., 4.250%, 03/01/2027	980,000	1,094,562	0.91%

Consumer Discretionary – 1.06%
Alibaba Group Holding Ltd., 3.600%, 11/28/2024 (b)	1,000,000	1,063,921	0.89%
Dollar Tree, Inc., 3.700%, 05/15/2023	200,000	208,562	0.17%
		1,272,483	1.06%

Energy – 0.89%
Canadian Natural Resources Ltd., 3.900%, 02/01/2025 (b)	1,000,000	1,070,009	0.89%

Financials – 7.81%
Aflac, Inc., 3.600%, 04/01/2030	300,000	333,494	0.28%
Bank of America Corp., 2.299% to 07/21/2031
then SOFR + 1.220%, 07/21/2032 (c)	575,000	563,344	0.47%
Dell International LLC / EMC Corp., 5.450%, 06/15/2023	1,220,000	1,299,690	1.08%
Discover Financial Services, 5.200%, 04/27/2022	650,000	665,031	0.55%
Fifth Third Bancorp, 3.650%, 01/25/2024	225,000	238,126	0.20%
General Motors Financial Co, Inc., 3.700%, 05/09/2023	1,075,000	1,116,430	0.93%
Huntington Bancshares, Inc.
2.550%, 02/04/2030	525,000	539,142	0.45%
4.000%, 05/15/2025	365,000	396,859	0.33%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

CORPORATE BONDS			% of
	Par Amount	Value	Net Assets
Financials (Continued)
Intercontinental Exchange, Inc., 0.700%, 06/15/2023	165,000	$165,046	0.14%
Morgan Stanley
1.593% to 05/04/2026 then SOFR + 0.879%, 05/04/2027 (c)	295,000	292,381	0.24%
2.239% to 07/21/2031 then SOFR + 1.178%, 07/21/2032 (c)	330,000	322,468	0.27%
Prudential Financial, Inc., 3.878%, 03/27/2028	260,000	292,010	0.24%
Regions Financial Corp., 1.800%, 08/12/2028	325,000	318,288	0.27%
Synchrony Financial, 3.950%, 12/01/2027	650,000	711,509	0.59%
Synovus Financial Corp., 3.125%, 11/01/2022	1,300,000	1,326,358	1.11%
Willis North America, Inc., 3.600%, 05/15/2024	750,000	793,959	0.66%
		9,374,135	7.81%

Health Care – 1.62%
Edwards Lifesciences Corp., 4.300%, 06/15/2028	700,000	801,652	0.67%
Evernorth Health, Inc., 3.500%, 06/15/2024	700,000	740,615	0.62%
Regeneron Pharmaceuticals, Inc., 1.750%, 09/15/2030	425,000	402,304	0.33%
		1,944,571	1.62%

Industrials – 0.36%
General Electric Co., 3.625%, 05/01/2030	380,000	426,169	0.36%

Information Technology – 1.81%
Autodesk, Inc., 2.850%, 01/15/2030	675,000	701,156	0.59%
Broadcom, Inc., 4.110%, 09/15/2028	425,000	469,633	0.39%
Micron Technology, Inc., 2.497%, 04/24/2023	200,000	205,760	0.17%
PayPal Holdings, Inc., 2.850%, 10/01/2029	750,000	792,990	0.66%
		2,169,539	1.81%

Total Corporate Bonds
(Cost $16,618,116)		17,351,468	14.46%

MORTGAGE-BACKED SECURITIES – 2.84%

Fannie Mae Pool
3.000%, 10/01/2043	1,169,658	1,244,712	1.04%
3.500%, 01/01/2042	196,800	212,805	0.18%
6.000%, 10/01/2037	79,337	91,100	0.07%
Fannie Mae REMICS
Series 2013-52, 1.250%, 06/25/2043	57,582	56,878	0.05%
Series 2012-22, 2.000%, 11/25/2040	7,721	7,751	0.00%
Series 2012-16, 2.000%, 11/25/2041	55,552	56,861	0.05%
Series 2010-134, 2.250%, 03/25/2039	20,970	21,148	0.02%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

MORTGAGE-BACKED SECURITIES	Par Amount/		% of
	Number of Shares	Value	Net Assets
Freddie Mac Gold Pool
3.000%, 05/01/2042	512,241	$545,527	0.46%
3.000%, 09/01/2042	766,532	816,424	0.68%
5.500%, 04/01/2037	44,433	51,953	0.04%
Freddie Mac REMICS
Series 4146, 1.500%, 10/15/2042	20,673	20,994	0.02%
Series 4309, 2.000%, 10/15/2043	47,860	48,787	0.04%
Series 3928, 2.500%, 08/15/2040	9,091	9,115	0.01%
Series 3870, 2.750%, 01/15/2041	20,723	21,221	0.02%
Series 4322, 3.000%, 05/15/2043	87,994	90,381	0.07%
Government National Mortgage Association,
Series 2013-24, 1.750%, 02/16/2043	114,837	116,323	0.09%

Total Mortgage-Backed Securities
(Cost $3,222,774)		3,411,980	2.84%

U.S. TREASURY OBLIGATIONS – 8.59%

U.S. Treasury Notes – 8.59%
0.250%, 08/31/2025	1,250,000	1,214,795	1.01%
0.500%, 02/28/2026	1,500,000	1,462,031	1.22%
0.625%, 03/31/2027	1,250,000	1,209,058	1.01%
0.750%, 04/30/2026	1,500,000	1,474,980	1.23%
1.000%, 07/31/2028	1,000,000	971,680	0.81%
1.250%, 04/30/2028	425,000	420,858	0.35%
1.625%, 05/15/2031	300,000	302,320	0.25%
1.875%, 07/31/2026	1,775,000	1,834,698	1.53%
2.750%, 02/15/2024	575,000	603,357	0.50%
3.000%, 10/31/2025	450,000	484,928	0.41%
3.125%, 11/15/2028	295,000	328,326	0.27%

Total U.S. Treasury Obligations
(Cost $10,360,624)		10,307,031	8.59%

INVESTMENT COMPANIES (EXCLUDING
MONEY MARKET FUNDS) – 1.06%

Financials – 0.75%
Apollo Investment Corp.	4,375	58,756	0.05%
Ares Capital Corp.	3,345	71,717	0.06%
Bain Capital Specialty Finance, Inc.	3,380	52,694	0.04%
BlackRock TCP Capital Corp.	4,790	68,784	0.06%
FS KKR Capital Corp.	3,013	66,165	0.06%
Golub Capital BDC, Inc.	3,200	50,816	0.04%
Hercules Capital, Inc.	4,625	81,724	0.07%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

INVESTMENT COMPANIES (EXCLUDING	Number		% of
MONEY MARKET FUNDS)	of Shares	Value	Net Assets

Financials (Continued)
Monroe Capital Corp.	6,150	$63,468	0.05%
New Mountain Finance Corp.	4,755	66,855	0.05%
Oaktree Specialty Lending Corp.	11,905	87,740	0.07%
Sixth Street Specialty Lending, Inc.	2,650	63,176	0.05%
TCG BDC, Inc.	5,235	73,866	0.06%
TriplePoint Venture Growth BDC Corp.	5,675	101,015	0.09%
		906,776	0.75%

Other Investment Companies – 0.31%
Vanguard High-Yield Corporate Fund	62,348	370,345	0.31%

Total Investment Companies
(Excluding Money Market Funds)
(Cost $1,247,696)		1,277,121	1.06%

SHORT-TERM INVESTMENTS – 1.47%

Money Market Funds – 1.47%
First American Government Obligations Fund,
Institutional Class, 0.03% (d)	1,760,611	1,760,611	1.47%

Total Short-Term Investments
(Cost $1,760,611)		1,760,611	1.47%

Total Investments
(Cost $84,959,019) – 99.81%		119,802,037	99.81%
Other Assets in Excess of Liabilities – 0.19%		229,967	0.19%

TOTAL NET ASSETS – 100.00%		$120,032,004	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	Variable rate security; rate disclosed is the rate as of October 31, 2021.
(d)	The rate listed is the fund’s seven-day yield as of October 31, 2021.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$10,118,426	$—	$—	$10,118,426
Consumer Discretionary	11,171,698	—	—	11,171,698
Consumer Staples	8,179,055	—	—	8,179,055
Energy	344,959	—	—	344,959
Financials	14,062,660	—	—	14,062,660
Health Care	3,858,903	—	—	3,858,903
Industrials	8,129,966	—	—	8,129,966
Information Technology	16,737,865	—	—	16,737,865
Materials	7,559,952	—	—	7,559,952
Total Common Stocks	$80,163,484	$—	$—	$80,163,484
Preferred Stocks
Communication Services	$50,387	$—	$—	$50,387
Consumer Discretionary	17,050	—	—	17,050
Consumer Staples	98,205	—	—	98,205
Energy	51,840	—	—	51,840
Financials	2,015,361	—	—	2,015,361
Total Preferred Stocks	$2,232,843	$—	$—	$2,232,843
REITS
Financials	$3,297,499	$—	$—	$3,297,499
Total REITS	$3,297,499	$—	$—	$3,297,499
Corporate Bonds
Communication Services	$—	$1,094,562	$—	$1,094,562
Consumer Discretionary	—	1,272,483	—	1,272,483
Energy	—	1,070,009	—	1,070,009
Financials	—	9,374,135	—	9,374,135
Health Care	—	1,944,571	—	1,944,571
Industrials	—	426,169	—	426,169
Information Technology	—	2,169,539	—	2,169,539
Total Corporate Bonds	$—	$17,351,468	$—	$17,351,468
Mortgage-Backed Securities	$—	$3,411,980	$—	$3,411,980
U.S. Treasury Obligations
U.S. Treasury Notes	$—	$10,307,031	$—	$10,307,031
Total U.S. Treasury Obligations	$—	$10,307,031	$—	$10,307,031
Investment Companies (Excluding
Money Market Funds)
Financials	$906,776	$—	$—	$906,776
Other Investment Companies	370,345	—	—	370,345
Total Investment Companies
(Excluding Money Market Funds)	$1,277,121	$—	$—	$1,277,121
Short-Term Investments
Money Market Funds	$1,760,611	$—	$—	$1,760,611
Total Short-Term Investments	$1,760,611	$—	$—	$1,760,611
Total Investments	$88,731,558	$31,070,479	$—	$119,802,037

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in securities, at value (cost $84,959,019)	$119,802,037
Dividends and interest receivable	320,597
Receivable for fund shares sold	89,790
Return of capital receivable	1,141
Prepaid expenses and other assets	20,018
Total assets	120,233,583

LIABILITIES:
Payable for fund shares redeemed	22,793
Payable to advisor	80,870
Payable to administrator	36,095
Payable to auditor	22,544
Accrued distribution fees	7,669
Accrued service fees	4,548
Accrued trustees fees	6,594
Accrued expenses and other payables	20,466
Total liabilities	201,579
NET ASSETS	$120,032,004

NET ASSETS CONSISTS OF:
Capital stock	$77,838,792
Total distributable earnings	42,193,212
Total net assets	$120,032,004

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$53,967,285
Shares issued and outstanding	3,126,398
Net asset value, offering price, and redemption price per share	$17.26

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$66,064,719
Shares issued and outstanding	4,073,612
Net asset value, offering price, and redemption price per share	$16.22
The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Dividend income(1)	$1,603,444
Interest income	829,206
Total investment income	2,432,650

EXPENSES:
Investment advisory fees (See Note 5)	959,345
Sub-transfer agent expenses – Investor Class (See Note 5)	106,615
Sub-transfer agent expenses – Institutional Class (See Note 5)	54,916
Administration, accounting, custody, and transfer agent fees (See Note 5)	144,351
Distribution fees – Investor Class (See Note 5)	81,138
Service fees – Investor Class (See Note 5)	54,092
Federal and state registration fees	33,174
Compliance expense (See Note 5)	27,464
Audit fees	22,540
Trustees’ fees and expenses	19,160
Reports to shareholders	12,464
Legal fees	10,248
Other expenses	16,429
Total expenses	1,541,936
NET INVESTMENT INCOME	$890,714

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:	$8,268,323
Net change in unrealized appreciation/depreciation on investments:	13,894,367
Net gain on investments	22,162,690
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,053,404

(1)	Net of foreign taxes withheld and issuance fees of $12,543.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

(This Page Intentionally Left Blank.)

WWW.HENNESSYFUNDS.COM

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment income	$890,714	$1,658,298
Net realized gain on investments	8,268,323	8,393,939
Net change in unrealized
appreciation/depreciation on investments	13,894,367	(5,503,698)
Net increase in net assets resulting from operations	23,053,404	4,548,539

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(3,200,223)	(5,790,228)
Distributable earnings – Institutional Class	(4,139,573)	(6,055,327)
Total distributions	(7,339,796)	(11,845,555)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,376,547	1,170,684
Proceeds from shares subscribed – Institutional Class	3,724,722	6,516,349
Dividends reinvested – Investor Class	3,106,285	5,588,214
Dividends reinvested – Institutional Class	3,180,592	4,764,063
Cost of shares redeemed – Investor Class	(8,925,766)	(45,400,919)
Cost of shares redeemed – Institutional Class	(11,189,372)	(26,206,237)
Net decrease in net assets derived
from capital share transactions	(8,726,992)	(53,567,846)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,986,616	(60,864,862)

NET ASSETS:
Beginning of year	113,045,388	173,910,250
End of year	$120,032,004	$113,045,388

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	83,494	79,272
Shares sold – Institutional Class	245,309	471,407
Shares issued to holders as reinvestment
of dividends – Investor Class	200,751	374,820
Shares issued to holders as reinvestment
of dividends – Institutional Class	217,790	340,132
Shares redeemed – Investor Class	(549,400)	(3,009,794)
Shares redeemed – Institutional Class	(732,371)	(1,899,718)
Net decrease in shares outstanding	(534,427)	(3,643,881)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$15.12	$15.72	$15.82	$16.24	$15.61

0.09 (1)	0.16 (1)	0.18 (1)	0.16	0.14
3.01	0.40	1.02	0.40	1.95
3.10	0.56	1.20	0.56	2.09

(0.10)	(0.16)	(0.17)	(0.14)	(0.12)
(0.86)	(1.00)	(1.13)	(0.84)	(1.34)
(0.96)	(1.16)	(1.30)	(0.98)	(1.46)
$17.26	$15.12	$15.72	$15.82	$16.24

21.24%	3.74%	8.39%	3.44%	14.16%

$53.97	$51.29	$93.51	$121.32	$155.33
1.49%	1.49%	1.46%	1.42%	1.43%
0.54%	1.08%	1.16%	0.89%	0.78%
26%	22%	16%	18%	15%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$14.22	$14.80	$14.93	$15.34	$14.76

0.14 (1)	0.20 (1)	0.22 (1)	0.19	0.16
2.83	0.38	0.96	0.39	1.87
2.97	0.58	1.18	0.58	2.03

(0.16)	(0.22)	(0.24)	(0.20)	(0.18)
(0.81)	(0.94)	(1.07)	(0.79)	(1.27)
(0.97)	(1.16)	(1.31)	(0.99)	(1.45)
$16.22	$14.22	$14.80	$14.93	$15.34

21.68%	4.16%	8.76%	3.86%	14.60%

$66.06	$61.75	$80.40	$97.86	$110.74
1.12%	1.12%	1.09%	1.02%	1.05%
0.91%	1.44%	1.53%	1.28%	1.16%
26%	22%	16%	18%	15%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy Equity and Income Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital growth and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2021 are as follows:

Total
Distributable
Earnings	Capital Stock
$(584,661)	$584,661

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax

HENNESSY FUNDS	1-800-966-4354

purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

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NOTES TO THE FINANCIAL STATEMENTS

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

HENNESSY FUNDS	1-800-966-4354

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $20,600,374 and $34,330,172, respectively.

Purchases and sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021 were $9,310,066 and $10,031,993, respectively.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Advisor has delegated the day-to-day management of the equity allocation of the Fund to a sub-advisor, The London Company of Virginia, LLC, and has delegated the day-to-day management of the fixed income allocation of the Fund to a sub-advisor, FCI Advisors. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2021, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.33% of the daily net assets of the equity allocation of the Fund and 0.27% of the daily net assets of the fixed income allocation of the Fund.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies,

HENNESSY FUNDS	1-800-966-4354

acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$85,235,039
Gross tax unrealized appreciation	$36,289,007
Gross tax unrealized depreciation	(1,722,007)
Net tax unrealized appreciation/(depreciation)	$34,567,000
Undistributed ordinary income	$35,920
Undistributed long-term capital gains	7,590,292
Total distributable earnings	$7,626,212
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$42,193,212

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains.

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NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2021 and 2020, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
Ordinary income(1)	$990,650	$1,715,695
Long-term capital gains	6,349,146	10,129,860
Total distributions	$7,339,796	$11,845,555

(1) Ordinary income includes short-term capital gains.

9).  LIBOR TRANSITION

The Fund invests in financial instruments with payment obligations, financing terms, hedging strategies, or investment values based on, among other floating rates, the London Interbank Offered Rate (“LIBOR”). Determined by the ICE Benchmark Administration, LIBOR is an average interest rate that banks charge one another for the use of short-term money. In 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve has begun publishing the Secured Overnight Financing Rate (SOFR), which is intended to replace the U.S. dollar LIBOR. Other regulators and industry groups around the world have announced or begun publishing proposed alternative reference rates for other currencies, but global consensus is lacking, and the process for amending many existing contracts or instruments to transition away from LIBOR remains unclear. Uncertainty related to the liquidity impact of the change in reference rates and how to appropriately adjust these rates at the time of transition may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Moreover, the risks associated with this discontinuation and transition could be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2021, capital gains were declared and paid to shareholders of record on December 6, 2021, as follows:

	Long-term	Short-term
Investor Class	$1.10487	$0.00524
Institutional Class	$1.03848	$0.00491

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Equity and Income Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Equity and Income Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

WWW.HENNESSYFUNDS.COM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

HENNESSY FUNDS	1-800-966-4354

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

WWW.HENNESSYFUNDS.COM

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$1,030.80	$7.52
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

Institutional Class
Actual	$1,000.00	$1,032.80	$5.74
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.47% for Investor Class shares or 1.12% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
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PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

WWW.HENNESSYFUNDS.COM

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY BALANCED FUND

Investor Class  HBFBX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Trustees and Officers of the Fund	22
Expense Example	25
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Liquidity Risk Management Program	27
Privacy Policy	27

HENNESSY FUNDS	1-800-966-4354

December 2021

Dear Hennessy Funds Shareholder:

What a year this has been. While it doesn’t feel that we are out of the “pandemic” phase of the coronavirus crisis, we look forward to a day when we will eventually see fewer cases and potentially less severe variants. We feel extremely grateful to the many healthcare workers who have continued to work tirelessly during the recent surge. As we move through the next year, we hope that new U.S. cases will decline and that many other parts of the world will see improvements as well.

What a year this has been! As measured by the total return of the S&P 500® Index, as of October 31, 2021, the market was up 24.04% calendar year to date. This comes in the wake of a tumultuous 2020 in which the market plunged in the beginning of the pandemic and recovered dramatically to end the year up 18.40%. Interestingly, 18% appears to be a repeating number in the past dozen years. From the low point of the Financial Crisis (March 9, 2009) to the high point reached just prior to the COVID-19 pandemic (February 12, 2020), the S&P 500® Index was up 18.27% per year. We are well aware that past results are not predictive of the future, and we find ourselves naturally skeptical of such strong returns. But, as shown in the chart below, we find that the most common annual total returns of the market over the past 102 years range between 20% and 30% with the second most common being between 10% and 20%:

Source: Bloomberg L.P.

We will say it again, after showing a chart like the one above: Past results are not predictive of the future. Instead, we look at where we are right now – in the economy, in the market, in the business cycle – to reflect on where we have come from and where we may be going. U.S. GDP is strong and growing, interest rates remain low, and earnings growth and profitability remain robust. We believe stocks are trading at reasonable valuations when viewed as a whole, with the S&P 500® Index at 21.0x estimated earnings for 2022. Furthermore, we believe corporate balance sheets are healthy, with high levels of excess cash, which could support growth, increases in dividends, more share buybacks, and future acquisitions. Uncertainty and volatility can manifest at any time in the stock market, and the current market is no different. Investors have questions about inflation, worldwide supply chain issues, and what could drive the next boost in earnings. While these concerns are warranted, we continue to believe that overall the positives outweigh the negatives, and here at Hennessy we continue to see opportunity in the market and in our Funds.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

What a (fiscal) year this has been!!! For our fiscal year ended October 31, 2021, the S&P 500® Index rose 42.91% on a total return basis, setting a new all-time high on the final day of the period. Except for a short 21-trading-day period that began on September 2 during which the market fell 5.13% only to rebound to new highs just 13 trading days later, the market has been on a continuous march higher. We saw a dramatic shift in market leadership as many of the sectors that underperformed during our last fiscal year soared in fiscal year 2021. Small-caps beat mid-caps, which in turn beat large-caps. The Energy and Financials sectors skyrocketed during the 12-month period, as reflected by the S&P 500® Energy Sector’s total return of 111.29% and the Russell 1000® Index Financials’ total return of 70.87%. Both of these sectors were among the worst performing in our fiscal year 2020, so a bounce back in our fiscal year 2021, while not a foregone conclusion, was a distinct possibility.

Overall, we are pleased with the performance of our mutual funds during the fiscal year. On an absolute basis, each of our 16 Funds achieved total returns greater than 10% and seven outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index and posted total returns of 45% or higher. Our four best-performing funds were concentrated in the Energy and Financials sectors. While some of our Funds certainly benefited from being in the “right” sector at the “right” time, we also believe this was a favorable period for our investment style of high-conviction investing and concentrated portfolio construction.

What will the coming year bring? As mentioned in our last shareholder letter (June 2021), we understand that even the greatest bull markets experience corrections along the way, and the last time the S&P 500® Index dropped over 10% was in February/March of 2020. Whether or not a correction occurs sooner or later, we believe the market as a whole has more room to run. We see many factors that could drive the market higher from here: strong GDP growth and increasing corporate earnings, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and strong corporate balance sheets with plenty of cash.

Thank you for your interest and for investing with us. We remain committed to managing our portfolios for long-term performance, ever mindful of downside risk. With so many investment options available to you, we are grateful for the trust you put in us and for your continued interest in our family of Funds. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russel 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Ten
	Year	Years	Years
Hennessy Balanced Fund (HBFBX)	14.62%	4.89%	4.97%
50/50 Blended DJIA/Treasury Index	17.83%	9.42%	7.65%
Dow Jones Industrial Average	37.73%	17.21%	14.32%

Expense ratio: 1.89%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short-duration Treasury securities represented by the ICE BofAML 1-Year U.S. Treasury Note Index, which comprises U.S. Treasury securities maturing in approximately one year. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The Nasdaq Stock Market LLC. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2021, the Hennessy Balanced Fund returned 14.62%, underperforming both the 50/50 Blended DJIA/Treasury Index (the Fund’s

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4

PERFORMANCE OVERVIEW

primary benchmark) and the Dow Jones Industrial Average, which returned 17.83% and 37.73%, respectively, for the same period.

The Fund underperformed its primary benchmark predominantly as a result of stock selection in the Communication Services and Industrials sectors, with investments in Verizon Communications, Inc. and 3M Company detracting the most from relative performance. In addition, relative fund performance was negatively affected by not owning certain companies in the Financials sector that contributed strongly to the benchmark’s performance, namely The Goldman Sachs Group, Inc. Investments that contributed most to Fund performance included a financial, an energy, and a consumer staples company, namely JPMorgan Chase & Company, Chevron Corporation, and Walgreens Boots Alliance, Inc.

The Fund owns the companies mentioned except Goldman Sachs and JPMorgan.

Portfolio Strategy:

The Fund invests approximately 50% of its assets in the “Dogs of the Dow,” the 10 highest dividend-yielding Dow stocks, and 50% of its assets in U.S. Treasuries. As a result of this “blended” strategy, we expect the Fund to underperform equities in periods when equity markets rise and outperform in periods when equity markets fall. The Fund is designed to allow its investors to gain exposure to the equity market while maintaining a significant percentage of its investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor because the equity portion of the portfolio is invested in what we deem to be high-quality companies, each of which pays a quarterly dividend, while the balance of the Fund is invested in lower-risk, short-duration U.S. Treasuries.

Investment Commentary:

After a tumultuous 2020 and a strong 2021, we believe that the outlook for U.S. stocks remains positive. After a sharp contraction in economic activity as a result of the COVID-19 pandemic, the U.S. economy is growing steadily and demonstrating incredible resilience. We are benefiting from increased employment, rapid wage gains, and robust economic activity. Corporate earnings are on the rise, interest rates remain low, and Federal Reserve policies continue to accommodate a strong economy.

If the market experiences a correction, we would expect our more defensive holdings to perform well relative to the market. The relatively short duration of the 50% weighting of U.S. Treasuries in the portfolio (all less than one year) may allow us the ability to roll into higher-yielding Treasuries in the event interest-rates rise.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Dividend yield is calculated by dividing a company’s dividends per share by its market price per share.

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Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY BALANCED FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 0.055%, 01/27/2022	19.21%
U.S. Treasury Bill, 0.070%, 06/16/2022	9.60%
U.S. Treasury Bill, 0.045%, 12/02/2021	7.39%
Merck & Co., Inc.	5.96%
Chevron Corp.	5.75%
U.S. Treasury Bill, 0.050%, 11/04/2021	5.17%
U.S. Treasury Bill, 0.055%, 05/19/2022	5.17%
Cisco Systems, Inc.	5.09%
The Coca-Cola Co.	5.02%
3M Co.	4.82%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS – 49.91%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.74%
Verizon Communications, Inc.	12,100	$641,179	4.74%

Consumer Staples – 9.73%
The Coca-Cola Co.	12,050	679,258	5.02%
Walgreens Boots Alliance, Inc.	13,550	637,121	4.71%
		1,316,379	9.73%

Energy – 5.75%
Chevron Corp.	6,800	778,532	5.75%

Health Care – 10.47%
Amgen, Inc.	2,950	610,561	4.51%
Merck & Co., Inc.	9,150	805,658	5.96%
		1,416,219	10.47%

Industrials – 4.82%
3M Co.	3,650	652,182	4.82%

Information Technology – 9.66%
Cisco Systems, Inc.	12,300	688,431	5.09%
International Business Machines Corp.	4,950	619,245	4.57%
		1,307,676	9.66%

Materials – 4.74%
Dow, Inc.	11,450	640,857	4.74%

Total Common Stocks
(Cost $6,031,694)		6,753,024	49.91%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 50.36%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 1.60%
First American Government Obligations
Fund, Institutional Class, 0.03% (a)	216,062	$216,062	1.60%

U.S. Treasury Bills – 48.76%
0.050%, 11/04/2021 (b)	700,000	699,994	5.17%
0.045%, 12/02/2021 (b)	1,000,000	999,914	7.39%
0.055%, 01/27/2022 (b)	2,600,000	2,599,670	19.21%
0.055%, 05/19/2022 (b)	700,000	699,739	5.17%
0.070%, 06/16/2022 (b)	1,300,000	1,299,344	9.60%
0.075%, 07/14/2022 (b)	300,000	299,808	2.22%
		6,598,469	48.76%

Total Short-Term Investments
(Cost $6,814,666)		6,814,531	50.36%

Total Investments
(Cost $12,846,360) – 100.27%		13,567,555	100.27%
Liabilities in Excess of Other Assets – (0.27)%		(36,359)	(0.27)%

TOTAL NET ASSETS – 100.00%		$13,531,196	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2021.
(b)	The rate listed is the discount rate at issue.

Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$641,179	$—	$—	$641,179
Consumer Staples	1,316,379	—	—	1,316,379
Energy	778,532	—	—	778,532
Health Care	1,416,219	—	—	1,416,219
Industrials	652,182	—	—	652,182
Information Technology	1,307,676	—	—	1,307,676
Materials	640,857	—	—	640,857
Total Common Stocks	$6,753,024	$—	$—	$6,753,024
Short-Term Investments
Money Market Funds	$216,062	$—	$—	$216,062
U.S. Treasury Bills	—	6,598,469	—	6,598,469
Total Short-Term Investments	$216,062	$6,598,469	$—	$6,814,531
Total Investments	$6,969,086	$6,598,469	$—	$13,567,555

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in securities, at value (cost $12,846,360)	$13,567,555
Dividends and interest receivable	7,749
Prepaid expenses and other assets	7,609
Total assets	13,582,913

LIABILITIES:
Payable to advisor	6,898
Payable to administrator	6,751
Payable to auditor	22,556
Accrued distribution fees	2,002
Accrued service fees	1,149
Accrued trustees fees	6,600
Accrued expenses and other payables	5,761
Total liabilities	51,717
NET ASSETS	$13,531,196

NET ASSETS CONSISTS OF:
Capital stock	$12,350,877
Total distributable earnings	1,180,319
Total net assets	$13,531,196

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$13,531,196
Shares issued and outstanding	1,092,005
Net asset value, offering price, and redemption price per share	$12.39

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Dividend income	$252,659
Interest income	16,036
Total investment income	268,695

EXPENSES:
Investment advisory fees (See Note 5)	79,894
Compliance expense (See Note 5)	27,448
Administration, accounting, custody, and transfer agent fees (See Note 5)	26,789
Audit fees	22,556
Distribution fees – Investor Class (See Note 5)	19,973
Federal and state registration fees	19,764
Trustees’ fees and expenses	18,494
Service fees – Investor Class (See Note 5)	13,316
Sub-transfer agent expenses – Investor Class (See Note 5)	7,299
Reports to shareholders	5,687
Legal fees	256
Interest expense (See Note 7)	29
Other expenses	4,559
Total expenses	246,064
NET INVESTMENT INCOME	$22,631

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$528,693
Net change in unrealized appreciation/depreciation on investments	1,167,646
Net gain on investments	1,696,339
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,718,970

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment income	$22,631	$128,595
Net realized gain (loss) on investments	528,693	(37,345)
Net change in unrealized
appreciation/depreciation on investments	1,167,646	(1,068,334)
Net increase (decrease) in net
assets resulting from operations	1,718,970	(977,084)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(35,846)	(623,540)
Total distributions	(35,846)	(623,540)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,324,997	1,953,092
Dividends reinvested – Investor Class	35,297	613,858
Cost of shares redeemed – Investor Class	(1,500,429)	(1,281,653)
Net increase (decrease) in net assets derived
from capital share transactions	(140,135)	1,285,297
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,542,989	(315,327)

NET ASSETS:
Beginning of year	11,988,207	12,303,534
End of year	$13,531,196	$11,988,207

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	107,079	173,324
Shares issued to holders as reinvestment
of dividends – Investor Class	2,986	51,675
Shares redeemed – Investor Class	(124,203)	(112,932)
Net increase (decrease) in shares outstanding	(14,138)	112,067

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(1)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$10.84	$12.38	$12.34	$12.88	$12.68

0.02 (1)	0.12 (1)	0.13 (1)	0.09	0.06
1.56	(1.04)	0.59	0.33	1.09
1.58	(0.92)	0.72	0.42	1.15

(0.03)	(0.12)	(0.13)	(0.08)	(0.05)
—	(0.50)	(0.55)	(0.88)	(0.90)
(0.03)	(0.62)	(0.68)	(0.96)	(0.95)
$12.39	$10.84	$12.38	$12.34	$12.88

14.62%	-7.84%	6.05%	3.46%	9.56%

$13.53	$11.99	$12.30	$11.62	$12.24
1.85%	1.89%	1.88%	1.84%	1.82%
0.17%	1.05%	1.04%	0.70%	0.45%
31%	42%	52%	21%	31%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy Balanced Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is a combination of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2021 are as follows:

Total
Distributable
Earnings	Capital Stock
$(12,724)	$12,724

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14

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund.

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When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

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NOTES TO THE FINANCIAL STATEMENTS

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

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4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $2,002,249 and $2,594,038, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies, acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $868 and 3.25%, respectively. The interest expensed by the Fund during fiscal year 2021 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2021 was $53,000. As of October 31, 2021, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$12,851,955
Gross tax unrealized appreciation	$873,298
Gross tax unrealized depreciation	(157,698)
Net tax unrealized appreciation/(depreciation)	$715,600
Undistributed ordinary income	$10,636
Undistributed long-term capital gains	454,083
Total distributable earnings	$464,719
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$1,180,319

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2021, the capital losses utilized by the Fund were $27,785.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2021 and 2020, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
Ordinary income(1)	$35,846	$154,117
Long-term capital gains	—	469,423
Total distributions	$35,846	$623,540

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2021, capital gains were declared and paid to shareholders of record on December 6, 2021, as follows:

	Long-term	Short-term
Investor Class	$0.41852	$0.00981

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Balanced Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Balanced Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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TRUSTEES AND OFFICERS OF THE FUND/EXPENSE EXAMPLE

Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$ 995.30	$9.15
Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.82%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 28.96%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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26

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

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PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY BP ENERGY TRANSITION FUND

Investor Class  HNRGX
Institutional Class  HNRIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	34
Liquidity Risk Management Program	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2021

Dear Hennessy Funds Shareholder:

What a year this has been. While it doesn’t feel that we are out of the “pandemic” phase of the coronavirus crisis, we look forward to a day when we will eventually see fewer cases and potentially less severe variants. We feel extremely grateful to the many healthcare workers who have continued to work tirelessly during the recent surge. As we move through the next year, we hope that new U.S. cases will decline and that many other parts of the world will see improvements as well.

What a year this has been! As measured by the total return of the S&P 500® Index, as of October 31, 2021, the market was up 24.04% calendar year to date. This comes in the wake of a tumultuous 2020 in which the market plunged in the beginning of the pandemic and recovered dramatically to end the year up 18.40%. Interestingly, 18% appears to be a repeating number in the past dozen years. From the low point of the Financial Crisis (March 9, 2009) to the high point reached just prior to the COVID-19 pandemic (February 12, 2020), the S&P 500® Index was up 18.27% per year. We are well aware that past results are not predictive of the future, and we find ourselves naturally skeptical of such strong returns. But, as shown in the chart below, we find that the most common annual total returns of the market over the past 102 years range between 20% and 30% with the second most common being between 10% and 20%:

Source: Bloomberg L.P.

We will say it again, after showing a chart like the one above: Past results are not predictive of the future. Instead, we look at where we are right now – in the economy, in the market, in the business cycle – to reflect on where we have come from and where we may be going. U.S. GDP is strong and growing, interest rates remain low, and earnings growth and profitability remain robust. We believe stocks are trading at reasonable valuations when viewed as a whole, with the S&P 500® Index at 21.0x estimated earnings for 2022. Furthermore, we believe corporate balance sheets are healthy, with high levels of excess cash, which could support growth, increases in dividends, more share buybacks, and future acquisitions. Uncertainty and volatility can manifest at any time in the stock market, and the current market is no different. Investors have questions about inflation, worldwide supply chain issues, and what could drive the next boost in earnings. While these concerns are warranted, we continue to believe that overall the positives outweigh the negatives, and here at Hennessy we continue to see opportunity in the market and in our Funds.

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LETTER TO SHAREHOLDERS

What a (fiscal) year this has been!!! For our fiscal year ended October 31, 2021, the S&P 500® Index rose 42.91% on a total return basis, setting a new all-time high on the final day of the period. Except for a short 21-trading-day period that began on September 2 during which the market fell 5.13% only to rebound to new highs just 13 trading days later, the market has been on a continuous march higher. We saw a dramatic shift in market leadership as many of the sectors that underperformed during our last fiscal year soared in fiscal year 2021. Small-caps beat mid-caps, which in turn beat large-caps. The Energy and Financials sectors skyrocketed during the 12-month period, as reflected by the S&P 500® Energy Sector’s total return of 111.29% and the Russell 1000® Index Financials’ total return of 70.87%. Both of these sectors were among the worst performing in our fiscal year 2020, so a bounce back in our fiscal year 2021, while not a foregone conclusion, was a distinct possibility.

Overall, we are pleased with the performance of our mutual funds during the fiscal year. On an absolute basis, each of our 16 Funds achieved total returns greater than 10% and seven outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index and posted total returns of 45% or higher. Our four best-performing funds were concentrated in the Energy and Financials sectors. While some of our Funds certainly benefited from being in the “right” sector at the “right” time, we also believe this was a favorable period for our investment style of high-conviction investing and concentrated portfolio construction.

What will the coming year bring? As mentioned in our last shareholder letter (June 2021), we understand that even the greatest bull markets experience corrections along the way, and the last time the S&P 500® Index dropped over 10% was in February/March of 2020. Whether or not a correction occurs sooner or later, we believe the market as a whole has more room to run. We see many factors that could drive the market higher from here: strong GDP growth and increasing corporate earnings, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and strong corporate balance sheets with plenty of cash.

Thank you for your interest and for investing with us. We remain committed to managing our portfolios for long-term performance, ever mindful of downside risk. With so many investment options available to you, we are grateful for the trust you put in us and for your continued interest in our family of Funds. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russel 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Since Inception
	Year	Years	(12/31/13)
Hennessy BP Energy Transition Fund –
Investor Class (HNRGX)	109.50%	0.08%	-0.78%
Hennessy BP Energy Transition Fund –
Institutional Class (HNRIX)	110.17%	0.36%	-0.53%
S&P 500® Energy Index	111.29%	0.98%	-1.61%
S&P 500® Index	42.91%	18.93%	14.57%

Expense ratios: 2.59% (Investor Class); 2.01% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2018, is that of the BP Capital TwinLine Energy Fund.

The S&P 500® Energy Index comprises those companies included in the S&P 500® that are classified in the Energy sector. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Ben Cook, CFA, and Kevin Gallagher, CFA
BP Capital Fund Advisors, LLC (sub-advisor)

Performance:

For the one-year period ended October 31, 2021, the Investor Class of the Hennessy BP Energy Transition Fund returned 109.50%, underperforming the S&P 500® Energy Index (the Fund’s primary benchmark), which returned 111.29% for the same period, but outperforming the S&P 500® Index, which returned 42.91% for the same period.

The Fund’s strong performance was primarily due to its overweight position in traditional hydrocarbon energy equities. Additionally, Fund performance benefited from holding companies in the end user category, namely materials, which performed well as improving prospects for global economic recovery provided support to economically sensitive sectors. The Fund’s holdings in renewable energy-oriented companies detracted from relative performance during the period, as operating issues in key supply chain markets presented headwinds for many companies to achieve operating and financial targets.

Portfolio Strategy:

The Fund seeks to invest in companies across the energy value chain, including both hydrocarbons and renewable energy sources. This investible universe includes crude oil and natural gas exploration and production companies, oilfield service providers, midstream companies, refiners, and energy end users. The renewable energy value chain comprises materials producers, machinery and equipment manufacturers, service providers, and utilities. We believe the inclusion of energy end users, such as industrials and transportation companies, differentiates the Fund from traditional energy funds that do not include such companies. We believe including such companies in the investment universe enables the Fund to benefit from a broader range of energy-related themes and provides greater flexibility to adjust sub-sector weightings based on our investment outlook. The Fund typically owns 25 to 40 securities and historically has had little overlap with the top holdings of commonly used energy and commodity equity benchmarks.

Investment Commentary:

Energy market conditions improved dramatically at the beginning of the one-year period as certainty afforded by the U.S. Presidential election outcome and promising results from Pfizer’s COVID-19 vaccine trial, These events signaled an encouraging outlook for rising energy demand on the expectation for accommodative fiscal stimulus as well the gradual easing of pandemic related economic headwinds. At the same time, coordinated restraint by OPEC+ member countries and spending discipline by U.S. shale producers kept crude oil supplies limited, which caused global inventories of crude oil to fall to pre-pandemic levels by summer’s end. Storm disruption during the month of August added further support to crude oil price gains during the period, as damage to offshore Gulf of Mexico facilities hampered the restart of both crude oil and natural gas production. The price of NYMEX WTI crude oil more than doubled over the period, finishing at $83.28 per barrel (bbl).

Natural gas markets also strengthened considerably on tightening global supplies following an historic bout of cold weather in the southcentral U.S. during February and an extended period of cooler than normal winter temperatures in western Europe that ultimately left inventories of natural gas in both markets well below historical seasonal norms. By early fall, natural gas pricing in both southeast Asia and northwestern Europe spiked to multi-year highs as storage operators raced to secure liquefied natural gas (“LNG”) cargos required to refill regional storage facilities ahead of the upcoming winter

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heating season. In the United States, a key source of global LNG supply, natural gas prices remained firm through period-end reflecting healthy market demand for LNG export cargo as well as the volume necessary for domestic storage fill ahead of the coming winter. During the period, NYMEX Henry Hub natural gas prices rose considerably from a range of $2.50 to $3.00 per thousand cubic feet (mcf) to over $5.00 per mcf at the end of October 2021.

Relative energy equity performance during the period generally tracked the directional influence of commodity prices, but also reflected a comparative investor preference for companies in hydrocarbon-oriented energy businesses. Companies engaged in the production, transportation, refining, and export of hydrocarbons of all sorts enjoyed meaningful outperformance relative to renewables-oriented peers.

Following President Biden’s election victory in November 2020, investor enthusiasm for renewable-energy-oriented equities pushed valuations across the sector to very high levels into year end. In contrast, hydrocarbon-oriented equity valuations reflected little potential associated with a rebounding economy and newly embraced shareholder friendly management practices that, in our opinion, offered meaningful upside. Accordingly, we pivoted renewable energy equity exposure toward hydrocarbon-oriented equities by adding U.S. exploration and production companies and oil field service providers. By period end, portfolio exposure to hydrocarbon-oriented equities remained high relative to historical levels.

We have been encouraged by the U.S. energy industry’s resiliency during the COVID-19 pandemic-related contraction. Hydrocarbon-oriented companies have reduced capital spending and emphasized cost efficiency in order to preserve financial flexibility. Across the sector, corporate behavior continues to reflect an alignment with shareholders that is increasingly shifting the rewards of surplus free cash flow away from growth reinvestment and back to investors in the form of accelerated debt repayment, dividend hikes, and share repurchases. Though the need for hydrocarbon supply growth will eventually return, we are optimistic that the industry will continue to operate in the interest of investors, emphasizing capital efficiency, productivity improvement, and continued prudent focus on shareholder return.

As the world pursues greenhouse gas emission reduction targets, we believe policy, technology, and consumer and investor preference will continue to drive change in the world’s primary fuel mix. In this environment, we believe that wind, solar, hydrogen, and other renewable technologies will expand at the expense of more carbon intensive fuels, namely coal and heavy fuel oil. Despite this, we expect critical impediments in the form of policy gaps, reliability issues, and simple cost disadvantages will continue to hamper the pace of the transition toward renewables, and we see these drivers prolonging the dependence upon hydrocarbons. As a consequence, we envision a landscape that reflects the coexistence and need of both hydrocarbons and renewables, which should provide investment opportunity for investors for decades to come.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund’s triple digit performance was attributable to unusually favorable market conditions resulting from the COVID-19 pandemic and to supply declines. Such conditions may not continue to exist and the Fund’s performance may not be repeated in the future.

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PERFORMANCE OVERVIEW

The Fund invests in small-capitalization and medium-capitalization companies, which involves additional risks such as limited liquidity and greater volatility. Funds that concentrate in a single sector may be subject to a higher degree of risk. Energy-related companies are subject to specific risks, including fluctuations in commodity prices and consumer demand, substantial government regulation, and depletion of reserves. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Use of derivatives can increase the volatility of the Fund.

MLPs and MLP investments have unique characteristics. The Fund does not receive the same tax benefits as a direct investment in an MLP.

The prices of MLP units may fluctuate abruptly and trading volume may be low, making it difficult for the Fund to sell its units at a favorable price. MLP general partners have the power to take actions that adversely affect the interests of unit holders. Most MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which could reduce or eliminate distributions paid by MLPs to the Fund. If the Fund’s MLP investments exceed 25% of its assets, the Fund may not qualify for treatment as a regulated investment company under the Internal Revenue Code. The Fund would be taxed as an ordinary corporation, which could substantially reduce the Fund’s net assets and its distributions to shareholders. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

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Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY BP ENERGY TRANSITION FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Diamondback Energy, Inc.	4.98%
EOG Resources, Inc.	4.90%
PDC Energy, Inc.	4.88%
Plains All American Pipeline LP	4.86%
Cheniere Energy, Inc.	4.48%
Exxon Mobil Corp.	4.44%
Suncor Energy, Inc.	4.33%
Chevron Corp.	4.19%
ConocoPhillips	4.16%
Pioneer Natural Resources Co.	4.16%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS – 88.13%	Number		% of
	of Shares	Value	Net Assets
Downstream – 6.69%
Marathon Petroleum Corp.	6,900	$454,917	2.80%
Valero Energy Corp.	8,170	631,786	3.89%
		1,086,703	6.69%

Exploration & Production – 42.62%
Antero Resources Corp. (a)	32,000	635,840	3.91%
Comstock Resources, Inc. (a)	39,640	391,247	2.41%
ConocoPhillips	9,145	681,211	4.19%
Coterra Energy, Inc.	26,510	565,193	3.48%
Diamondback Energy, Inc.	7,620	816,788	5.03%
EOG Resources, Inc.	8,680	802,553	4.94%
EQT Corp. (a)	24,500	487,795	3.00%
Magnolia Oil & Gas Corp.	17,000	354,960	2.18%
PDC Energy, Inc.	15,290	799,820	4.92%
Pioneer Natural Resources Co.	3,650	682,477	4.20%
Suncor Energy, Inc. (b)	26,960	709,048	4.36%
		6,926,932	42.62%

Integrated – 8.71%
Chevron Corp.	6,000	686,940	4.23%
Exxon Mobil Corp.	11,300	728,511	4.48%
		1,415,451	8.71%

Midstream – 4.52%
Cheniere Energy, Inc. (a)	7,100	734,140	4.52%

Oil Services – 15.93%
Halliburton Co.	20,250	506,047	3.11%
Newpark Resources, Inc. (a)	125,950	428,230	2.63%
Schlumberger Ltd. (b)	17,810	574,550	3.54%
Select Energy Services, Inc. (a)	52,660	316,487	1.95%
Solaris Oilfield Infrastructure, Inc.	37,320	283,259	1.74%
TechnipFMC PLC (a)(b)	65,240	480,819	2.96%
		2,589,392	15.93%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utility – 9.66%
Freeport-McMoRan, Inc.	14,820	$559,011	3.44%
NextEra Energy, Inc.	5,970	509,420	3.14%
OGE Energy Corp.	14,700	500,829	3.08%
		1,569,260	9.66%

Total Common Stocks
(Cost $11,629,182)		14,321,878	88.13%

PARTNERSHIPS & TRUSTS – 8.92%

Midstream – 8.92%
Enterprise Products Partners LP	8,729	197,974	1.22%
MPLX LP	15,104	454,932	2.80%
Plains All American Pipeline LP	78,710	796,545	4.90%

Total Partnerships & Trusts
(Cost $1,681,920)		1,449,451	8.92%

SHORT-TERM INVESTMENTS – 3.51%

Money Market Funds – 3.51%
First American Government Obligations Fund,
Institutional Class, 0.03% (c)	570,411	570,411	3.51%

Total Short-Term Investments
(Cost $570,411)		570,411	3.51%

Total Investments
(Cost $13,881,513) – 100.56%		16,341,740	100.56%
Liabilities in Excess of Other Assets – (0.56)%		(90,966)	(0.56)%

TOTAL NET ASSETS – 100.00%		$16,250,774	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2021.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Downstream	$1,086,703	$—	$—	$1,086,703
Exploration & Production	6,926,932	—	—	6,926,932
Integrated	1,415,451	—	—	1,415,451
Midstream	734,140	—	—	734,140
Oil Services	2,589,392	—	—	2,589,392
Utility	1,569,260	—	—	1,569,260
Total Common Stocks	$14,321,878	$—	$—	$14,321,878
Partnerships & Trusts
Midstream	$1,449,451	$—	$—	$1,449,451
Total Partnerships & Trusts	$1,449,451	$—	$—	$1,449,451
Short-Term Investments
Money Market Funds	$570,411	$—	$—	$570,411
Total Short-Term Investments	$570,411	$—	$—	$570,411
Total Investments	$16,341,740	$—	$—	$16,341,740

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in securities, at value (cost $13,881,513)	$16,341,740
Dividends and interest receivable	5,327
Receivable for fund shares sold	16,425
Return of capital receivable	18,096
Prepaid expenses and other assets	8,363
Total assets	16,389,951

LIABILITIES:
Payable for fund shares redeemed	81,355
Payable to advisor	16,461
Payable to auditor	23,108
Accrued distribution fees	1,557
Accrued service fees	545
Accrued trustees fees	6,596
Accrued expenses and other payables	9,555
Total liabilities	139,177
NET ASSETS	$16,250,774

NET ASSETS CONSISTS OF:
Capital stock	$54,597,413
Accumulated deficit	(38,346,639)
Total net assets	$16,250,774

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$6,802,285
Shares issued and outstanding	371,536
Net asset value, offering price, and redemption price per share	$18.31

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$9,448,489
Shares issued and outstanding	508,093
Net asset value, offering price, and redemption price per share	$18.60

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Distributions received from master limited partnerships	$107,506
Return of capital on distributions received	(107,506)
Dividend income from common stock(1)	320,838
Interest income	42
Total investment income	320,880

EXPENSES:
Investment advisory fees (See Note 5)	135,718
Federal and state registration fees	30,632
Compliance expense (See Note 5)	27,445
Administration, accounting, custody, and transfer agent fees (See Note 5)	24,086
Audit fees	23,108
Trustees’ fees and expenses	18,463
Sub-transfer agent expenses – Investor Class (See Note 5)	8,551
Sub-transfer agent expenses – Institutional Class (See Note 5)	5,423
Reports to shareholders	7,999
Distribution fees – Investor Class (See Note 5)	7,146
Service fees – Investor Class (See Note 5)	4,764
Interest expense (See Note 7)	1,193
Legal fees	192
Other expenses	5,163
Total expenses before waivers	299,883
Service provider expense waiver (See Note 5)	(24,086)
Net expenses	275,797
NET INVESTMENT INCOME	$45,083

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$1,234,155
Net change in unrealized appreciation/depreciation on investments	5,107,361
Net gain on investments	6,341,516
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,386,599

(1)	Net of foreign taxes withheld and issuance fees of $1,955.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment income	$45,083	$195,908
Net realized gain (loss) on investments	1,234,155	(19,552,986)
Net change in unrealized
appreciation/depreciation on investments	5,107,361	3,844,502
Net increase (decrease) in net
assets resulting from operations	6,386,599	(15,512,576)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Institutional Class	—	(79,003)
Total distributions	—	(79,003)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	7,710,426	2,364,355
Proceeds from shares subscribed – Institutional Class	5,598,042	2,010,096
Dividends reinvested – Institutional Class	—	77,299
Cost of shares redeemed – Investor Class	(6,158,757)	(4,505,031)
Cost of shares redeemed – Institutional Class	(3,599,017)	(29,242,373)
Net increase (decrease) in net assets
derived from capital share transactions	3,550,694	(29,295,654)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,937,293	(44,887,233)

NET ASSETS:
Beginning of year	6,313,481	51,200,714
End of year	$16,250,774	$6,313,481

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	521,054	265,356
Shares sold – Institutional Class	329,240	207,448
Shares issued to holders as reinvestment
of dividends – Institutional Class	—	5,019
Shares redeemed – Investor Class	(435,171)	(464,633)
Shares redeemed – Institutional Class	(252,362)	(2,892,945)
Net increase (decrease) in shares outstanding	162,761	(2,879,755)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income (loss)(2)
Net realized and unrealized gains (losses) on investments
Total from investment operations
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(7)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	The Fund had an expense limitation agreement in place through October 25, 2020.
(6)	Certain service provider expenses were voluntarily waived during the fiscal year.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,					Period Ended		Year Ended November 30,
					October 31,
2021		2020		2019	2018(1)		2017	2016

$8.74		$14.08		$18.32	$19.47		$20.54	$16.41

0.06		0.04		(0.07)	(0.20)		(0.23)	(0.15)
9.51		(5.38)		(4.17)	(0.95)		(0.84)	4.28
9.57		(5.34)		(4.24)	(1.15)		(1.07)	4.13
$18.31		$8.74		$14.08	$18.32		$19.47	$20.54

109.50%		-37.93%		-23.14%	-5.91	%(3)	-5.21%	25.17%

$6.80		$2.50		$6.83	$18.16		$22.66	$19.64

2.96%		2.59%		1.97%	1.82	%(4)	1.87%	1.89%
2.74	%(6)	2.03	%(5)(6)	1.97%	1.82	%(4)	1.87%	1.89%

0.16%		(0.18)%		(0.46)%	(1.05	)%(4)	(1.21)%	(0.92)%
0.38%		0.38%		(0.46)%	(1.05	)%(4)	(1.21)%	(0.92)%
74%		73%		87%	72	%(3)	84%	83%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income (loss)(2)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(7)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	The Fund had an expense limitation agreement in place through October 25, 2020.
(6)	Certain service provider expenses were voluntarily waived during the fiscal year.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,					Period Ended		Year Ended November 30,
					October 31,
2021		2020		2019	2018(1)		2017	2016

$8.85		$14.26		$18.50	$19.61		$20.64	$16.46

0.07		0.12		(0.02)	(0.15)		(0.19)	(0.11)
9.68		(5.50)		(4.22)	(0.96)		(0.84)	4.32
9.75		(5.38)		(4.24)	(1.11)		(1.03)	4.21

—		(0.03)		—	—		—	(0.03)
—		(0.03)		—	—		—	(0.03)
$18.60		$8.85		$14.26	$18.50		$19.61	$20.64

110.17%		-37.80%		-22.92%	-5.66	%(3)	-4.99%	25.61%

$9.45		$3.82		$44.37	$78.81		$122.45	$126.92

2.61%		2.01%		1.66%	1.57	%(4)	1.62%	1.60%
2.39	%(6)	1.77	%(5)(6)	1.66%	1.57	%(4)	1.62%	1.60%

0.22%		0.79%		(0.12)%	(0.79	)%(4)	(0.98)%	(0.65)%
0.44%		1.03%		(0.12)%	(0.79	)%(4)	(0.98)%	(0.65)%
74%		73%		87%	72	%(3)	84%	83%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy BP Energy Transition Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek total return. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes and investments in companies organized as partnerships for tax purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2021 are as follows:

Total
Distributable
Earnings	Capital Stock
$229	$(229)

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

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i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

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NOTES TO THE FINANCIAL STATEMENTS

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $10,971,013 and $7,744,563, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.25%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, BP Capital Fund Advisors, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2021, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.40% of the daily net assets of the Fund.

From October 26, 2018, through October 25, 2020, the Advisor contractually agreed to limit total annual operating expenses to 2.00% of the Fund’s net assets for Investor Class shares and 1.75% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities).

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of October 31, 2021, expenses subject to potential recovery were $22,749 for Investor Class shares and $38,580 for Institutional Class shares, both of which expire in fiscal year 2023. The Advisor did not recoup expenses from the Fund during fiscal year 2021.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing

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reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during fiscal year 2021 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies, acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $36,214 and 3.25%, respectively. The interest expensed by the Fund during fiscal year 2021 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2021 was $632,000. As of October 31, 2021, the Fund did not have any borrowings outstanding under the line of credit.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$14,993,677
Gross tax unrealized appreciation	$3,082,255
Gross tax unrealized depreciation	(1,734,192)
Net tax unrealized appreciation/(depreciation)	$1,348,063
Undistributed ordinary income	$1,939,323
Undistributed long-term capital gains	—
Total distributable earnings	$1,939,323
Other accumulated gain/(loss)	$(41,634,025)
Total accumulated gain/(loss)	$(38,346,639)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2021, the Fund had $22,971,925 in unlimited long-term and $18,662,100 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2021 and 2020, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
Ordinary income(1)	$—	$79,003
Long-term capital gains	—	—
Total distributions	$—	$79,003

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy BP Energy Transition Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy BP Energy Transition Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, for the eleven months ended October 31, 2018, and each of the two years in the period ended November 30, 2017, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, for the eleven months ended October 31, 2018, and each of the two years in the period ended November 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

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28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

HENNESSY FUNDS	1-800-966-4354
29

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

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30

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$1,228.90	$14.49
Hypothetical (5% return before expenses)	$1,000.00	$1,012.20	$13.09

Institutional Class
Actual	$1,000.00	$1,231.80	$12.71
Hypothetical (5% return before expenses)	$1,000.00	$1,013.81	$11.47

(1)
Expenses are equal to the Fund’s annualized expense ratio of 2.58% for Investor Class shares or 2.26% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
34

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program. The Program Administrator did make adjustments to the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
35

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

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36

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
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For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY BP MIDSTREAM FUND

Investor Class  HMSFX
Institutional Class  HMSIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	34
Liquidity Risk Management Program	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2021

Dear Hennessy Funds Shareholder:

What a year this has been. While it doesn’t feel that we are out of the “pandemic” phase of the coronavirus crisis, we look forward to a day when we will eventually see fewer cases and potentially less severe variants. We feel extremely grateful to the many healthcare workers who have continued to work tirelessly during the recent surge. As we move through the next year, we hope that new U.S. cases will decline and that many other parts of the world will see improvements as well.

What a year this has been! As measured by the total return of the S&P 500® Index, as of October 31, 2021, the market was up 24.04% calendar year to date. This comes in the wake of a tumultuous 2020 in which the market plunged in the beginning of the pandemic and recovered dramatically to end the year up 18.40%. Interestingly, 18% appears to be a repeating number in the past dozen years. From the low point of the Financial Crisis (March 9, 2009) to the high point reached just prior to the COVID-19 pandemic (February 12, 2020), the S&P 500® Index was up 18.27% per year. We are well aware that past results are not predictive of the future, and we find ourselves naturally skeptical of such strong returns. But, as shown in the chart below, we find that the most common annual total returns of the market over the past 102 years range between 20% and 30% with the second most common being between 10% and 20%:

Source: Bloomberg L.P.

We will say it again, after showing a chart like the one above: Past results are not predictive of the future. Instead, we look at where we are right now – in the economy, in the market, in the business cycle – to reflect on where we have come from and where we may be going. U.S. GDP is strong and growing, interest rates remain low, and earnings growth and profitability remain robust. We believe stocks are trading at reasonable valuations when viewed as a whole, with the S&P 500® Index at 21.0x estimated earnings for 2022. Furthermore, we believe corporate balance sheets are healthy, with high levels of excess cash, which could support growth, increases in dividends, more share buybacks, and future acquisitions. Uncertainty and volatility can manifest at any time in the stock market, and the current market is no different. Investors have questions about inflation, worldwide supply chain issues, and what could drive the next boost in earnings. While these concerns are warranted, we continue to believe that overall the positives outweigh the negatives, and here at Hennessy we continue to see opportunity in the market and in our Funds.

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2

LETTER TO SHAREHOLDERS

What a (fiscal) year this has been!!! For our fiscal year ended October 31, 2021, the S&P 500® Index rose 42.91% on a total return basis, setting a new all-time high on the final day of the period. Except for a short 21-trading-day period that began on September 2 during which the market fell 5.13% only to rebound to new highs just 13 trading days later, the market has been on a continuous march higher. We saw a dramatic shift in market leadership as many of the sectors that underperformed during our last fiscal year soared in fiscal year 2021. Small-caps beat mid-caps, which in turn beat large-caps. The Energy and Financials sectors skyrocketed during the 12-month period, as reflected by the S&P 500® Energy Sector’s total return of 111.29% and the Russell 1000® Index Financials’ total return of 70.87%. Both of these sectors were among the worst performing in our fiscal year 2020, so a bounce back in our fiscal year 2021, while not a foregone conclusion, was a distinct possibility.

Overall, we are pleased with the performance of our mutual funds during the fiscal year. On an absolute basis, each of our 16 Funds achieved total returns greater than 10% and seven outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index and posted total returns of 45% or higher. Our four best-performing funds were concentrated in the Energy and Financials sectors. While some of our Funds certainly benefited from being in the “right” sector at the “right” time, we also believe this was a favorable period for our investment style of high-conviction investing and concentrated portfolio construction.

What will the coming year bring? As mentioned in our last shareholder letter (June 2021), we understand that even the greatest bull markets experience corrections along the way, and the last time the S&P 500® Index dropped over 10% was in February/March of 2020. Whether or not a correction occurs sooner or later, we believe the market as a whole has more room to run. We see many factors that could drive the market higher from here: strong GDP growth and increasing corporate earnings, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and strong corporate balance sheets with plenty of cash.

Thank you for your interest and for investing with us. We remain committed to managing our portfolios for long-term performance, ever mindful of downside risk. With so many investment options available to you, we are grateful for the trust you put in us and for your continued interest in our family of Funds. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russel 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Since Inception
	Year	Years	(12/31/13)
Hennessy BP Midstream Fund –
Investor Class (HMSFX)	78.41%	-2.61%	-2.74%
Hennessy BP Midstream Fund –
Institutional Class (HMSIX)	78.57%	-2.39%	-2.50%
Alerian US Midstream Energy Index	89.98%	3.64%	0.90%
S&P 500® Index	42.91%	18.93%	14.57%

Expense ratios:	Gross 2.12%, Net 1.78%(1) (Investor Class);
Gross 1.79%, Net 1.53%(1) (Institutional Class)

(1)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2018, is that of the BP Capital TwinLine MLP Fund.

The Alerian US Midstream Energy Index comprises companies that earn a majority of their cash flows from midstream activities involving energy commodities. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

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PERFORMANCE OVERVIEW

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The Alerian US Midstream Energy Index is a servicemark of GKD Index Partners, LLC d/b/a Alerian (“Alerian”), and its use is granted under a license from Alerian. Alerian makes no express or implied warranties, representations, or promises regarding the originality, merchantability, suitability, or fitness for a particular purpose or use with respect to the Alerian indices. No party may rely on, and Alerian does not accept any liability for any errors, omissions, interruptions, or defects in, the Alerian indices or underlying data. In no event shall Alerian have any liability for any direct, indirect, special, incidental, punitive, consequential, or other damages (including lost profits), even if notified of the possibility of such damages.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Ben Cook, CFA, and Kevin Gallagher, CFA
BP Capital Fund Advisors, LLC (sub-advisor)

Performance:

For the one-year period ended October 31, 2021, the Investor Class of the Hennessy BP Midstream Fund returned 78.41%, underperforming the Alerian US Midstream Energy Index (the Fund’s primary benchmark), which returned 89.98%, but outperforming the S&P 500® Index, which returned 42.91% for the same period.

While the onset of the COVID-19 pandemic resulted in economic and market shock during much of the one-year period ended October 31, 2020, a strong reversal ensued in late calendar year 2020 resulting in large part from the announcement and initial deployment of effective vaccinations and treatments for the disease. This reversal positively affected energy supply and demand fundamentals and led to strong absolute and relative performance of traditional hydrocarbon-based energy equities, including midstream equities held by the Fund. With demand for energy increasing during the one-year period ending October 31, 2021, the increases in upstream sector activity and corresponding increases in domestic crude/liquids and natural gas production volumes, along with increasing commodity prices, drove significantly improved operating company financial results for many midstream businesses.

In stark contrast to the prior period and despite ongoing market uncertainties, including those related to the COVID-19 Delta variant, “risk” investments outperformed “safety” investments for midstream equities during the one-year period ended October 31, 2021. Accordingly, the only traditional subsector of midstream equities to outperform the Fund’s primary benchmark was the natural gas gathering and processing (“G&P”) subsector. This subsector generally comprises “supply-push,” commodity-sensitive, less-diversified businesses with, in certain recent historical cases, elevated financial leverage. During the period, the Fund had increasing exposure to this subsector, and top contributors to Fund performance have G&P businesses. Nevertheless, we often consider G&P assets to be greater risk given their dependence on drilling activity, which tends to track upstream capital spending, which in turn is influenced by commodity price direction and increasingly by investor preferences related to capital allocation. Midstream equities that underperformed during this period included Diversified Midstream, which we continue to consider generally attractive based on discounted valuations. These

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companies tend to have large, diversified businesses with integrated value chains, contracted fee-based cash flows with strong counterparties, exposure to better positioned assets and basins/markets, and strong balance sheets. In addition to Diversified Midstream, the Fund has held, and continues to hold, natural-gas-focused midstream companies, particularly those in better-positioned dry gas basins like the Marcellus shale and Haynesville shale. While this subsector also underperformed in the “risk-on” market environment, the Fund had exposure to this subsector as a result of the favorable natural gas demand/commodity price environment and attractive characteristics of these companies, including long-term “take-or-pay” contracts, healthy financial metrics, and expected energy-transition-related opportunities. Finally, of note is Cheniere Energy, Inc. is a top member of and materially outperformed the Alerian US Midstream Energy Index, the Fund did not hold this stock due to the absence of a dividend during the period. This company’s absence from Fund holdings was a key driver of benchmark variance.

Portfolio Strategy:

The Fund generally seeks to build a concentrated portfolio of midstream energy companies with the following characteristics: (i) large and strategically protected integrated businesses, linking economic basins to strong demand centers; (ii) contracted and visible cash flows with strong counterparties such as utilities or power consumers; and (iii) strong balance sheets. However, given the current strong macroeconomic conditions, as well as favorable commodity prices and midstream energy company fundamentals, we expect that the Fund’s portfolio will continue to include “quality beta” companies, including those with direct commodity sensitivity. We believe our industry experience and intensive, fundamental, “boots-on-the-ground” research process allows us to uncover potential equity mispricings that can meaningfully drive performance.

Investment Commentary:

Barring an economic or political-related shock, we remain optimistic about the investment return potential for midstream equities for many reasons, including favorable energy supply/demand and commodity price trends in the midst of a strong and continuing global economic recovery. We expect crude/liquids and natural gas throughput to generally improve in the coming period at a moderate pace, depending on large public producers’ willingness to maintain capital discipline. As such, with greatly reduced capital expenditures and underutilized midstream assets in some areas, we also expect benefits related to operating leverage. While equities have improved from the market lows in 2020, yields remain well-supported and attractive in a very low-rate environment, and valuations generally remain discounted. One of the most important current investment themes is that many midstream companies are generating positive and increasing free cash flow after paying dividends and will be in position to further pay down debt, increase distributions or dividends, and/or buy back stock. Inflation also remains topical for the investment community, but energy commodities and equities should be net beneficiaries of this trend. Further, many midstream energy companies are focused on the growing and long-dated opportunity set related to the theme of energy transition. In total, we believe these and other drivers should continue to benefit energy fundamentals and equities.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund invests in small-capitalization and medium-capitalization companies, which

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PERFORMANCE OVERVIEW

involves additional risks such as limited liquidity and greater volatility. Funds that concentrate in a single sector may be subject to a higher degree of risk. Energy-related companies are subject to specific risks, including fluctuations in commodity prices and consumer demand, substantial government regulation, and depletion of reserves. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Use of derivatives can increase the volatility of the Fund.

MLPs and MLP investments have unique characteristics. The Fund does not receive the same tax benefits as a direct investment in an MLP.

The prices of MLP units may fluctuate abruptly and trading volume may be low, making it difficult for the Fund to sell its units at a favorable price. MLP general partners have the power to take actions that adversely affect the interests of unit holders. Most MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which could reduce or eliminate distributions paid by MLPs to the Fund. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, and therefore, is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 21%), as well as state and local income taxes. The Fund will not benefit from current favorable federal income tax rates on long-term capital gains, and Fund income and losses will not be passed on to shareholders. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily net asset value of the Fund and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

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Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY BP MIDSTREAM FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
MPLX LP	12.05%
Energy Transfer LP	11.82%
Enterprise Products Partners LP	8.82%
ONEOK, Inc.	8.53%
The Williams Companies, Inc.	8.33%
Kinder Morgan, Inc.	8.00%
Plains All American Pipeline LP	7.72%
Targa Resources Corp.	6.89%
Western Midstream Partners LP	4.96%
DCP Midstream LP	3.92%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS – 42.07%	Number		% of
	of Shares	Value	Net Assets
Crude Oil & Refined Products – 3.10%
Enbridge, Inc. (a)	27,500	$1,151,150	3.10%

Gathering & Processing – 10.92%
Antero Midstream Corp.	70,000	744,800	2.00%
EnLink Midstream LLC	95,000	745,750	2.01%
Targa Resources Corp.	47,000	2,569,490	6.91%
		4,060,040	10.92%

Natural Gas/NGL Transportation – 28.05%
DT Midstream, Inc.	24,000	1,151,040	3.10%
Kinder Morgan, Inc.	178,090	2,983,007	8.03%
ONEOK, Inc.	50,026	3,182,654	8.56%
The Williams Companies, Inc.	110,652	3,108,215	8.36%
		10,424,916	28.05%

Total Common Stocks
(Cost $10,207,144)		15,636,106	42.07%

PARTNERSHIPS & TRUSTS – 55.65%

Crude Oil & Refined Products – 26.03%
Genesis Energy LP	90,000	981,000	2.64%
Magellan Midstream Partners LP	26,900	1,318,100	3.55%
MPLX LP	149,249	4,495,380	12.09%
Plains All American Pipeline LP	284,526	2,879,403	7.75%
		9,673,883	26.03%

Gathering & Processing – 4.97%
Western Midstream Partners LP	87,000	1,848,750	4.97%

Natural Gas/NGL Transportation – 24.65%
DCP Midstream LP	47,000	1,461,700	3.93%
Energy Transfer LP	463,700	4,409,787	11.87%
Enterprise Products Partners LP	145,100	3,290,868	8.85%
		9,162,355	24.65%

Total Partnerships & Trusts
(Cost $15,629,521)		20,684,988	55.65%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 1.69%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.69%
First American Government Obligations Fund,
Institutional Class, 0.03% (b)	627,647	$627,647	1.69%

Total Short-Term Investments
(Cost $627,647)		627,647	1.69%

Total Investments
(Cost $26,464,312) – 99.41%		36,948,741	99.41%
Other Assets in Excess of Liabilities – 0.59%		218,372	0.59%

TOTAL NET ASSETS – 100.00%		$37,167,113	100.00%

Percentages are stated as a percent of net assets.

(a)	U.S.-traded security of a foreign corporation.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2021.

Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Crude Oil & Refined Products	$1,151,150	$—	$—	$1,151,150
Gathering & Processing	4,060,040	—	—	4,060,040
Natural Gas/NGL Transportation	10,424,916	—	—	10,424,916
Total Common Stocks	$15,636,106	$—	$—	$15,636,106
Partnerships & Trusts
Crude Oil & Refined Products	$9,673,883	$—	$—	$9,673,883
Gathering & Processing	1,848,750	—	—	1,848,750
Natural Gas/NGL Transportation	9,162,355	—	—	9,162,355
Total Partnerships & Trusts	$20,684,988	$—	$—	$20,684,988
Short-Term Investments
Money Market Funds	$627,647	$—	$—	$627,647
Total Short-Term Investments	$627,647	$—	$—	$627,647
Total Investments	$36,948,741	$—	$—	$36,948,741

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in securities, at value (cost $26,464,312)	$36,948,741
Dividends and interest receivable	16,719
Receivable for fund shares sold	44,875
Return of capital receivable	283,946
Deferred income tax	—
Prepaid expenses and other assets	8,237
Total assets	37,302,518

LIABILITIES:
Payable for fund shares redeemed	35,906
Payable to advisor	37,630
Payable to auditor	41,007
Accrued distribution fees	1,544
Accrued service fees	592
Accrued interest payable	11
Accrued trustees fees	6,599
Accrued expenses and other payables	12,116
Total liabilities	135,405
NET ASSETS	$37,167,113

NET ASSETS CONSISTS OF:
Capital stock	$52,348,705
Accumulated deficit	(15,181,592)
Total net assets	$37,167,113

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$6,720,058
Shares issued and outstanding	775,917
Net asset value, offering price, and redemption price per share	$8.66

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$30,447,055
Shares issued and outstanding	3,419,605
Net asset value, offering price, and redemption price per share	$8.90

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Distributions received from master limited partnerships	$1,575,250
Return of capital on distributions received	(1,575,250)
Dividend income(1)	277,629
Interest income	158
Total investment income	277,787

EXPENSES:
Investment advisory fees (See Note 5)	361,154
Administration, accounting, custody, and transfer agent fees (See Note 5)	48,071
Audit fees	41,013
Sub-transfer agent expenses – Investor Class (See Note 5)	12,612
Sub-transfer agent expenses – Institutional Class (See Note 5)	24,156
Compliance expense (See Note 5)	27,457
Federal and state registration fees	25,990
Trustees’ fees and expenses	18,593
Distribution fees – Investor Class (See Note 5)	8,858
Reports to shareholders	6,599
Service fees – Investor Class (See Note 5)	5,905
Income tax expense	1,520
Legal fees	344
Interest expense (See Note 7)	18
Other expenses	10,633
Total expenses before waivers and reimbursements	592,923
Service provider expense waiver (See Note 5)	(48,071)
Expense reimbursement by advisor – Investor Class (See Note 5)	(12,376)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(23,693)
Net expenses	508,783
NET INVESTMENT LOSS	$(230,996)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$357,263
Net change in unrealized appreciation/depreciation on investments	17,111,950
Income tax expense	—
Net gain on investments	17,469,213
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,238,217

(1)	Net of foreign taxes withheld of $14,622.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment loss	$(230,996)	$(398,916)
Net realized gain (loss) on investments	357,263	(7,697,287)
Net change in unrealized
appreciation/deprecation on investments	17,111,950	(5,793,719)
Net increase (decrease) in net
assets resulting from operations	17,238,217	(13,889,922)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Return of capital – Investor Class	(756,323)	(901,142)
Return of capital – Institutional Class	(3,420,217)	(3,075,804)
Total distributions	(4,176,540)	(3,976,946)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,502,132	1,902,264
Proceeds from shares subscribed – Institutional Class	3,761,293	9,560,813
Dividends reinvested – Investor Class	677,429	876,530
Dividends reinvested – Institutional Class	3,185,818	2,999,051
Cost of shares redeemed – Investor Class	(2,532,516)	(3,867,332)
Cost of shares redeemed – Institutional Class	(5,635,003)	(12,434,812)
Net increase (decrease) in net assets derived
from capital share transactions	1,959,153	(963,486)
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,020,830	(18,830,354)

NET ASSETS:
Beginning of year	22,146,283	40,976,637
End of year	$37,167,113	$22,146,283

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	321,069	312,671
Shares sold – Institutional Class	490,595	1,568,094
Shares issued to holders as reinvestment
of dividends – Investor Class	89,396	112,216
Shares issued to holders as reinvestment
of dividends – Institutional Class	410,703	380,829
Shares redeemed – Investor Class	(320,846)	(582,063)
Shares redeemed – Institutional Class	(711,400)	(1,585,605)
Net increase in shares outstanding	279,517	206,142

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment loss(2)(3)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from return of capital
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment loss to average net assets:
Before expense reimbursement(3)
After expense reimbursement(3)
Portfolio turnover rate(7)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(4)	Not annualized.
(5)	Annualized.
(6)	Certain service provider expenses were voluntarily waived during the fiscal year.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,					Period Ended		Year Ended November 30,
					October 31,
2021		2020		2019	2018(1)		2017	2016

$5.55		$10.90		$12.66	$14.51		$16.54	$15.45

(0.07)		(0.10)		(0.10)	(0.16)		(0.22)	(0.17)
4.21		(4.22)		(0.63)	(0.66)		(0.78)	2.29
4.14		(4.32)		(0.73)	(0.82)		(1.00)	2.12

(1.03)		(1.03)		(1.03)	(1.03)		(1.03)	(1.03)
(1.03)		(1.03)		(1.03)	(1.03)		(1.03)	(1.03)
$8.66		$5.55		$10.90	$12.66		$14.51	$16.54

78.41%		-42.13%		-6.28%	-6.15	%(4)	-6.49%	14.78%

$6.72		$3.81		$9.20	$20.07		$16.86	$13.43

2.11%		2.12%		1.89%	1.86	%(5)	1.91%	2.21%
1.76	%(6)	1.76	%(6)	1.76%	1.78	%(5)	1.77%	1.74%

(1.26)%		(1.63)%		(0.92)%	(1.34	)%(5)	(1.50)%	(1.60)%
(0.91)%		(1.27)%		(0.79)%	(1.26	)%(5)	(1.36)%	(1.13)%
40%		53%		41%	64	%(4)	63%	139%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment loss(2)(3)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from return of capital
Total distributions

Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment loss to average net assets:
Before expense reimbursement(3)
After expense reimbursement(3)
Portfolio turnover rate(7)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(4)	Not annualized.
(5)	Annualized.
(6)	Certain service provider expenses were voluntarily waived during the fiscal year.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,					Period Ended		Year Ended November 30,
					October 31,
2021		2020		2019	2018(1)		2017	2016

$5.68		$11.09		$12.83	$14.66		$16.66	$15.53

(0.05)		(0.10)		(0.09)	(0.14)		(0.18)	(0.12)
4.30		(4.28)		(0.62)	(0.66)		(0.79)	2.28
4.25		(4.38)		(0.71)	(0.80)		(0.97)	2.16

(1.03)		(1.03)		(1.03)	(1.03)		(1.03)	(1.03)
(1.03)		(1.03)		(1.03)	(1.03)		(1.03)	(1.03)
$8.90		$5.68		$11.09	$12.83		$14.66	$16.66

78.57%		-41.93%		-6.10%	-5.94	%(4)	-6.25%	14.97%

$30.45		$18.33		$31.78	$61.92		$82.59	$33.22

1.74%		1.79%		1.56%	1.58	%(5)	1.66%	1.95%
1.51	%(6)	1.51	%(6)	1.51%	1.52	%(5)	1.52%	1.48%

(0.89)%		(1.55)%		(0.76)%	(1.15	)%(5)	(1.28)%	(1.28)%
(0.66)%		(1.27)%		(0.71)%	(1.09	)%(5)	(1.14)%	(0.81)%
40%		53%		41%	64	%(4)	63%	139%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy BP Midstream Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation through distribution growth along with current income. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because the Fund is treated as a “C” corporation, it is not taxed as a regulated investment company under Subchapter M of the Code and is not required to comply with the diversification requirements applicable to regulated investment companies. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund is taxed as a corporation and is obligated to pay U.S. federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 21%. The Fund invests a substantial portion of its assets in master limited partnerships (“MLPs”), which are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund includes any tax expense or benefit in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the carrying amount of assets and liabilities for income tax purposes. The Fund recognizes a valuation allowance if, based on the weight of available evidence, it is more likely than not that the Fund will not realize some portion or all of the deferred income tax assets. As of October 31, 2021, the Fund has placed a full valuation allowance on its deferred tax assets.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are

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18

NOTES TO THE FINANCIAL STATEMENTS

open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund files U.S. federal income tax returns and various state income tax returns.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in MLPs generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – The Fund typically makes cash distributions to its shareholders quarterly at the beginning of the months of March, June, September, and December. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, a significant portion of the Fund’s distributions to shareholders typically is treated as return of capital to shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio, the level of allocations of net income and other tax items for the Fund from its underlying MLP investments, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including to meet Fund shareholder redemption requests as necessary.

In general, a distribution constitutes a return of capital to a shareholder rather than a dividend to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital constitutes a tax-free return of capital to the extent of a shareholder’s cost basis in Fund shares and thereafter generally is taxable to the shareholder as a capital gain. A return-of-capital distribution also reduces the shareholder’s cost basis in Fund shares (but not below zero). A lower cost basis means that a shareholder recognizes more gain or less loss when the shareholder eventually sells Fund shares, which increases the shareholder’s tax liability.

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The Fund attempts to maintain a stable distribution rate and therefore may distribute more or less than the actual amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would increase the Fund’s net asset value (“NAV”). Correspondingly, such amounts, once distributed, decrease the Fund’s NAV. In addition, the Fund may opt not to make distributions in quarters in which the Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the Fund believes that a distribution may not constitute a tax-free return of capital as described above.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The NAV per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for

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20

NOTES TO THE FINANCIAL STATEMENTS

determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

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Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

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22

NOTES TO THE FINANCIAL STATEMENTS

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $12,566,765 and $13,226,685, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.10%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, BP Capital Fund Advisors, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2021, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.40% of the daily net assets of the Fund.

The Advisor has contractually agreed to limit total annual operating expenses to 1.75% of the Fund’s net assets for Investor Class shares and 1.50% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2022.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of October 31, 2021, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year
	2022	2023	2024	Total
Investor Class	$22,275	$22,658	$12,376	$ 57,309
Institutional Class	$19,981	$60,422	$26,693	$107,096

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The amount of the expense reimbursement by the Advisor for Institutional Class shares set forth in the Statement of Operations is net of $3,000 that the Advisor recouped from the Fund during fiscal year 2021.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during fiscal year 2021 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies, acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

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24

NOTES TO THE FINANCIAL STATEMENTS

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $559 and 3.25%, respectively. The interest expensed by the Fund during fiscal year 2021 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2021 was $117,000. As of October 31, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$23,165,795
Gross tax unrealized appreciation	$13,845,441
Gross tax unrealized depreciation	(62,495)
Net tax unrealized appreciation/(depreciation)	$13,782,946

As of October 31, 2021, deferred tax assets consisted of the following:

Deferred tax assets (liabilities):
Net operating losses	$653,315
Capital loss	4,983,402
Unrealized (gain) loss on investments	(1,903,038)
Total deferred tax assets, net	3,733,679
Valuation allowance	(3,733,679)
Net	$—

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For fiscal year 2021, the Fund had an effective tax rate of 0% and a federal statutory rate of 21%, with the difference resulting from a change in the valuation allowance of the deferred tax assets.

Deferred income tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The Fund has evaluated the available evidence supporting the realization of its gross deferred tax assets, including the amount and timing of future taxable income, and has determined that, based on net losses to date, it may not utilize all of its deferred tax assets in the future. As of October 31, 2021, the Fund established a valuation allowance in the amount of $3,733,679 against its deferred tax assets.

The Fund may carry forward any net capital loss five years to offset any future realized capital gains. The Fund may carry forward indefinitely any net operating loss arising in a tax year ending after December 31, 2017. As of October 31, 2021, the Fund had $21,961,713 in capital loss carryforwards that expire as follows:

Amount	Expiration
$5,811,427	10/31/2023
8,971,423	10/31/2024
7,178,863	10/31/2025

As of October 31, 2021, the Fund had $2,909,272 in net operating loss carryforwards that expire as follows:

Amount	Expiration
$ 360,753	11/30/2037
2,548,519	Indefinite

Total income taxes have been computed by applying the federal statutory income tax rate of 21% plus a blended state income tax rate. The Fund applied this effective rate to net investment income and realized and unrealized gains on investments before taxes in computing its total income taxes.

Tax expense (benefit) at statutory rates	$3,620,026
State income tax expense, net of federal benefit	278,358
Tax expense (benefit) on permanent items(1)	(18,889)
Tax expense (benefit) on expired carryforwards	—
Tax expense (benefit) due to change in effective state rates	—
Total current tax expense (benefit)	—
Change in valuation allowance	(3,879,495)
Total tax expense	$—

(1) Permanent items consist of dividends-received deductions.

       The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions in all open tax years and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. federal tax returns and state tax returns filed or expected to be filed. No income tax returns are currently under examination. Generally, the tax returns of the Fund for the prior three fiscal years are open for examination. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

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26

NOTES TO THE FINANCIAL STATEMENTS

During fiscal years 2021 and 2020, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
Ordinary income(1)	$—	$—
Long-term capital gains	—	—
Return of capital	4,176,540	3,976,946
Total distributions	$4,176,540	$3,976,946

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 1, 2021, distributions were declared and paid to shareholders of record on November 30, 2021, as follows:

Return of Capital
Investor Class	$0.2575
Institutional Class	$0.2575

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy BP Midstream Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy BP Midstream Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended, for the eleven months ended October 31, 2018, and each of the two years in the period ended November 30, 2017, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, for the eleven months ended October 31, 2018, and each of the two years in the period ended November 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

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28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

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30

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$1,149.60	$9.48
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89

Institutional Class
Actual	$1,000.00	$1,150.80	$8.13
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.75% for Investor Class shares or 1.50% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
34

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program. The Program Administrator did make adjustments to the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
35

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

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36

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
37

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY GAS UTILITY FUND

Investor Class  GASFX
Institutional Class  HGASX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2021

Dear Hennessy Funds Shareholder:

What a year this has been. While it doesn’t feel that we are out of the “pandemic” phase of the coronavirus crisis, we look forward to a day when we will eventually see fewer cases and potentially less severe variants. We feel extremely grateful to the many healthcare workers who have continued to work tirelessly during the recent surge. As we move through the next year, we hope that new U.S. cases will decline and that many other parts of the world will see improvements as well.

What a year this has been! As measured by the total return of the S&P 500® Index, as of October 31, 2021, the market was up 24.04% calendar year to date. This comes in the wake of a tumultuous 2020 in which the market plunged in the beginning of the pandemic and recovered dramatically to end the year up 18.40%. Interestingly, 18% appears to be a repeating number in the past dozen years. From the low point of the Financial Crisis (March 9, 2009) to the high point reached just prior to the COVID-19 pandemic (February 12, 2020), the S&P 500® Index was up 18.27% per year. We are well aware that past results are not predictive of the future, and we find ourselves naturally skeptical of such strong returns. But, as shown in the chart below, we find that the most common annual total returns of the market over the past 102 years range between 20% and 30% with the second most common being between 10% and 20%:

Source: Bloomberg L.P.

We will say it again, after showing a chart like the one above: Past results are not predictive of the future. Instead, we look at where we are right now – in the economy, in the market, in the business cycle – to reflect on where we have come from and where we may be going. U.S. GDP is strong and growing, interest rates remain low, and earnings growth and profitability remain robust. We believe stocks are trading at reasonable valuations when viewed as a whole, with the S&P 500® Index at 21.0x estimated earnings for 2022. Furthermore, we believe corporate balance sheets are healthy, with high levels of excess cash, which could support growth, increases in dividends, more share buybacks, and future acquisitions. Uncertainty and volatility can manifest at any time in the stock market, and the current market is no different. Investors have questions about inflation, worldwide supply chain issues, and what could drive the next boost in earnings. While these concerns are warranted, we continue to believe that overall the positives outweigh the negatives, and here at Hennessy we continue to see opportunity in the market and in our Funds.

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2

LETTER TO SHAREHOLDERS

What a (fiscal) year this has been!!! For our fiscal year ended October 31, 2021, the S&P 500® Index rose 42.91% on a total return basis, setting a new all-time high on the final day of the period. Except for a short 21-trading-day period that began on September 2 during which the market fell 5.13% only to rebound to new highs just 13 trading days later, the market has been on a continuous march higher. We saw a dramatic shift in market leadership as many of the sectors that underperformed during our last fiscal year soared in fiscal year 2021. Small-caps beat mid-caps, which in turn beat large-caps. The Energy and Financials sectors skyrocketed during the 12-month period, as reflected by the S&P 500® Energy Sector’s total return of 111.29% and the Russell 1000® Index Financials’ total return of 70.87%. Both of these sectors were among the worst performing in our fiscal year 2020, so a bounce back in our fiscal year 2021, while not a foregone conclusion, was a distinct possibility.

Overall, we are pleased with the performance of our mutual funds during the fiscal year. On an absolute basis, each of our 16 Funds achieved total returns greater than 10% and seven outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index and posted total returns of 45% or higher. Our four best-performing funds were concentrated in the Energy and Financials sectors. While some of our Funds certainly benefited from being in the “right” sector at the “right” time, we also believe this was a favorable period for our investment style of high-conviction investing and concentrated portfolio construction.

What will the coming year bring? As mentioned in our last shareholder letter (June 2021), we understand that even the greatest bull markets experience corrections along the way, and the last time the S&P 500® Index dropped over 10% was in February/March of 2020. Whether or not a correction occurs sooner or later, we believe the market as a whole has more room to run. We see many factors that could drive the market higher from here: strong GDP growth and increasing corporate earnings, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and strong corporate balance sheets with plenty of cash.

Thank you for your interest and for investing with us. We remain committed to managing our portfolios for long-term performance, ever mindful of downside risk. With so many investment options available to you, we are grateful for the trust you put in us and for your continued interest in our family of Funds. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russel 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Ten
	Year	Years	Years
Hennessy Gas Utility Fund –
Investor Class (GASFX)	19.91%	5.34%	8.22%
Hennessy Gas Utility Fund –
Institutional Class (HGASX)(1)	20.29%	5.66%	8.38%
AGA Stock Index	21.13%	6.59%	9.24%
S&P 500® Index	42.91%	18.93%	16.21%

Expense ratios: 1.02% (Investor Class); 0.70% (Institutional Class)

(1)
The inception date of Institutional Class shares is March 1, 2017. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Gas Utility Index Fund.

The AGA Stock Index is a capitalization-weighted index that consists of members of the American Gas Association whose securities are traded on a U.S. Stock Exchange. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

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4

PERFORMANCE OVERVIEW

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2021, the Investor Class of the Hennessy Gas Utility Fund returned 19.91%, underperforming both the AGA Stock Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned 21.13% and 42.91%, respectively, for the same period.

The Fund slightly underperformed its primary benchmark due to Fund expenses, the timing of cash flows, trading costs, and the impact of holding cash. The Fund underperformed the broader domestic equity market, as represented by the S&P 500® Index, in part due to a continued investor preference for higher- growth companies as well as those most impacted by the rapid recovery in the economy at the expense of yield-oriented stocks such as those in the Utilities sector. A recent rise in interest rates coupled with the prospect of Federal Reserve interest rate hikes in 2022 has proven to be a challenge for the sector. Among the holdings that contributed the most to Fund performance were liquefied natural gas exporter Cheniere Energy, Inc. and pipeline operators Enbridge, Inc. and Kinder Morgan, Inc. Among the holdings that detracted the most from performance over the period were multi-utility WEC Energy Group, Inc., electric utility Xcel Energy, Inc. and multi-utility Dominion Energy, Inc.

The Fund continues to hold all the companies mentioned.

Portfolio Strategy:

The Fund’s objective is to maintain a high correlation with its primary benchmark, the AGA Stock Index. The Fund seeks to achieve this goal by owning all of the companies in the AGA Stock Index in substantially the same proportion as their weightings in the AGA Stock Index. The Fund seeks total returns by investing in natural gas distribution companies with the potential for both income and long-term capital appreciation.

The investment thesis of the Fund is that competitive pricing, abundant domestic supply, and new sources and uses of natural gas should lead to long-term, steady growth in demand that should drive growth in natural gas distribution. In turn, this should drive long-term growth in earnings of the companies held by the Fund. In addition, we believe that natural gas’s position as the cleanest of the fossil fuels should lead to additional increased demand, particularly from the electricity generation industry.

Investment Commentary:

We believe the strategy of the Fund remains compelling. The production of natural gas in the United States, in particular from shale producers, continues to grow steadily. Demand for natural gas from domestic sources, especially the power industry, also continues to trend upwards, despite softness due to the COVID-19 pandemic. In addition, exports of natural gas via pipelines to Mexico and in the form of liquid natural gas to the rest of the world remains a key demand component.

_______________

Opinions expressed are those of the Portfolio Manager as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

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Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. Investments are focused in the natural gas distribution and transmission industry; sector funds may be subject to a higher degree of market risk. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY GAS UTILITY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Cheniere Energy, Inc.	5.08%
Enbridge, Inc.	5.08%
Berkshire Hathaway, Inc., Class A	5.07%
Atmos Energy Corp.	5.05%
Dominion Energy, Inc.	5.05%
WEC Energy Group, Inc.	4.94%
Sempra Energy	4.89%
Kinder Morgan, Inc.	4.85%
The Southern Co.	4.82%
National Grid PLC – ADR	4.32%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 98.96%	Number		% of
	of Shares	Value	Net Assets
Energy – 15.69%
Cheniere Energy, Inc. (a)	255,417	$26,410,118	5.08%
Enbridge, Inc. (b)	631,765	26,445,683	5.08%
Kinder Morgan, Inc.	1,507,101	25,243,941	4.85%
Tellurian, Inc. (a)	908,690	3,562,065	0.68%
		81,661,807	15.69%

Financials – 5.07%
Berkshire Hathaway, Inc., Class A (a)	61	26,407,022	5.07%

Utilities – 78.20%
Algonquin Power & Utilities Corp. (b)	170,764	2,464,125	0.47%
ALLETE, Inc.	525	32,309	0.01%
Ameren Corp.	62,840	5,296,784	1.02%
Atmos Energy Corp.	285,286	26,280,546	5.05%
Avangrid, Inc.	131,000	6,903,700	1.33%
Avista Corp.	34,972	1,392,235	0.27%
Black Hills Corp.	85,247	5,658,696	1.09%
Centerpoint Energy, Inc.	661,628	17,228,793	3.31%
Chesapeake Utilities Corp.	30,958	4,057,665	0.78%
CMS Energy Corp.	228,098	13,765,714	2.65%
Consolidated Edison, Inc.	192,536	14,517,214	2.79%
Corning Natural Gas Holding Corp.	5,399	131,682	0.02%
Dominion Energy, Inc.	346,077	26,277,627	5.05%
DTE Energy Co.	77,504	8,785,078	1.69%
Duke Energy Corp.	162,487	16,575,299	3.18%
Entergy Corp.	4,960	510,979	0.10%
Essential Utilities, Inc.	238,300	11,216,781	2.16%
Eversource Energy	82,675	7,019,108	1.35%
Exelon Corp.	149,031	7,926,959	1.52%
Fortis, Inc. (b)	186,876	8,317,851	1.60%
MDU Resources Group, Inc.	191,207	5,875,791	1.13%
MGE Energy, Inc.	15,129	1,148,140	0.22%
National Fuel Gas Co.	131,924	7,576,395	1.46%
National Grid PLC – ADR (b)	350,444	22,456,452	4.32%
New Jersey Resources Corp.	180,934	6,841,115	1.31%
NiSource, Inc.	592,581	14,618,973	2.81%

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utilities (Continued)
Northwest Natural Holding Co.	72,703	$3,278,178	0.63%
NorthWestern Corp.	34,698	1,972,928	0.38%
ONE Gas, Inc.	133,375	8,976,138	1.72%
PG&E Corp. (a)	1,591,649	18,463,128	3.55%
PPL Corp.	85,719	2,468,707	0.47%
Public Service Enterprise Group, Inc.	234,190	14,941,322	2.87%
RGC Resources, Inc.	22,254	492,259	0.09%
Sempra Energy	199,240	25,429,001	4.89%
South Jersey Industries, Inc.	251,771	5,730,308	1.10%
Southwest Gas Holdings, Inc.	121,217	8,394,277	1.61%
Spire, Inc.	91,991	5,773,355	1.11%
The Southern Co.	402,200	25,065,104	4.82%
UGI Corp.	138,152	5,997,178	1.15%
Unitil Corp.	23,598	985,217	0.19%
WEC Energy Group, Inc.	285,440	25,706,726	4.94%
Xcel Energy, Inc.	160,399	10,360,171	1.99%
		406,910,008	78.20%

Total Common Stocks
(Cost $263,122,249)		514,978,837	98.96%

PARTNERSHIPS – 0.61%

Energy – 0.61%
Plains GP Holdings LP, Class A	291,255	3,174,679	0.61%

Total Partnerships
(Cost $4,756,186)		3,174,679	0.61%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 0.42%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.42%
First American Government Obligations Fund,
Institutional Class, 0.03% (c)	2,169,988	$2,169,988	0.42%

Total Short-Term Investments
(Cost $2,169,988)		2,169,988	0.42%

Total Investments
(Cost $270,048,423) – 99.99%		520,323,504	99.99%
Other Assets in Excess of Liabilities – 0.01%		51,618	0.01%

TOTAL NET ASSETS – 100.00%		$520,375,122	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2021.

Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Energy	$81,661,807	$—	$—	$81,661,807
Financials	26,407,022	—	—	26,407,022
Utilities	406,778,326	131,682	—	406,910,008
Total Common Stocks	$514,847,155	$131,682	$—	$514,978,837
Partnerships
Energy	$3,174,679	$—	$—	$3,174,679
Total Partnerships	$3,174,679	$—	$—	$3,174,679
Short-Term Investments
Money Market Funds	$2,169,988	$—	$—	$2,169,988
Total Short-Term Investments	$2,169,988	$—	$—	$2,169,988
Total Investments	$520,191,822	$131,682	$—	$520,323,504

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in securities, at value (cost $270,048,423)	$520,323,504
Dividends and interest receivable	169,665
Receivable for fund shares sold	145,451
Return of capital receivable	459,343
Prepaid expenses and other assets	35,729
Total assets	521,133,692

LIABILITIES:
Payable for fund shares redeemed	182,878
Payable to advisor	176,543
Payable to administrator	147,069
Payable to auditor	22,556
Accrued distribution fees	92,715
Accrued service fees	38,767
Accrued trustees fees	6,605
Accrued expenses and other payables	91,437
Total liabilities	758,570
NET ASSETS	$520,375,122

NET ASSETS CONSISTS OF:
Capital stock	$262,552,864
Total distributable earnings	257,822,258
Total net assets	$520,375,122

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$457,312,854
Shares issued and outstanding	17,530,835
Net asset value, offering price, and redemption price per share	$26.09

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$63,062,268
Shares issued and outstanding	2,424,377
Net asset value, offering price, and redemption price per share	$26.01

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Dividend income(1)	$16,407,393
Interest income	945
Total investment income	16,408,338

EXPENSES:
Investment advisory fees (See Note 5)	2,144,490
Sub-transfer agent expenses – Investor Class (See Note 5)	758,503
Sub-transfer agent expenses – Institutional Class (See Note 5)	56,139
Distribution fees – Investor Class (See Note 5)	712,549
Administration, accounting, custody, and transfer agent fees (See Note 5)	596,226
Service fees – Investor Class (See Note 5)	475,033
Federal and state registration fees	41,219
Reports to shareholders	34,038
Compliance expense (See Note 5)	27,464
Audit fees	22,556
Trustees’ fees and expenses	21,770
Legal fees	8,886
Interest expense (See Note 7)	4,378
Other expenses	279,755
Total expenses	5,183,006
NET INVESTMENT INCOME	$11,225,332

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$69,474,485
Net change in unrealized appreciation/depreciation on investments	17,334,029
Net gain on investments	86,808,514
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$98,033,846

(1)	Net of foreign taxes withheld and issuance fees of $444,688.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment income	$11,225,332	$15,702,984
Net realized gain on investments	69,474,485	54,725,195
Net change in unrealized
appreciation/depreciation on investments	17,334,029	(171,354,296)
Net increase (decrease) in net
assets resulting from operations	98,033,846	(100,926,117)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(48,578,658)	(49,160,002)
Distributable earnings – Institutional Class	(6,556,181)	(7,345,698)
Total distributions	(55,134,839)	(56,505,700)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	10,282,767	14,476,846
Proceeds from shares subscribed – Institutional Class	16,158,873	14,135,940
Dividends reinvested – Investor Class	46,063,257	46,815,183
Dividends reinvested – Institutional Class	5,933,451	6,501,998
Cost of shares redeemed – Investor Class	(121,059,136)	(204,352,983)
Cost of shares redeemed – Institutional Class	(29,927,336)	(41,410,617)
Net decrease in net assets derived
from capital share transactions	(72,548,124)	(163,833,633)
TOTAL DECREASE IN NET ASSETS	(29,649,117)	(321,265,450)

NET ASSETS:
Beginning of year	550,024,239	871,289,689
End of year	$520,375,122	$550,024,239

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	412,697	561,691
Shares sold – Institutional Class	624,642	539,370
Shares issued to holders as reinvestment
of dividends – Investor Class	1,920,697	1,761,437
Shares issued to holders as reinvestment
of dividends – Institutional Class	247,846	245,860
Shares redeemed – Investor Class	(4,884,070)	(8,021,029)
Shares redeemed – Institutional Class	(1,215,733)	(1,643,216)
Net decrease in shares outstanding	(2,893,921)	(6,555,887)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$24.08	$29.64	$28.68	$30.35	$28.57

0.52 (1)	0.58 (1)	0.56 (1)	0.65	0.70
4.00	(4.14)	3.50	(1.52)	2.20
4.52	(3.56)	4.06	(0.87)	2.90

(0.57)	(0.56)	(0.62)	(0.64)	(0.72)
(1.94)	(1.44)	(2.48)	(0.16)	(0.40)
(2.51)	(2.00)	(3.10)	(0.80)	(1.12)
$26.09	$24.08	$29.64	$28.68	$30.35

19.91%	-12.49%	15.28%	-2.86%	10.39%

$457.31	$483.56	$764.10	$825.18	$1,306.70
1.00%	1.02%	1.00%	1.01%	1.01%
2.06%	2.24%	1.98%	2.18%	2.34%
15%	16%	12%	14%	18%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(6)

(1)	Institutional Class shares commenced operations on March 1, 2017.
(2)	Calculated using the average shares outstanding method.
(3)	Actual return from inception date of March 1, 2017, to the year end of October 31, 2017.
(4)	Not annualized.
(5)	Annualized.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,				Period Ended
				October 31,
2021	2020	2019	2018	2017(1)

$24.01	$29.56	$28.65	$30.32	$29.68

0.59 (2)	0.66 (2)	0.64 (2)	0.71	0.62
3.99	(4.13)	3.50	(1.47)	0.72
4.58	(3.47)	4.14	(0.76)	1.34

(0.65)	(0.64)	(0.73)	(0.75)	(0.70)
(1.93)	(1.44)	(2.50)	(0.16)	—
(2.58)	(2.08)	(3.23)	(0.91)	(0.70)
$26.01	$24.01	$29.56	$28.65	$30.32

20.29%	-12.22%	15.63%	-2.51%	4.56	%(3)(4)

$63.06	$66.46	$107.18	$107.75	$84.62
0.69%	0.70%	0.69%	0.65%	0.64	%(5)
2.35%	2.57%	2.25%	2.47%	1.23	%(5)
15%	16%	12%	14%	18	%(4)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy Gas Utility Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is income and capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2021 are as follows:

Total
Distributable
Earnings	Capital Stock
$(7,891,773)	$7,891,773

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will

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19

have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid

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NOTES TO THE FINANCIAL STATEMENTS

and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $80,312,904 and $193,860,417, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.40%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to

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22

NOTES TO THE FINANCIAL STATEMENTS

0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into an Administrative Services Agreement among the Fund, the Advisor, and the American Gas Association (“AGA”), pursuant to which the AGA provides administrative services to the Fund, including overseeing the calculation of the AGA Stock Index. ScottMadden, Inc. performs the actual computations required to produce the AGA Stock Index and receives a fee for such calculations pursuant to a contractual arrangement with AGA. AGA does not furnish other securities advice to the Fund or the Advisor or make recommendations regarding the purchase or sale of securities by the Fund. Under the terms of the Administrative Services Agreement, which has been approved by the Board, AGA provides the Fund with current information regarding the common stock composition of the AGA Stock Index at least monthly. In addition, on request, AGA provides the Fund and the Advisor with information on the natural gas industry. The Fund pays AGA a fee at an annual rate of 0.04% of the average daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies, acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

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The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $132,852 and 3.25%, respectively. The interest expensed by the Fund during fiscal year 2021 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2021 was $2,833,000. As of October 31, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$304,865,782
Gross tax unrealized appreciation	$256,658,348
Gross tax unrealized depreciation	(41,200,626)
Net tax unrealized appreciation/(depreciation)	$215,457,722
Undistributed ordinary income	$—
Undistributed long-term capital gains	42,364,536
Total distributable earnings	$42,364,536
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$257,822,258

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

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NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2021 and 2020, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
Ordinary income(1)	$12,094,090	$14,868,613
Long-term capital gains	43,040,749	41,637,087
Total distributions	$55,134,839	$56,505,700

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2021, capital gains were declared and paid to shareholders of record on December 6, 2021, as follows:

Long-term
Investor Class	$2.15667
Institutional Class	$2.15128

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Gas Utility Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Gas Utility Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

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26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$1,008.30	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

Institutional Class
Actual	$1,000.00	$1,009.50	$3.39
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41

(1)
Expenses are equal to the Fund’s annualized expense ratio of 0.99% for Investor Class shares or 0.67% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

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32

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

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PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY JAPAN FUND

Investor Class  HJPNX
Institutional Class  HJPIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	33
Liquidity Risk Management Program	33
Privacy Policy	34

HENNESSY FUNDS	1-800-966-4354

November 2021

Dear Hennessy Funds Shareholder:

The Japanese stock market gained 18.62% as measured by the Tokyo Stock Price Index (TOPIX) over the 12-month period ended October 31, 2021 (in U.S. dollar terms).

While progress in vaccine administration and the broader global economic recovery supported the Japanese stock market throughout the period, concerns about rising interest rates in line with global inflation and waves of COVID-19 infections weighed down the market. Overall, small-cap and mid-cap stocks underperformed large-cap stocks, with large-cap stocks continuing to drive market performance partly due to the slower recovery of domestic demand in Japan compared to other countries.

Inflation has been a buzzword since the start of 2021. In our April 2021 shareholder letter, we commented that it was hard to imagine inflation taking hold in our domestic economy at that point in time. However, over the past several months, various supply issues have been compounding like never before, including supply chain disruptions, semiconductor shortages, energy and commodity price increases, labor inflation triggered by worker shortages, sharply increased employee safety costs to protect against COVID-19, and wage pressure due to workers’ strikes. Of these factors, wage pressure is a particularly concerning trend. If history is any guide, once inflation starts to accelerate, real wages erode, giving rise to worker protests in the hope of higher pay. These costs, in turn, get passed on to the prices of final products and services, further curbing real wage growth. Workers are left dissatisfied and demand additional pay increases, continuing the vicious cycle.

We also believe that the ongoing trend towards Environmental, Social, and Governance investing along with various environmental protection initiatives on a global scale adds to long-term inflationary pressure, as these activities inevitably increase the costs of doing business. At the same time as companies are becoming increasingly concerned about the environment and human rights, supply constraints are occurring, raising material prices and electricity and gas prices. Consequently, even as prices rise, market mechanisms struggle to encourage suppliers to increase their capacity, which could mean that the supply shortage may persist for some time.

While we do not make investment decisions based solely on economic forecasts, price trends significantly impact corporate fundamentals. As a result, we remain mindful of long-term inflation scenarios when conducting our research. For example, we look to invest in companies that we believe are capable of adequately coping with changing conditions and to avoid investing in companies where we believe a sharp rise in prices might lead to significant deterioration in business performance. Specifically, we focus on whether a company has a high profit margin, whether a rise in procurement prices will immediately lead to a loss, and whether the company can pass on a rise in procurement prices to sales prices through its strength in price negotiations.

With the vaccination progress so far, the number of people testing positive for COVID-19 has plummeted, leading to the lifting of the state of emergency and fueling expectations for future economic recovery in Japan. The end of the Japanese House of Representatives election, which previously was a source of uncertainty, and the Liberal Democratic Party (LDP) maintaining a stable majority have brought a sense of stability back to the stock market. We believe that the market will continue to perform well

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LETTER TO SHAREHOLDERS

through the end of calendar year 2021. On the one hand, risks include concerns about a failing Chinese economy, the continued rise in oil and other commodity prices, and rising overseas interest rates. On the other hand, the high savings rate over the past two years suggests that there is much room for recovery, especially in domestic consumption. We remain optimistic about the long-term prospects for Japan and its stock market.

Thank you for your continued confidence and investment in the Hennessy Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. The index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Ten
	Year	Years	Years
Hennessy Japan Fund –
Investor Class (HJPNX)	11.66%	11.47%	13.10%
Hennessy Japan Fund –
Institutional Class (HJPIX)	12.11%	11.93%	13.47%
Russell/Nomura Total MarketTM Index	19.16%	8.43%	8.57%
Tokyo Stock Price Index (TOPIX)	18.62%	8.18%	8.32%

Expense ratios: 1.43% (Investor Class); 1.04% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Total Market™ Index contains the top 98% of all stocks listed on Japan’s stock exchanges and registered on Japan’s over-the-counter market based on market capitalization. The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

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4

PERFORMANCE OVERVIEW

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Masakazu Takeda, CFA and CMA*, and Yu Shimizu, CMA*
SPARX Asset Management Co., Ltd. (sub-advisor)

Performance:

For the one-year period ended October 31, 2021, the Investor Class of the Hennessy Japan Fund returned 11.66%, underperforming both the Russell/Nomura Total Market™ Index (the Fund’s primary benchmark) and the Tokyo Stock Price Index (TOPIX), which returned 19.16% and 18.62%, respectively, for the same period in U.S. dollar terms.

Among positive contributors to the Fund’s performance during the period were (i) Recruit Holdings Co., Ltd., Japan’s unique print and online media giant specializing in classified ads and providing human resources services, (ii) Sony Group Corporation, a diversified consumer and professional electronics, gaming, entertainment, and financial services conglomerate, and (iii) Keyence Corporation, the supplier of factory-automation-related sensors. Recruit was hit hard amid the COVID-19 pandemic, as most of its businesses are economically sensitive, but the company saw a dramatic rebound on the back of a strong labor market. Sony, which makes PlayStation game consoles, has suffered from a chip shortage because of the supply chain effects of the pandemic, but other business lines such as games, movies, and streaming music were beneficiaries. Keyence experienced a boom in business thanks to strong demand for factory automation sensors worldwide.

The main detractors from the Fund’s performance included Anicom Holdings, Inc., Japan’s leading pet insurance company, Kao Corporation, Japan’s largest manufacturer of home care and personal care goods, and SoftBank Group Corporation, the telecom, internet, and investment conglomerate. Anicom’s shares declined due to profit taking, as the company’s business was among the beneficiaries of the pandemic. Kao suffered from a decline in business due to the pandemic as well as fiercer competition from Asian rivals. SoftBank Group marginally detracted from Fund performance due to excessive volatility in its investment portfolio and headline risks related to the company.

The Fund continues to hold all the companies mentioned.

Portfolio Strategy:

The Fund seeks long-term capital appreciation by investing in equity securities of Japanese companies regardless of market capitalization. We screen for companies that we believe have strong businesses and management and are trading at an attractive price. Through in-depth and rigorous analysis and on-site research, we identify stocks with a potential “value gap.” The portfolio is limited to our best ideas and maintains a concentrated number of holdings.

Investment Commentary:

Our portfolio approach is to construct a concentrated portfolio of what we believe are great global companies based in Japan, and we hold these companies for the long term to capture the potential capital compounding effect. Seeking out great companies means looking not just for businesses with sustainably high returns on invested capital, but also for those that can grow consistently regardless of macroeconomic conditions. We think of such businesses as “safe and sound.” In our portfolio, you will find consumer stocks that

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we consider defensive, economically-sensitive but high-quality industrials, and recession-resistant healthcare and internet stocks, as well as companies with diversified business portfolios. We aim to blend these types of businesses to pursue our goal of a portfolio that we believe can perform better than average in both strong and weak markets. This strategy serves as our first line of defense against downside risk to the Fund’s performance in both absolute and relative terms.

Despite our selective stock selection, our portfolio can be impacted by unexpected macroeconomic events. For example, a health crisis like the COVID-19 pandemic hits not just economically-sensitive companies but also more defensive consumer businesses because consumers curtail their spending even for small-ticket essentials. When this happens, we turn to another line of defense to attempt to limit the downside risk of the portfolio: the ability of our portfolio companies to overcome external headwinds. Our experience managing portfolios during prior economic challenges is helpful to us in managing through the current environment. Revisiting how businesses fared during and after the 2008 financial crisis, the Asian Currency Crisis of the late 1990s, or the 2001 dot-com bubble crash are very helpful exercises because they gives us insight into how businesses will likely perform in the future when another crisis emerges. Through this, we find comfort in maintaining the existing holdings even when the stock price is under pressure for a prolonged period.

______________

*  Chartered Member of the Security Analysts Association of Japan

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in the stocks of companies operating in Japan; single-country funds may be subject to a higher degree of risk. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY JAPAN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Recruit Holdings Co., Ltd.	7.29%
Sony Group Corp.	7.06%
Keyence Corp.	6.27%
MISUMI Group, Inc.	5.51%
Terumo Corp.	5.31%
Daikin Industries, Ltd.	5.13%
Mercari, Inc.	5.05%
Nidec Corp.	5.04%
Shimano, Inc.	4.90%
Hitachi Ltd.	4.67%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 96.63%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 7.10%
SoftBank Group Corp.	630,600	$34,139,047	4.20%
Z Holdings Corp.	3,801,600	23,600,413	2.90%
		57,739,460	7.10%

Consumer Discretionary – 24.60%
Asics Corp.	426,100	10,619,022	1.31%
Fast Retailing Co., Ltd.	41,700	27,681,199	3.40%
Mercari, Inc. (a)	759,400	41,090,697	5.05%
Nitori Holdings Co., Ltd.	127,600	23,441,461	2.88%
Shimano, Inc.	142,900	39,871,046	4.90%
Sony Group Corp.	496,100	57,446,583	7.06%
		200,150,008	24.60%

Consumer Staples – 10.41%
Ariake Japan Co., Ltd.	166,400	10,833,968	1.33%
Kao Corp.	338,500	19,148,291	2.35%
Rohto Pharmaceutical Co., Ltd.	906,400	27,693,871	3.41%
Unicharm Corp.	666,800	26,967,269	3.32%
		84,643,399	10.41%

Financials – 1.41%
Anicom Holdings, Inc.	1,471,500	11,472,556	1.41%

Health Care – 8.00%
Asahi Intecc Co., Ltd.	139,600	3,679,767	0.45%
Olympus Corp.	715,500	15,499,909	1.91%
PeptiDream, Inc. (a)	110,500	2,671,028	0.33%
Terumo Corp.	979,600	43,215,846	5.31%
		65,066,550	8.00%

Industrials – 35.98%
Daikin Industries, Ltd.	190,700	41,766,129	5.13%
Hitachi Ltd.	659,100	37,980,349	4.67%
Kubota Corp.	1,416,200	30,169,328	3.71%
MISUMI Group, Inc.	1,072,000	44,835,074	5.51%
Mitsubishi Corp.	1,184,900	37,677,421	4.63%
Nidec Corp.	370,400	41,024,700	5.04%
Recruit Holdings Co., Ltd.	891,300	59,288,401	7.29%
		292,741,402	35.98%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 9.13%
Keyence Corp.	84,500	$51,005,450	6.27%
Murata Manufacturing Co., Ltd.	314,100	23,299,494	2.86%
		74,304,944	9.13%

Total Common Stocks
(Cost $476,831,050)		786,118,319	96.63%

SHORT-TERM INVESTMENTS – 2.97%

Money Market Funds – 2.97%
First American Government Obligations Fund,
Institutional Class, 0.03% (b)	24,197,282	24,197,282	2.97%

Total Short-Term Investments
(Cost $24,197,282)		24,197,282	2.97%

Total Investments
(Cost $501,028,332) – 99.60%		810,315,601	99.60%
Other Assets in Excess of Liabilities – 0.40%		3,268,911	0.40%

TOTAL NET ASSETS – 100.00%		$813,584,512	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2021.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$57,739,460	$—	$57,739,460
Consumer Discretionary	—	200,150,008	—	200,150,008
Consumer Staples	—	84,643,399	—	84,643,399
Financials	—	11,472,556	—	11,472,556
Health Care	—	65,066,550	—	65,066,550
Industrials	—	292,741,402	—	292,741,402
Information Technology	—	74,304,944	—	74,304,944
Total Common Stocks	$—	$786,118,319	$—	$786,118,319
Short-Term Investments
Money Market Funds	$24,197,282	$—	$—	$24,197,282
Total Short-Term Investments	$24,197,282	$—	$—	$24,197,282
Total Investments	$24,197,282	$786,118,319	$—	$810,315,601

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in securities, at value (cost $501,028,332)	$810,315,601
Dividends and interest receivable	2,757,358
Receivable for fund shares sold	641,728
Receivable for securities sold	1,012,500
Prepaid expenses and other assets	62,636
Total assets	814,789,823

LIABILITIES:
Payable for fund shares redeemed	257,996
Payable to advisor	554,490
Payable to administrator	232,121
Payable to auditor	22,551
Accrued distribution fees	9,809
Accrued service fees	7,541
Accrued trustees fees	6,604
Accrued expenses and other payables	114,199
Total liabilities	1,205,311
NET ASSETS	$813,584,512

NET ASSETS CONSISTS OF:
Capital stock	$513,189,734
Total distributable earnings	300,394,778
Total net assets	$813,584,512

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$86,112,733
Shares issued and outstanding	1,802,401
Net asset value, offering price, and redemption price per share	$47.78

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$727,471,779
Shares issued and outstanding	14,683,687
Net asset value, offering price, and redemption price per share	$49.54

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Dividend income(1)	$8,188,142
Interest income	5,760
Total investment income	8,193,902

EXPENSES:
Investment advisory fees (See Note 5)	6,809,086
Sub-transfer agent expenses – Investor Class (See Note 5)	319,334
Sub-transfer agent expenses – Institutional Class (See Note 5)	629,689
Administration, accounting, custody, and transfer agent fees (See Note 5)	942,421
Distribution fees – Investor Class (See Note 5)	205,713
Service fees – Investor Class (See Note 5)	137,142
Federal and state registration fees	86,523
Reports to shareholders	37,344
Compliance expense (See Note 5)	27,448
Trustees’ fees and expenses	24,198
Audit fees	22,551
Legal fees	15,809
Interest expense (See Note 7)	9,048
Other expenses	76,793
Total expenses	9,343,099
NET INVESTMENT LOSS	$(1,149,197)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$19,086,546
Net change in unrealized appreciation/depreciation on investments	68,905,761
Net gain on investments	87,992,307
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$86,843,110

(1)	Net of foreign taxes withheld of $909,789.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment loss	$(1,149,197)	$(48,348)
Net realized gain (loss) on investments	19,086,546	(26,459,008)
Net change in unrealized
appreciation/depreciation on investments	68,905,761	106,104,850
Net increase in net assets resulting from operations	86,843,110	79,597,494

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	—	(117,483)
Distributable earnings – Institutional Class	(48,044)	(3,035,473)
Total distributions	(48,044)	(3,152,956)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	61,092,843	83,467,464
Proceeds from shares subscribed – Institutional Class	227,381,324	203,244,073
Dividends reinvested – Investor Class	—	113,374
Dividends reinvested – Institutional Class	47,024	2,957,410
Cost of shares redeemed – Investor Class	(129,927,285)	(37,788,252)
Cost of shares redeemed – Institutional Class	(182,214,241)	(276,664,005)
Net decrease in net assets derived
from capital share transactions	(23,620,335)	(24,669,936)
TOTAL INCREASE IN NET ASSETS	63,174,731	51,774,602

NET ASSETS:
Beginning of year	750,409,781	698,635,179
End of year	$813,584,512	$750,409,781

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,302,489	2,016,527
Shares sold – Institutional Class	4,688,665	5,338,605
Shares issued to holders as reinvestment
of dividends – Investor Class	—	2,962
Shares issued to holders as reinvestment
of dividends – Institutional Class	944	75,037
Shares redeemed – Investor Class	(2,825,915)	(1,040,377)
Shares redeemed – Institutional Class	(3,765,795)	(7,587,792)
Net decrease in shares outstanding	(599,612)	(1,195,038)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021		2020		2019	2018		2017

$42.79		$37.17		$33.63	$32.75		$27.81

(0.23	)(1)	(0.14	)(1)	0.05 (1)	(0.00	)(2)	(0.03)
5.22		5.81		3.50	0.89		4.97
4.99		5.67		3.55	0.89		4.94

—		(0.02)		(0.01)	(0.01)		—
—		(0.03)		—	—		—
—		(0.05)		(0.01)	(0.01)		—
$47.78		$42.79		$37.17	$33.63		$32.75

11.66%		15.27%		10.60%	2.70%		17.76%

$86.11		$142.30		$87.22	$103.33		$84.44
1.43%		1.43%		1.43%	1.43%		1.46%
(0.49)%		(0.37)%		0.14%	(0.02)%		(0.15)%
16%		23%		9%	1%		0%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021		2020	2019	2018	2017

$44.19		$38.37	$34.67	$33.64	$28.45

(0.03	)(1)	0.02 (1)	0.21 (1)	0.15	0.03
5.38		5.99	3.60	0.91	5.16
5.35		6.01	3.81	1.06	5.19

(0.00	)(2)	(0.16)	(0.11)	(0.03)	—
—		(0.03)	—	—	—
(0.00	)(2)	(0.19)	(0.11)	(0.03)	—
$49.54		$44.19	$38.37	$34.67	$33.64

12.11%		15.72%	11.02%	3.14%	18.24%

$727.47		$608.11	$611.41	$399.76	$177.42
1.04%		1.04%	1.03%	1.01%	1.05%
(0.07)%		0.04%	0.59%	0.49%	0.30%
16%		23%	9%	1%	0%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy Japan Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund, but employs a relatively concentrated investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. As of October 31, 2021, no such reclassifications were required for fiscal year 2021.

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency

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fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

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NOTES TO THE FINANCIAL STATEMENTS

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

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Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund invests in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $127,767,752 and $163,746,213, respectively.

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NOTES TO THE FINANCIAL STATEMENTS

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2021, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.37% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the

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Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies, acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $274,575 and 3.25%, respectively. The interest expensed by the Fund during fiscal year 2021 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2021 was $23,213,000. As of October 31, 2021, the Fund did not have any borrowings outstanding under the line of credit.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$514,098,328
Gross tax unrealized appreciation	$319,634,787
Gross tax unrealized depreciation	(23,480,253)
Net tax unrealized appreciation/(depreciation)	$296,154,534
Undistributed ordinary income	$11,762,697
Undistributed long-term capital gains	—
Total distributable earnings	$11,762,697
Other accumulated gain/(loss)	$(7,522,453)
Total accumulated gain/(loss)	$300,394,778

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and investments in passive foreign investment companies.

As of October 31, 2021, the Fund had $7,522,453 in unlimited short-term capital loss carryforwards. During fiscal year 2021, the capital losses utilized by the Fund were $18,252,798.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2021 and 2020, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
Ordinary income(1)	$48,044	$2,630,335
Long-term capital gains	—	522,621
Total distributions	$48,044	$3,152,956

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Japan Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Japan Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

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26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

HENNESSY FUNDS	1-800-966-4354
27

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

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28

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$1,061.30	$7.48
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32

Institutional Class
Actual	$1,000.00	$1,063.50	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.44% for Investor Class shares or 1.04% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 69.62%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2021, the Fund earned foreign-source income and paid foreign taxes as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Japan	$9,097,931	$909,789

Important Notice Regarding Delivery of
Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

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32

PROXY VOTING — LIQUIDITY RISK MANAGEMENT PROGRAM

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

HENNESSY FUNDS	1-800-966-4354
33

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties,

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34

LIQUIDITY RISK MANAGEMENT PROGRAM — PRIVACY POLICY

we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY JAPAN SMALL CAP FUND

Investor Class  HJPSX
Institutional Class  HJSIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	35
Liquidity Risk Management Program	35
Privacy Policy	36

HENNESSY FUNDS	1-800-966-4354

November 2021

Dear Hennessy Funds Shareholder:

The Japanese stock market gained 18.62% as measured by the Tokyo Stock Price Index (TOPIX) over the 12-month period ended October 31, 2021 (in U.S. dollar terms).

While progress in vaccine administration and the broader global economic recovery supported the Japanese stock market throughout the period, concerns about rising interest rates in line with global inflation and waves of COVID-19 infections weighed down the market. Overall, small-cap and mid-cap stocks underperformed large-cap stocks, with large-cap stocks continuing to drive market performance partly due to the slower recovery of domestic demand in Japan compared to other countries.

Inflation has been a buzzword since the start of 2021. In our April 2021 shareholder letter, we commented that it was hard to imagine inflation taking hold in our domestic economy at that point in time. However, over the past several months, various supply issues have been compounding like never before, including supply chain disruptions, semiconductor shortages, energy and commodity price increases, labor inflation triggered by worker shortages, sharply increased employee safety costs to protect against COVID-19, and wage pressure due to workers’ strikes. Of these factors, wage pressure is a particularly concerning trend. If history is any guide, once inflation starts to accelerate, real wages erode, giving rise to worker protests in the hope of higher pay. These costs, in turn, get passed on to the prices of final products and services, further curbing real wage growth. Workers are left dissatisfied and demand additional pay increases, continuing the vicious cycle.

We also believe that the ongoing trend towards Environmental, Social, and Governance investing along with various environmental protection initiatives on a global scale adds to long-term inflationary pressure, as these activities inevitably increase the costs of doing business. At the same time as companies are becoming increasingly concerned about the environment and human rights, supply constraints are occurring, raising material prices and electricity and gas prices. Consequently, even as prices rise, market mechanisms struggle to encourage suppliers to increase their capacity, which could mean that the supply shortage may persist for some time.

While we do not make investment decisions based solely on economic forecasts, price trends significantly impact corporate fundamentals. As a result, we remain mindful of long-term inflation scenarios when conducting our research. For example, we look to invest in companies that we believe are capable of adequately coping with changing conditions and to avoid investing in companies where we believe a sharp rise in prices might lead to significant deterioration in business performance. Specifically, we focus on whether a company has a high profit margin, whether a rise in procurement prices will immediately lead to a loss, and whether the company can pass on a rise in procurement prices to sales prices through its strength in price negotiations.

With the vaccination progress so far, the number of people testing positive for COVID-19 has plummeted, leading to the lifting of the state of emergency and fueling expectations for future economic recovery in Japan. The end of the Japanese House of Representatives election, which previously was a source of uncertainty, and the Liberal Democratic Party (LDP) maintaining a stable majority have brought a sense of stability back to the stock market. We believe that the market will continue to perform well

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LETTER TO SHAREHOLDERS

through the end of calendar year 2021. On the one hand, risks include concerns about a failing Chinese economy, the continued rise in oil and other commodity prices, and rising overseas interest rates. On the other hand, the high savings rate over the past two years suggests that there is much room for recovery, especially in domestic consumption. We remain optimistic about the long-term prospects for Japan and its stock market.

Thank you for your continued confidence and investment in the Hennessy Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. The index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Ten
	Year	Years	Years
Hennessy Japan Small Cap Fund –
Investor Class (HJPSX)	15.46%	11.89%	13.64%
Hennessy Japan Small Cap Fund –
Institutional Class (HJSIX)(1)	15.90%	12.32%	13.90%
Russell/Nomura Small CapTM Index	11.80%	6.37%	8.69%
Tokyo Stock Price Index (TOPIX)	18.62%	8.18%	8.32%

Expense ratios: 1.55% (Investor Class); 1.13% (Institutional Class)

(1)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Small Cap™ Index contains the bottom 15% of the Russell/Nomura Total Market™ Index based on market capitalization. The Tokyo Stock Price Index (TOPIX) is a capitalization- weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any

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4

PERFORMANCE OVERVIEW

Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Tadahiro Fujimura, CFA and CMA*, and Takenari Okumura, CMA*
SPARX Asset Management Co., Ltd. (sub-advisor)

Performance:

For the one-year period ended October 31, 2021, the Investor Class of the Hennessy Japan Small Cap Fund returned 15.46%, outperforming the Russell/Nomura Small Cap™ Index (the Fund’s primary benchmark), which returned 11.80%, but underperforming the Tokyo Stock Price Index (TOPIX), which returned 18.62%, for the same period in U.S. dollar terms.

While progress in vaccine administration and economic recovery supported the Japanese stock market throughout the one-year period ended October 31, 2021, concerns about rising interest rates in line with global inflation and waves of COVID-19 infections also weighed down the overall market. The market rallied in September based on the expectation of favorable governmental policy following Prime Minister Suga’s resignation. Small-cap and mid-cap stocks underperformed large-cap stocks, as large-cap stocks continued to be dragged down due to slower recovery of domestic demand in Japan compared to other countries.

In terms of individual stocks, the share price of Benefit One, Inc., an employee benefits outsourcing contractor, rose due to additional revenue from vaccinations and other services, driving robust performance and increased growth expectations from new services. Automotive parts manufacturer Musashi Seimitsu Industry Co., Ltd. saw its share price rise due to expectations for future growth in the electric vehicle parts business. Additionally, recycler and biomass power plant operator Takeei Corporation (predecessor in interest to TRE Holdings Corp.) also saw its share price rise based on market expectations of synergistic effects from the firm’s merger with a competitor.

One of the stocks that detracted most from Fund performance was personal computer and smartphone accessory seller Elecom Co., Ltd. The company’s share price dropped due to concerns about its ability to build on the significant growth it experienced under last year’s telecommuting boom. Internet-based life insurance provider Lifenet Insurance Company also saw its share price decline in response to profit taking following significant gains due to robust internet sales amid the COVID-19 pandemic. Housing loan service provider Aruhi Corporation performed poorly in reaction to slowing growth expectations.

The Fund continues to hold all the companies mentioned.

Portfolio Strategy and Investment Commentary:

Concerns about rising interest rates, which had been on an uptick, have calmed as tapering efforts have come into play. Inflationary pressures hitting a peak has also had a positive impact on the market. Nevertheless, the slow economic recovery from COVID-19 in China and the United States has added new fuel to stoke market fears. Meanwhile, domestic demand in Japan is on track to recover after suffering from new waves of COVID-19 infections and delays in construction due to hosting the Olympics. However, Japan’s room

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for recovery appears higher than that of other countries. Under these circumstances, the Japanese stock market could very well undergo a partial correction toward the end of the calendar year, triggered by the establishment of a new administration, and due to sentiments that the market is undervalued and offers more stability compared to other countries. We believe that many small-cap and mid-cap domestic-demand stocks and cyclicals are undervalued and have plenty of room for share price increases.

_______________

*  Chartered Member of the Security Analysts Association of Japan

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in the stocks of companies operating in Japan; single-country funds may be subject to a higher degree of risk. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY JAPAN SMALL CAP FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
TRE Holdings Corp.	2.58%
Benefit One, Inc.	2.27%
SBS Holdings, Inc.	2.14%
Nippon Koei Co., Ltd.	2.11%
MIRAIT Holdings Corp.	2.09%
Saizeriya Co., Ltd.	2.08%
Digital Garage, Inc.	2.06%
Nishimoto Co., Ltd.	2.05%
Iwatani Corp.	2.00%
Hito Communications Holdings, Inc.	1.99%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 93.45%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 1.46%
Septeni Holdings Co., Ltd.	390,200	$1,646,823	1.46%

Consumer Discretionary – 11.03%
Benesse Holdings, Inc.	70,000	1,601,473	1.42%
Matsuoka Corp.	57,900	695,296	0.62%
Musashi Seimitsu Industry Co., Ltd.	112,700	2,121,139	1.88%
NGK Spark Plug Co., Ltd.	98,500	1,573,538	1.40%
Nojima Corp.	52,300	1,146,993	1.02%
Sac’s Bar Holdings, Inc.	165,700	801,805	0.71%
Saizeriya Co., Ltd.	87,000	2,348,444	2.08%
Seiren Co., Ltd.	106,400	2,147,396	1.90%
		12,436,084	11.03%

Consumer Staples – 4.16%
Cosmos Pharmaceutical Corp.	10,200	1,558,735	1.38%
Nishimoto Co., Ltd.	61,700	2,304,415	2.05%
Yoshimura Food Holdings KK (a)	118,900	822,530	0.73%
		4,685,680	4.16%

Energy – 2.00%
Iwatani Corp.	38,100	2,250,393	2.00%

Financials – 4.09%
AEON Financial Service Co., Ltd.	110,500	1,403,917	1.25%
Aruhi Corp.	60,600	702,575	0.62%
Lifenet Insurance Co. (a)	82,200	818,845	0.73%
Musashino Bank Ltd.	107,000	1,680,733	1.49%
		4,606,070	4.09%

Health Care – 3.89%
Nihon Kohden Corp.	69,700	2,217,803	1.97%
Ship Healthcare Holdings, Inc.	82,500	2,166,975	1.92%
		4,384,778	3.89%

Industrials – 36.02%
Benefit One, Inc.	50,800	2,563,702	2.27%
Creek & River Co., Ltd.	117,100	2,022,318	1.79%
Daihen Corp.	40,900	1,707,224	1.52%
Fugi Corp.	70,700	1,649,153	1.46%
Glory Ltd.	52,400	1,127,924	1.00%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Hanwa Co., Ltd.	74,200	$2,228,860	1.98%
Hito Communications Holdings, Inc.	116,000	2,241,773	1.99%
Kawada Technologies, Inc.	15,000	518,623	0.46%
Kito Corp.	131,700	1,824,979	1.62%
METAWATER Co., Ltd.	1,100	18,613	0.02%
MIRAIT Holdings Corp.	122,700	2,359,856	2.09%
Mitsubishi Logisnext Co., Ltd.	200,900	1,847,539	1.64%
Nichiha Corp.	52,700	1,514,954	1.34%
Nihon Flush Co., Ltd.	59,900	568,398	0.50%
Nippon Koei Co., Ltd.	78,200	2,375,077	2.11%
Sato Holdings Corp.	96,600	2,226,601	1.98%
SBS Holdings, Inc.	67,900	2,415,773	2.14%
Senko Group Holdings Co., Ltd.	211,200	1,878,547	1.67%
Tadano Ltd.	100,000	1,092,007	0.97%
Tanseisha Co., Ltd.	203,900	1,672,087	1.48%
Tocalo Co., Ltd.	150,700	1,848,011	1.64%
TRE Holdings Corp. (a)	184,900	2,907,136	2.58%
Tsubakimoto Chain Co.	32,400	957,334	0.85%
Ushio, Inc.	58,000	1,037,643	0.92%
		40,604,132	36.02%

Information Technology – 18.86%
Bell System24 Holdings, Inc.	94,000	1,207,669	1.07%
Digital Garage, Inc.	49,600	2,317,015	2.06%
Elecom Co., Ltd.	108,900	1,665,689	1.48%
Macnica Fuji Electronics Holdings, Inc.	77,200	1,814,947	1.61%
Mimaki Engineering Co., Ltd.	271,500	2,220,428	1.97%
Nihon Unisys Ltd.	70,800	1,989,252	1.76%
Nippon Signal Company, Ltd.	155,000	1,340,355	1.19%
Poletowin Pitcrew Holdings, Inc.	140,300	1,265,044	1.12%
SIIX Corp.	128,500	1,423,516	1.26%
Towa Corp.	82,800	1,803,397	1.60%
Transcosmos, Inc.	71,100	2,143,816	1.90%
Yamaichi Electronics Co., Ltd.	135,000	2,072,641	1.84%
		21,263,769	18.86%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 7.89%
Asia Pile Holdings Corp.	400,700	$1,630,524	1.44%
Kyoei Steel Ltd.	133,200	1,643,545	1.46%
Rengo Co., Ltd.	224,100	1,699,379	1.51%
Sanyo Chemical Industries Ltd.	45,000	2,228,164	1.98%
Tokyo Ohka Kogyo Co., Ltd.	26,700	1,697,437	1.50%
		8,899,049	7.89%

Real Estate – 2.88%
Star Mica Holdings Co., Ltd.	144,100	1,907,299	1.69%
Tosei Corp.	138,700	1,333,294	1.19%
		3,240,593	2.88%

Utilities – 1.17%
EF-ON, Inc.	179,900	1,316,670	1.17%

Total Common Stocks
(Cost $87,615,398)		105,334,041	93.45%

SHORT-TERM INVESTMENTS – 9.29%

Money Market Funds – 9.29%
First American Government Obligations Fund,
Institutional Class, 0.03% (b)	5,586,000	5,586,000	4.95%
First American Treasury Obligations Fund,
Institutional Class, 0.01% (b)	4,890,808	4,890,808	4.34%
		10,476,808	9.29%

Total Short-Term Investments
(Cost $10,476,808)		10,476,808	9.29%

Total Investments
(Cost $98,092,206) – 102.74%		115,810,849	102.74%
Liabilities in Excess of Other Assets – (2.74)%		(3,083,709)	(2.74)%

TOTAL NET ASSETS – 100.00%		$112,727,140	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2021.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$1,646,823	$—	$1,646,823
Consumer Discretionary	—	12,436,084	—	12,436,084
Consumer Staples	—	4,685,680	—	4,685,680
Energy	—	2,250,393	—	2,250,393
Financials	—	4,606,070	—	4,606,070
Health Care	—	4,384,778	—	4,384,778
Industrials	2,907,136	37,696,996	—	40,604,132
Information Technology	—	21,263,769	—	21,263,769
Materials	—	8,899,049	—	8,899,049
Real Estate	—	3,240,593	—	3,240,593
Utilities	—	1,316,670	—	1,316,670
Total Common Stocks	$2,907,136	$102,426,905	$—	$105,334,041
Short-Term Investments
Money Market Funds	$10,476,808	$—	$—	$10,476,808
Total Short-Term Investments	$10,476,808	$—	$—	$10,476,808
Total Investments	$13,383,944	$102,426,905	$—	$115,810,849

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in securities, at value (cost $98,092,206)	$115,810,849
Dividends and interest receivable	635,534
Receivable for fund shares sold	1,020,763
Receivable for securities sold	346,149
Prepaid expenses and other assets	2,005
Total assets	117,815,300

LIABILITIES:
Payable for securities purchased	4,884,542
Payable for fund shares redeemed	36,215
Payable to advisor	73,182
Payable to administrator	31,919
Payable to auditor	22,556
Accrued distribution fees	10,426
Accrued service fees	3,915
Accrued trustees fees	6,593
Accrued expenses and other payables	18,812
Total liabilities	5,088,160
NET ASSETS	$112,727,140

NET ASSETS CONSISTS OF:
Capital stock	$94,337,513
Total distributable earnings	18,389,627
Total net assets	$112,727,140

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$46,145,878
Shares issued and outstanding	2,547,196
Net asset value, offering price, and redemption price per share	$18.12

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$66,581,262
Shares issued and outstanding	3,710,895
Net asset value, offering price, and redemption price per share	$17.94

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Dividend income(1)	$1,707,157
Interest income	1,692
Total investment income	1,708,849

EXPENSES:
Investment advisory fees (See Note 5)	792,514
Sub-transfer agent expenses – Investor Class (See Note 5)	113,419
Sub-transfer agent expenses – Institutional Class (See Note 5)	39,512
Administration, accounting, custody, and transfer agent fees (See Note 5)	119,757
Distribution fees – Investor Class (See Note 5)	74,773
Service fees – Investor Class (See Note 5)	49,849
Federal and state registration fees	29,498
Compliance expense (See Note 5)	27,448
Audit fees	22,556
Trustees’ fees and expenses	19,012
Reports to shareholders	12,824
Legal fees	1,624
Other expenses	13,375
Total expenses	1,316,161
NET INVESTMENT INCOME	$392,688

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$1,288,362
Net change in unrealized appreciation/depreciation on investments	10,917,876
Net gain on investments	12,206,238
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,598,926

(1)	Net of foreign taxes withheld of $189,684.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment income	$392,688	$250,103
Net realized gain on investments	1,288,362	4,449,101
Net change in unrealized
appreciation/depreciation on investments	10,917,876	(6,227,200)
Net increase (decrease) in net
assets resulting from operations	12,598,926	(1,527,996)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(121,856)	(876,351)
Distributable earnings – Institutional Class	(260,753)	(1,083,137)
Total distributions	(382,609)	(1,959,488)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	10,823,523	10,928,761
Proceeds from shares subscribed – Institutional Class	45,926,109	17,157,226
Dividends reinvested – Investor Class	116,988	843,742
Dividends reinvested – Institutional Class	246,865	990,566
Cost of shares redeemed – Investor Class	(18,166,242)	(30,850,983)
Cost of shares redeemed – Institutional Class	(19,434,438)	(44,670,336)
Net increase (decrease) in net assets
derived from capital share transactions	19,512,805	(45,601,024)
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,729,122	(49,088,508)

NET ASSETS:
Beginning of year	80,998,018	130,086,526
End of year	$112,727,140	$80,998,018

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	607,997	740,416
Shares sold – Institutional Class	2,575,700	1,237,542
Shares issued to holders as reinvestment
of dividends – Investor Class	6,496	52,999
Shares issued to holders as reinvestment
of dividends – Institutional Class	13,885	63,013
Shares redeemed – Investor Class	(1,018,588)	(2,138,457)
Shares redeemed – Institutional Class	(1,098,633)	(3,253,564)
Net increase (decrease) in shares outstanding	1,086,857	(3,298,051)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$15.73	$15.43	$14.99	$14.92	$11.29

0.03 (1)	0.01 (1)	0.03 (1)	0.05	0.08
2.40	0.50	0.88	0.35	3.77
2.43	0.51	0.91	0.40	3.85

(0.04)	(0.21)	—	(0.05)	(0.12)
—	—	(0.47)	(0.28)	(0.10)
(0.04)	(0.21)	(0.47)	(0.33)	(0.22)
$18.12	$15.73	$15.43	$14.99	$14.92

15.46%	3.27%	6.30%	2.64%	34.82%

$46.15	$46.41	$66.30	$100.93	$69.86
1.53%	1.55%	1.52%	1.46%	1.60%
0.16%	0.09%	0.23%	0.21%	0.26%
24%	17%	21%	35%	41%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$15.58	$15.28	$14.83	$14.72	$11.33

0.11 (1)	0.07 (1)	0.09 (1)	0.11	0.05
2.37	0.50	0.86	0.36	3.78
2.48	0.57	0.95	0.47	3.83

(0.12)	(0.27)	(0.04)	(0.08)	(0.10)
—	—	(0.46)	(0.28)	(0.34)
(0.12)	(0.27)	(0.50)	(0.36)	(0.44)
$17.94	$15.58	$15.28	$14.83	$14.72

15.90%	3.69%	6.73%	3.12%	35.17%

$66.58	$34.58	$63.78	$98.42	$28.71
1.13%	1.13%	1.12%	1.04%	1.19%
0.63%	0.45%	0.61%	0.77%	0.80%
24%	17%	21%	35%	41%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy Japan Small Cap Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2021 are as follows:

Total
Distributable
Earnings	Capital Stock
$(32,865)	$32,865

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency

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fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

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NOTES TO THE FINANCIAL STATEMENTS

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

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Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund invests in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $35,461,189 and $21,652,979, respectively.

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NOTES TO THE FINANCIAL STATEMENTS

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2021, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.35% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the

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Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies, acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund did not have any borrowings outstanding under the line of credit.

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26

NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$98,174,058
Gross tax unrealized appreciation	$23,765,642
Gross tax unrealized depreciation	(6,151,489)
Net tax unrealized appreciation/(depreciation)	$17,614,153
Undistributed ordinary income	$327,681
Undistributed long-term capital gains	447,793
Total distributable earnings	$775,474
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$18,389,627

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2021, the capital losses utilized by the Fund were $871,567.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2021 and 2020, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
Ordinary income(1)	$382,609	$1,959,488
Long-term capital gains	—	—
Total distributions	$382,609	$1,959,488

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2021, capital gains were declared and paid to shareholders of record on December 6, 2021, as follows:

Long-term
Investor Class	0.07094
Institutional Class	0.07028

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Japan Small Cap Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Japan Small Cap Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$1,023.70	$7.75
Hypothetical (5% return before expenses)	$1,000.00	$1,017.54	$7.73

Institutional Class
Actual	$1,000.00	$1,025.70	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.52% for Investor Class shares or 1.12% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2021, the Fund earned foreign-source income and paid foreign taxes as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Japan	$1,896,845	$189,684

Important Notice Regarding Delivery of
Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

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PROXY VOTING — LIQUIDITY RISK MANAGEMENT PROGRAM

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

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3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.
We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties,

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LIQUIDITY RISK MANAGEMENT PROGRAM — PRIVACY POLICY

we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
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For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY LARGE CAP FINANCIAL FUND

Investor Class  HLFNX
Institutional Class  HILFX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2021

Dear Hennessy Funds Shareholder:

What a year this has been. While it doesn’t feel that we are out of the “pandemic” phase of the coronavirus crisis, we look forward to a day when we will eventually see fewer cases and potentially less severe variants. We feel extremely grateful to the many healthcare workers who have continued to work tirelessly during the recent surge. As we move through the next year, we hope that new U.S. cases will decline and that many other parts of the world will see improvements as well.

What a year this has been! As measured by the total return of the S&P 500® Index, as of October 31, 2021, the market was up 24.04% calendar year to date. This comes in the wake of a tumultuous 2020 in which the market plunged in the beginning of the pandemic and recovered dramatically to end the year up 18.40%. Interestingly, 18% appears to be a repeating number in the past dozen years. From the low point of the Financial Crisis (March 9, 2009) to the high point reached just prior to the COVID-19 pandemic (February 12, 2020), the S&P 500® Index was up 18.27% per year. We are well aware that past results are not predictive of the future, and we find ourselves naturally skeptical of such strong returns. But, as shown in the chart below, we find that the most common annual total returns of the market over the past 102 years range between 20% and 30% with the second most common being between 10% and 20%:

Source: Bloomberg L.P.

We will say it again, after showing a chart like the one above: Past results are not predictive of the future. Instead, we look at where we are right now – in the economy, in the market, in the business cycle – to reflect on where we have come from and where we may be going. U.S. GDP is strong and growing, interest rates remain low, and earnings growth and profitability remain robust. We believe stocks are trading at reasonable valuations when viewed as a whole, with the S&P 500® Index at 21.0x estimated earnings for 2022. Furthermore, we believe corporate balance sheets are healthy, with high levels of excess cash, which could support growth, increases in dividends, more share buybacks, and future acquisitions. Uncertainty and volatility can manifest at any time in the stock market, and the current market is no different. Investors have questions about inflation, worldwide supply chain issues, and what could drive the next boost in earnings. While these concerns are warranted, we continue to believe that overall the positives outweigh the negatives, and here at Hennessy we continue to see opportunity in the market and in our Funds.

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LETTER TO SHAREHOLDERS

What a (fiscal) year this has been!!! For our fiscal year ended October 31, 2021, the S&P 500® Index rose 42.91% on a total return basis, setting a new all-time high on the final day of the period. Except for a short 21-trading-day period that began on September 2 during which the market fell 5.13% only to rebound to new highs just 13 trading days later, the market has been on a continuous march higher. We saw a dramatic shift in market leadership as many of the sectors that underperformed during our last fiscal year soared in fiscal year 2021. Small-caps beat mid-caps, which in turn beat large-caps. The Energy and Financials sectors skyrocketed during the 12-month period, as reflected by the S&P 500® Energy Sector’s total return of 111.29% and the Russell 1000® Index Financials’ total return of 70.87%. Both of these sectors were among the worst performing in our fiscal year 2020, so a bounce back in our fiscal year 2021, while not a foregone conclusion, was a distinct possibility.

Overall, we are pleased with the performance of our mutual funds during the fiscal year. On an absolute basis, each of our 16 Funds achieved total returns greater than 10% and seven outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index and posted total returns of 45% or higher. Our four best-performing funds were concentrated in the Energy and Financials sectors. While some of our Funds certainly benefited from being in the “right” sector at the “right” time, we also believe this was a favorable period for our investment style of high-conviction investing and concentrated portfolio construction.

What will the coming year bring? As mentioned in our last shareholder letter (June 2021), we understand that even the greatest bull markets experience corrections along the way, and the last time the S&P 500® Index dropped over 10% was in February/March of 2020. Whether or not a correction occurs sooner or later, we believe the market as a whole has more room to run. We see many factors that could drive the market higher from here: strong GDP growth and increasing corporate earnings, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and strong corporate balance sheets with plenty of cash.

Thank you for your interest and for investing with us. We remain committed to managing our portfolios for long-term performance, ever mindful of downside risk. With so many investment options available to you, we are grateful for the trust you put in us and for your continued interest in our family of Funds. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russel 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Ten
	Year	Years	Years
Hennessy Large Cap Financial Fund –
Investor Class (HLFNX)	58.17%	18.71%	14.99%
Hennessy Large Cap Financial Fund –
Institutional Class (HILFX)(1)	58.78%	19.13%	15.26%
Russell 1000® Index Financials	70.87%	20.01%	17.51%
Russell 1000® Index	43.51%	19.16%	16.30%

Expense ratios: 1.75% (Investor Class); 1.45% (Institutional Class)

(1)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Large Cap Financial Fund.

The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of the securities classified in the Financials sector of the large- cap U.S. equity market. The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in

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4

PERFORMANCE OVERVIEW

the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan C. Kelley, CFA

Performance:

For the one-year period ended October 31, 2021, the Investor Class of the Hennessy Large Cap Financial Fund returned 58.17%, underperforming the Russell 1000® Index Financials (the Fund’s primary benchmark), which returned 70.87%, but outperforming the Russell 1000® Index, which returned 43.51%, for the same period.

In a year when large-cap banks drove the overall Financials sector significantly higher, the Fund’s underperformance relative to its primary benchmark predominantly stemmed from its overweight allocation to financial technology companies, specifically those in the software and services industry. Top positive contributors included Blackstone, Inc., Wells Fargo & Company, and The Goldman Sachs Group, Inc. Among the biggest detractors from Fund performance during the period were Paysafe, Ltd., Alibaba Group Holding Limited, and Ally Financial, Inc.

The Fund continues to hold the companies mentioned except Paysafe and Alibaba Group.

Portfolio Strategy:

Historically, the Fund has been invested primarily in large-cap banks and, to a lesser degree, insurance, real estate, and asset managers. However, we have increased our exposure to electronic payment companies and other financial technology companies over the last few years. We believe that growth in the electronic payment industry will continue as the use of mobile payment methods continues to proliferate.

In general, we seek companies that we believe have high-quality management teams, less complex business models, and the prospect of sustainable earnings growth over time. We also try to identify companies that we expect will do better relative to peers in the current environment, which is characterized by low interest rates, competitive loan markets, evolving electronic payment platforms, growing attention to costs, and business model repositioning. We are less interested in focusing solely on traditional banks that appear to promise an increase in profitability when interest rates rise, loan demand increases, or product pricing becomes more favorable. We believe the timing of these macro industry dynamics is difficult to predict and believe greater opportunity in the short-term and medium-term exists elsewhere in financially related large-cap companies.

Investment Commentary:

Given compelling relative valuations compared to the broader stock market, we believe that attractive long-term opportunities exist within large-cap financial companies despite a somewhat challenging business environment characterized by low interest rates, slow-to no-loan growth, and compressed margins. Despite the Fund benefiting significantly from our positions in traditional large-cap banks this year, we continue to favor those companies with more diverse business models that are less dependent solely on interest

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5

rates. The macroeconomic environment in the United States has improved after a tumultuous 2020, but we believe that there are still many potential challenges in the months to come related to economic growth, loan demand, and the direction of interest rates. However, we are encouraged that banks have amassed sufficient levels of reserves and capital in anticipation of any potential loan charge-offs, and we believe that the current uptick in bank mergers will continue and could benefit certain regional banks looking to grow via acquisitions.

The Fund remains overweight in fee-based electronic service providers and other financial technology companies. We believe these companies will continue to grow their revenues and earnings, driven in part by the global shift towards cashless forms of payment.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused in the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in medium-sized companies, which may have limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY LARGE CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Bank of America Corp.	5.48%
The Goldman Sachs Group, Inc.	5.15%
Blackstone, Inc.	5.13%
Wells Fargo & Co.	4.94%
Morgan Stanley	4.89%
BlackRock, Inc.	4.75%
SoFi Technologies, Inc.	4.67%
JPMorgan Chase & Co.	4.52%
Moody’s Corp.	4.52%
Apple, Inc.	4.50%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 98.49%	Number		% of
	of Shares	Value	Net Assets
Financials – 69.64%
Ally Financial, Inc.	60,000	$2,864,400	4.01%
Bank of America Corp.	82,000	3,917,960	5.48%
BlackRock, Inc.	3,600	3,396,456	4.75%
Blackstone, Inc.	26,500	3,668,130	5.13%
Capital One Financial Corp.	21,000	3,171,630	4.44%
Citigroup, Inc.	45,500	3,146,780	4.40%
Huntington Bancshares, Inc.	187,000	2,943,380	4.12%
JPMorgan Chase & Co.	19,000	3,227,910	4.52%
KeyCorp	130,000	3,025,100	4.23%
Moody’s Corp.	8,000	3,233,200	4.52%
Morgan Stanley	34,000	3,494,520	4.89%
Signature Bank	5,000	1,489,100	2.08%
State Street Corp.	19,000	1,872,450	2.62%
The Goldman Sachs Group, Inc.	8,900	3,678,815	5.15%
Tradeweb Markets, Inc.	35,000	3,118,500	4.36%
Wells Fargo & Co.	69,000	3,530,040	4.94%
		49,778,371	69.64%

Information Technology – 28.85%
Adyen NV – ADR (a)(b)	97,000	2,945,890	4.12%
Apple, Inc.	21,500	3,220,700	4.50%
Mastercard, Inc., Class A	9,500	3,187,440	4.46%
PayPal Holdings, Inc. (a)	11,700	2,721,303	3.81%
SoFi Technologies, Inc. (a)	166,000	3,334,940	4.67%
Square, Inc., Class A (a)	8,500	2,163,250	3.03%
Visa, Inc., Class A	14,400	3,049,488	4.26%
		20,623,011	28.85%

Total Common Stocks
(Cost $41,473,378)		70,401,382	98.49%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 1.70%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.70%
First American Government Obligations Fund,
Institutional Class, 0.03% (c)	1,215,572	$1,215,572	1.70%

Total Short-Term Investments
(Cost $1,215,572)		1,215,572	1.70%

Total Investments
(Cost $42,688,950) – 100.19%		71,616,954	100.19%
Liabilities in Excess of Other Assets – (0.19)%		(133,024)	(0.19)%

TOTAL NET ASSETS – 100.00%		$71,483,930	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
NV – Naamloze Vennootschap is a Dutch term for publicly traded companies.
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2021.

Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$49,778,371	$—	$—	$49,778,371
Information Technology	20,623,011	—	—	20,623,011
Total Common Stocks	$70,401,382	$—	$—	$70,401,382
Short-Term Investments
Money Market Funds	$1,215,572	$—	$—	$1,215,572
Total Short-Term Investments	$1,215,572	$—	$—	$1,215,572
Total Investments	$71,616,954	$—	$—	$71,616,954

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in securities, at value (cost $42,688,950)	$71,616,954
Dividends and interest receivable	103,753
Receivable for fund shares sold	146,119
Return of capital receivable	12,709
Prepaid expenses and other assets	16,603
Total assets	71,896,138

LIABILITIES:
Payable for securities purchased	176,179
Payable for fund shares redeemed	104,375
Payable to advisor	53,594
Payable to administrator	21,304
Payable to auditor	22,556
Accrued distribution fees	5,238
Accrued service fees	3,070
Accrued trustees fees	6,604
Accrued expenses and other payables	19,288
Total liabilities	412,208
NET ASSETS	$71,483,930

NET ASSETS CONSISTS OF:
Capital stock	$40,323,813
Total distributable earnings	31,160,117
Total net assets	$71,483,930

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$36,423,628
Shares issued and outstanding	1,031,172
Net asset value, offering price, and redemption price per share	$35.32

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$35,060,302
Shares issued and outstanding	984,023
Net asset value, offering price, and redemption price per share	$35.63

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Dividend income	$763,575
Interest income	367
Total investment income	763,942

EXPENSES:
Investment advisory fees (See Note 5)	568,729
Sub-transfer agent expenses – Investor Class (See Note 5)	64,620
Sub-transfer agent expenses – Institutional Class (See Note 5)	24,956
Administration, accounting, custody, and transfer agent fees (See Note 5)	80,947
Distribution fees – Investor Class (See Note 5)	50,106
Federal and state registration fees	37,144
Service fees – Investor Class (See Note 5)	33,404
Compliance expense (See Note 5)	27,448
Audit fees	22,556
Trustees’ fees and expenses	18,811
Reports to shareholders	10,509
Interest expense (See Note 7)	3,290
Legal fees	1,140
Other expenses	11,249
Total expenses	954,909
NET INVESTMENT LOSS	$(190,967)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$4,934,331
Net change in unrealized appreciation/deprecation on investments	21,198,437
Net gain on investments	26,132,768
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,941,801

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment loss	$(190,967)	$(32,857)
Net realized gain on investments	4,934,331	885,211
Net change in unrealized
appreciation/depreciation on investments	21,198,437	(1,457,375)
Net increase (decrease) in net
assets resulting from operations	25,941,801	(605,021)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	10,760,638	5,673,827
Proceeds from shares subscribed – Institutional Class	24,725,649	11,305,560
Cost of shares redeemed – Investor Class	(10,552,763)	(6,851,490)
Cost of shares redeemed – Institutional Class	(23,051,103)	(11,461,893)
Net increase (decrease) in net assets
derived from capital share transactions	1,882,421	(1,333,996)
TOTAL INCREASE (DECREASE) IN NET ASSETS	27,824,222	(1,939,017)

NET ASSETS:
Beginning of year	43,659,708	45,598,725
End of year	$71,483,930	$43,659,708

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	356,674	276,712
Shares sold – Institutional Class	786,529	544,138
Shares redeemed – Investor Class	(333,681)	(312,507)
Shares redeemed – Institutional Class	(744,960)	(570,423)
Net increase (decrease) in shares outstanding	64,562	(62,080)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021		2020		2019		2018	2017

$22.33		$22.63		$21.43		$22.02	$16.23

(0.15	)(1)	(0.05	)(1)	(0.05	)(1)	(0.07)	(0.08)
13.14		(0.25)		1.84		0.48	5.97
12.99		(0.30)		1.79		0.41	5.89

—		—		—		—	(0.10)
—		—		(0.59)		(1.00)	—
—		—		(0.59)		(1.00)	(0.10)
$35.32		$22.33		$22.63		$21.43	$22.02

58.17%		-1.33%		8.75%		1.82%	36.41%

$36.42		$22.51		$23.63		$40.99	$26.33
1.68%		1.75%		1.82%		1.69%	1.81%
(0.47)%		(0.21)%		(0.23)%		(0.44)%	(0.41)%
62%		88%		83%		64%	76%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021		2020	2019	2018	2017

$22.44		$22.68	$21.39	$21.91	$16.26

(0.03	)(1)	0.02 (1)	0.01 (1)	0.03	0.18
13.22		(0.26)	1.87	0.45	5.78
13.19		(0.24)	1.88	0.48	5.96

—		—	—	—	(0.31)
—		—	(0.59)	(1.00)	—
—		—	(0.59)	(1.00)	(0.31)
$35.63		$22.44	$22.68	$21.39	$21.91

58.78%		-1.06%	9.16%	2.16%	36.92%

$35.06		$21.15	$21.97	$8.85	$5.83
1.32%		1.45%	1.43%	1.34%	1.50%
(0.11)%		0.08%	0.05%	(0.07)%	(0.17)%
62%		88%	83%	64%	76%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy Large Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2021 are as follows:

Total
Distributable
Earnings	Capital Stock
$(419,094)	$419,094

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will

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have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid

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NOTES TO THE FINANCIAL STATEMENTS

and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $39,953,019 and $38,111,130, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to

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NOTES TO THE FINANCIAL STATEMENTS

0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies, acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain

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general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $99,847 and 3.25%, respectively. The interest expensed by the Fund during fiscal year 2021 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2021 was $14,784,000. As of October 31, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$43,654,396
Gross tax unrealized appreciation	$29,210,202
Gross tax unrealized depreciation	(1,247,644)
Net tax unrealized appreciation/(depreciation)	$27,962,558
Undistributed ordinary income	$—
Undistributed long-term capital gains	3,485,637
Total distributable earnings	$3,485,637
Other accumulated gain/(loss)	$(288,078)
Total accumulated gain/(loss)	$31,160,117

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains.  During fiscal year 2021, the capital losses utilized by the Fund were $914,697.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund deferred, on a tax basis, a late-year ordinary loss of $288,078. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2021 and 2020, the Fund did not pay any distributions.

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24

NOTES TO THE FINANCIAL STATEMENTS

9).  LIBOR TRANSITION

The Fund invests in financial instruments with payment obligations, financing terms, hedging strategies, or investment values based on, among other floating rates, the London Interbank Offered Rate (“LIBOR”). Determined by the ICE Benchmark Administration, LIBOR is an average interest rate that banks charge one another for the use of short- term money. In 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve has begun publishing the Secured Overnight Financing Rate (SOFR), which is intended to replace the U.S. dollar LIBOR. Other regulators and industry groups around the world have announced or begun publishing proposed alternative reference rates for other currencies, but global consensus is lacking, and the process for amending many existing contracts or instruments to transition away from LIBOR remains unclear. Uncertainty related to the liquidity impact of the change in reference rates and how to appropriately adjust these rates at the time of transition may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Moreover, the risks associated with this discontinuation and transition could be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2021, capital gains were declared and paid to shareholders of record on December 6, 2021, as follows:

Long-term
Investor Class	$1.65118
Institutional Class	$1.66621

HENNESSY FUNDS	1-800-966-4354
25

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Large Cap Financial Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Large Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

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26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

HENNESSY FUNDS	1-800-966-4354
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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

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28

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$1,077.20	$8.74
Hypothetical (5% return before expenses)	$1,000.00	$1,016.79	$8.49

Institutional Class
Actual	$1,000.00	$1,079.00	$7.13
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.67% for Investor Class shares or 1.36% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
32

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program. The Program Administrator did make adjustments to the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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33

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

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34

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
35

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY SMALL CAP FINANCIAL FUND

Investor Class  HSFNX
Institutional Class  HISFX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2021

Dear Hennessy Funds Shareholder:

What a year this has been. While it doesn’t feel that we are out of the “pandemic” phase of the coronavirus crisis, we look forward to a day when we will eventually see fewer cases and potentially less severe variants. We feel extremely grateful to the many healthcare workers who have continued to work tirelessly during the recent surge. As we move through the next year, we hope that new U.S. cases will decline and that many other parts of the world will see improvements as well.

What a year this has been! As measured by the total return of the S&P 500® Index, as of October 31, 2021, the market was up 24.04% calendar year to date. This comes in the wake of a tumultuous 2020 in which the market plunged in the beginning of the pandemic and recovered dramatically to end the year up 18.40%. Interestingly, 18% appears to be a repeating number in the past dozen years. From the low point of the Financial Crisis (March 9, 2009) to the high point reached just prior to the COVID-19 pandemic (February 12, 2020), the S&P 500® Index was up 18.27% per year. We are well aware that past results are not predictive of the future, and we find ourselves naturally skeptical of such strong returns. But, as shown in the chart below, we find that the most common annual total returns of the market over the past 102 years range between 20% and 30% with the second most common being between 10% and 20%:

Source: Bloomberg L.P.

We will say it again, after showing a chart like the one above: Past results are not predictive of the future. Instead, we look at where we are right now – in the economy, in the market, in the business cycle – to reflect on where we have come from and where we may be going. U.S. GDP is strong and growing, interest rates remain low, and earnings growth and profitability remain robust. We believe stocks are trading at reasonable valuations when viewed as a whole, with the S&P 500® Index at 21.0x estimated earnings for 2022. Furthermore, we believe corporate balance sheets are healthy, with high levels of excess cash, which could support growth, increases in dividends, more share buybacks, and future acquisitions. Uncertainty and volatility can manifest at any time in the stock market, and the current market is no different. Investors have questions about inflation, worldwide supply chain issues, and what could drive the next boost in earnings. While these concerns are warranted, we continue to believe that overall the positives outweigh the negatives, and here at Hennessy we continue to see opportunity in the market and in our Funds.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

What a (fiscal) year this has been!!! For our fiscal year ended October 31, 2021, the S&P 500® Index rose 42.91% on a total return basis, setting a new all-time high on the final day of the period. Except for a short 21-trading-day period that began on September 2 during which the market fell 5.13% only to rebound to new highs just 13 trading days later, the market has been on a continuous march higher. We saw a dramatic shift in market leadership as many of the sectors that underperformed during our last fiscal year soared in fiscal year 2021. Small-caps beat mid-caps, which in turn beat large-caps. The Energy and Financials sectors skyrocketed during the 12-month period, as reflected by the S&P 500® Energy Sector’s total return of 111.29% and the Russell 1000® Index Financials’ total return of 70.87%. Both of these sectors were among the worst performing in our fiscal year 2020, so a bounce back in our fiscal year 2021, while not a foregone conclusion, was a distinct possibility.

Overall, we are pleased with the performance of our mutual funds during the fiscal year. On an absolute basis, each of our 16 Funds achieved total returns greater than 10% and seven outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index and posted total returns of 45% or higher. Our four best-performing funds were concentrated in the Energy and Financials sectors. While some of our Funds certainly benefited from being in the “right” sector at the “right” time, we also believe this was a favorable period for our investment style of high-conviction investing and concentrated portfolio construction.

What will the coming year bring? As mentioned in our last shareholder letter (June 2021), we understand that even the greatest bull markets experience corrections along the way, and the last time the S&P 500® Index dropped over 10% was in February/March of 2020. Whether or not a correction occurs sooner or later, we believe the market as a whole has more room to run. We see many factors that could drive the market higher from here: strong GDP growth and increasing corporate earnings, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and strong corporate balance sheets with plenty of cash.

Thank you for your interest and for investing with us. We remain committed to managing our portfolios for long-term performance, ever mindful of downside risk. With so many investment options available to you, we are grateful for the trust you put in us and for your continued interest in our family of Funds. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russel 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Ten
	Year	Years	Years
Hennessy Small Cap Financial Fund –
Investor Class (HSFNX)	82.20%	12.84%	13.49%
Hennessy Small Cap Financial Fund –
Institutional Class (HISFX)	82.88%	13.26%	13.89%
Russell 2000® Index Financials	60.29%	12.18%	13.37%
Russell 2000® Index	50.80%	15.52%	13.50%

Expense ratios: 1.66% (Investor Class); 1.30% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Small Cap Financial Fund.

The Russell 2000® Index Financials is a subset of the Russell 2000® Index that measures the performance of the securities classified in the Financials sector of the small-cap U.S. equity market. The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization, representing approximately 8% of the Russell 3000® Index in terms of total market capitalization. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No

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PERFORMANCE OVERVIEW

further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan C. Kelley, CFA

Performance:

For the one-year period ended October 31, 2021, the Investor Class of the Hennessy Small Cap Financial Fund returned 82.20%, outperforming both the Russell 2000® Index Financials (the Fund’s primary benchmark) and the Russell 2000® Index, which returned 60.29% and 50.80%, respectively, for the same period.

The Fund’s outperformance relative to its primary benchmark resulted predominantly from favorable stock selection within small and regional banks. Top contributors to Fund performance included PacWest Bancorp, ConnectOne Bancorp, Inc., and Hancock Whitney Corporation. Conversely, the largest detractors from performance were PCSB Financial Corporation, Silvergate Capital Corporation, and Northeast Community Bancorp, Inc. In general, small-cap financials performed exceptionally well in 2021, both on an absolute basis and when compared to the broader stock market.

The Fund continues to hold the companies mentioned except PCSB Financial.

Portfolio Strategy:

Generally, the Fund tilts its investments more heavily toward regional banks, thrifts, and, at times, mortgage finance companies. Within these preferred sub-industries, we seek companies that we believe have high-quality management teams, uncomplicated business models, strong balance sheets, and sustainable earnings growth opportunities. Moreover, we identify companies that we expect will do better than peers in challenging environments, which are characterized by low interest rates, slow loan growth, and potential for increased loan charge-offs. We are less interested in focusing solely on companies that appear to promise an increase in profitability when interest rates rise, loan demand increases, or product pricing becomes more favorable. We believe these industry dynamics are difficult to predict, and we prefer to focus on companies that are working to remain competitive in the long term.

Investment Commentary:

Following this past year of strong price appreciation, we continue to believe that attractive long-term opportunities exist within our investable universe of small-cap financials, despite a somewhat challenging environment. Challenges include low interest rates, slow-to-no loan growth, and compressed margins. However, we are encouraged that the industry has not experienced significant asset quality problems due to the COVID-19 pandemic and that the industry as a whole continues to have high levels of reserves and capital. This year we have seen a significant increase in merger activity, a trend we believe should continue to drive performance in the Fund. Finally, we continue to believe that valuations are attractive, given that banks are trading at a steep discount to the broader market, despite the significant outperformance in the past year.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

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The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused in the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in smaller companies, which may have more limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY SMALL CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
ConnectOne Bancorp, Inc.	4.70%
Hingham Institution for Savings	4.68%
Flushing Financial Corp.	4.47%
Banner Corp.	4.30%
Lakeland Bancorp, Inc.	4.28%
WSFS Financial Corp.	4.27%
HomeTrust Bancshares, Inc.	4.24%
First Midwest Bancorp, Inc.	4.19%
Texas Capital Bancshares, Inc.	4.05%
First BanCorp.	4.04%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 97.07%	Number	% of
	of Shares	Value	Net Assets
Financials – 93.35%
Associated Banc-Corp.	200,000	$4,456,000	2.59%
BankUnited, Inc.	75,000	3,042,000	1.77%
Banner Corp.	128,000	7,393,280	4.30%
Berkshire Hills Bancorp, Inc.	121,000	3,285,150	1.91%
Cadence Bank	154,000	4,469,080	2.60%
CIT Group, Inc.	126,000	6,240,780	3.63%
ConnectOne Bancorp, Inc.	240,000	8,095,200	4.70%
Eastern Bankshares, Inc.	175,000	3,634,750	2.11%
First BanCorp. (a)	510,000	6,961,500	4.04%
First Midwest Bancorp, Inc.	375,000	7,218,750	4.19%
Flushing Financial Corp.	320,000	7,686,400	4.47%
Hancock Whitney Corp.	140,000	6,927,200	4.02%
HarborOne Bancorp, Inc.	175,000	2,514,750	1.46%
Hingham Institution for Savings	22,300	8,055,652	4.68%
HomeTrust Bancshares, Inc.	240,000	7,296,000	4.24%
Independent Bank Corp.	57,500	4,858,750	2.82%
Investors Bancorp, Inc.	148,000	2,264,400	1.32%
Kearny Financial Corp. of Maryland	400,000	5,368,000	3.12%
Lakeland Bancorp, Inc.	410,000	7,371,800	4.28%
Meridian Bancorp, Inc.	158,000	3,665,600	2.13%
New York Community Bancorp, Inc.	425,000	5,282,750	3.07%
Northeast Community Bancorp, Inc.	95,000	1,041,200	0.61%
Pacific Premier Bancorp, Inc.	57,500	2,414,425	1.40%
PacWest Bancorp	112,000	5,316,640	3.09%
Shore Bancshares, Inc.	95,000	1,755,600	1.02%
Silvergate Capital Corp. (b)	20,000	3,132,400	1.82%
Sterling Bancorp	103,000	2,621,350	1.52%
Synovus Financial Corp.	90,000	4,193,100	2.44%
Texas Capital Bancshares, Inc. (b)	115,000	6,969,000	4.05%
Webster Financial Corp.	30,000	1,678,800	0.98%
Western New England Bancorp, Inc.	195,000	1,897,350	1.10%
Wintrust Financial Corp.	70,000	6,195,000	3.60%
WSFS Financial Corp.	142,000	7,357,020	4.27%
		160,659,677	93.35%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 3.72%
Alliance Data Systems Corp.	75,000	$6,393,750	3.72%

Total Common Stocks
(Cost $116,473,036)		167,053,427	97.07%

SHORT-TERM INVESTMENTS – 4.43%

Money Market Funds – 4.43%
First American Government Obligations Fund,
Institutional Class, 0.03% (c)	7,627,764	7,627,764	4.43%

Total Short-Term Investments
(Cost $7,627,764)		7,627,764	4.43%

Total Investments
(Cost $124,100,800) – 101.50%		174,681,191	101.50%
Liabilities in Excess of Other Assets – (1.50)%		(2,573,808)	(1.50)%

TOTAL NET ASSETS – 100.00%		$172,107,383	100.00%

Percentages are stated as a percent of net assets.

(a)	U.S.-traded security of a foreign corporation.
(b)	Non-income-producing security.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2021.

Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$160,659,677	$—	$—	$160,659,677
Information Technology	6,393,750	—	—	6,393,750
Total Common Stocks	$167,053,427	$—	$—	$167,053,427
Short-Term Investments
Money Market Funds	$7,627,764	$—	$—	$7,627,764
Total Short-Term Investments	$7,627,764	$—	$—	$7,627,764
Total Investments	$174,681,191	$—	$—	$174,681,191

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in securities, at value (cost $124,100,800)	$174,681,191
Dividends and interest receivable	85,193
Receivable for fund shares sold	273,080
Prepaid expenses and other assets	27,465
Total assets	175,066,929

LIABILITIES:
Payable for securities purchased	2,630,875
Payable for fund shares redeemed	60,200
Payable to advisor	124,135
Payable to administrator	44,348
Payable to auditor	22,556
Accrued distribution fees	20,402
Accrued service fees	11,638
Accrued trustees fees	6,601
Accrued expenses and other payables	38,791
Total liabilities	2,959,546
NET ASSETS	$172,107,383

NET ASSETS CONSISTS OF:
Capital stock	$122,637,694
Total distributable earnings	49,469,689
Total net assets	$172,107,383

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$140,026,141
Shares issued and outstanding	4,442,634
Net asset value, offering price, and redemption price per share	$31.52

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$32,081,242
Shares issued and outstanding	1,727,333
Net asset value, offering price, and redemption price per share	$18.57

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Dividend income(1)	$3,178,534
Interest income	775
Total investment income	3,179,309

EXPENSES:
Investment advisory fees (See Note 5)	1,150,465
Sub-transfer agent expenses – Investor Class (See Note 5)	219,938
Sub-transfer agent expenses – Institutional Class (See Note 5)	13,860
Distribution fees – Investor Class (See Note 5)	161,462
Administration, accounting, custody, and transfer agent fees (See Note 5)	151,103
Service fees – Investor Class (See Note 5)	107,642
Federal and state registration fees	35,497
Compliance expense (See Note 5)	27,448
Audit fees	22,556
Trustees’ fees and expenses	18,996
Reports to shareholders	13,131
Legal fees	1,959
Interest expense (See Note 7)	414
Other expenses	17,208
Total expenses	1,941,679
NET INVESTMENT INCOME	$1,237,630

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$7,181,600
Net change in unrealized appreciation/depreciation on investments	46,273,638
Net gain on investments	53,455,238
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,692,868

(1)	Net of foreign taxes withheld of $12,155.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment income	$1,237,630	$774,849
Net realized gain (loss) on investments	7,181,600	(8,317,125)
Net change in unrealized
appreciation/depreciation on investments	46,273,638	(9,544,740)
Net increase (decrease) in net
assets resulting from operations	54,692,868	(17,087,016)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(640,077)	(3,014,018)
Distributable earnings – Institutional Class	(266,480)	(963,722)
Total distributions	(906,557)	(3,977,740)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	89,150,331	1,461,277
Proceeds from shares subscribed – Institutional Class	23,725,263	4,656,510
Dividends reinvested – Investor Class	621,958	2,952,871
Dividends reinvested – Institutional Class	237,659	935,074
Cost of shares redeemed – Investor Class	(49,466,414)	(21,427,965)
Cost of shares redeemed – Institutional Class	(11,517,594)	(12,043,139)
Net increase (decrease) in net assets
derived from capital share transactions	52,751,203	(23,465,372)
TOTAL INCREASE (DECREASE) IN NET ASSETS	106,537,514	(44,530,128)

NET ASSETS:
Beginning of year	65,569,869	110,099,997
End of year	$172,107,383	$65,569,869

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	3,020,767	90,621
Shares sold – Institutional Class	1,373,793	483,086
Shares issued to holders as reinvestment
of dividends – Investor Class	28,361	136,924
Shares issued to holders as reinvestment
of dividends – Institutional Class	18,452	72,426
Shares redeemed – Investor Class	(1,754,093)	(1,216,466)
Shares redeemed – Institutional Class	(688,529)	(1,136,528)
Net increase (decrease) in shares outstanding	1,998,751	(1,569,937)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$17.46	$21.60	$21.96	$26.02	$23.48

0.25 (1)	0.16 (1)	0.10 (1)	0.03	(0.04)
14.01	(3.55)	0.93	(2.12)	5.83
14.26	(3.39)	1.03	(2.09)	5.79

(0.20)	(0.09)	(0.07)	0.00 (2)	(0.06)
—	(0.66)	(1.32)	(1.97)	(3.19)
(0.20)	(0.75)	(1.39)	(1.97)	(3.25)
$31.52	$17.46	$21.60	$21.96	$26.02

82.20%	-16.37%	5.27%	-8.79%	25.03%

$140.03	$54.96	$89.36	$122.00	$174.01
1.58%	1.65%	1.58%	1.54%	1.52%
0.90%	0.96%	0.47%	0.11%	(0.06)%
28%	75%	46%	28%	46%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$10.37	$12.92	$13.28	$15.69	$14.23

0.21 (1)	0.13 (1)	0.10 (1)	0.07	0.02
8.26	(2.10)	0.54	(1.27)	3.56
8.47	(1.97)	0.64	(1.20)	3.58

(0.27)	(0.19)	(0.18)	(0.02)	(0.17)
—	(0.39)	(0.82)	(1.19)	(1.95)
(0.27)	(0.58)	(1.00)	(1.21)	(2.12)
$18.57	$10.37	$12.92	$13.28	$15.69

82.88%	-16.05%	5.57%	-8.42%	25.56%

$32.08	$10.61	$20.74	$35.66	$37.92
1.20%	1.29%	1.23%	1.15%	1.15%
1.31%	1.27%	0.84%	0.51%	0.30%
28%	75%	46%	28%	46%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy Small Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2021 are as follows:

Total
Distributable
Earnings	Capital Stock
$(12,940)	$12,940

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will

HENNESSY FUNDS	1-800-966-4354
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have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid

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NOTES TO THE FINANCIAL STATEMENTS

and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $83,305,079 and $34,599,028, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to

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22

NOTES TO THE FINANCIAL STATEMENTS

0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies, acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain

HENNESSY FUNDS	1-800-966-4354
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general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $12,562 and 3.25%, respectively. The interest expensed by the Fund during fiscal year 2021 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2021 was $1,399,000. As of October 31, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$126,270,823
Gross tax unrealized appreciation	$51,915,639
Gross tax unrealized depreciation	(3,505,271)
Net tax unrealized appreciation/(depreciation)	$48,410,368
Undistributed ordinary income	$573,969
Undistributed long-term capital gains	485,352
Total distributable earnings	$1,059,321
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$49,469,689

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2021, the capital losses utilized by the fund were $6,639,295.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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24

NOTES TO THE FINANCIAL STATEMENTS

During fiscal years 2021 and 2020, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
Ordinary income(1)	$906,557	$698,496
Long-term capital gains	—	3,279,244
Total distributions	$906,557	$3,977,740

(1) Ordinary income includes short-term capital gains.

9).  LIBOR TRANSITION

The Fund invests in financial instruments with payment obligations, financing terms, hedging strategies, or investment values based on, among other floating rates, the London Interbank Offered Rate (“LIBOR”). Determined by the ICE Benchmark Administration, LIBOR is an average interest rate that banks charge one another for the use of short-term money. In 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve has begun publishing the Secured Overnight Financing Rate (SOFR), which is intended to replace the U.S. dollar LIBOR. Other regulators and industry groups around the world have announced or begun publishing proposed alternative reference rates for other currencies, but global consensus is lacking, and the process for amending many existing contracts or instruments to transition away from LIBOR remains unclear. Uncertainty related to the liquidity impact of the change in reference rates and how to appropriately adjust these rates at the time of transition may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Moreover, the risks associated with this discontinuation and transition could be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2021, capital gains were declared and paid to shareholders of record on December 6, 2021, as follows:

Long-term
Investor Class	$0.09117
Institutional Class	$0.05374

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Small Cap Financial Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Small Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

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26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$1,038.60	$8.12
Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$8.03

Institutional Class
Actual	$1,000.00	$1,040.30	$6.17
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.58% for Investor Class shares or 1.20% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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32

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program. The Program Administrator did make adjustments to the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

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34

PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY TECHNOLOGY FUND

Investor Class  HTECX
Institutional Class  HTCIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2021

Dear Hennessy Funds Shareholder:

What a year this has been. While it doesn’t feel that we are out of the “pandemic” phase of the coronavirus crisis, we look forward to a day when we will eventually see fewer cases and potentially less severe variants. We feel extremely grateful to the many healthcare workers who have continued to work tirelessly during the recent surge. As we move through the next year, we hope that new U.S. cases will decline and that many other parts of the world will see improvements as well.

What a year this has been! As measured by the total return of the S&P 500® Index, as of October 31, 2021, the market was up 24.04% calendar year to date. This comes in the wake of a tumultuous 2020 in which the market plunged in the beginning of the pandemic and recovered dramatically to end the year up 18.40%. Interestingly, 18% appears to be a repeating number in the past dozen years. From the low point of the Financial Crisis (March 9, 2009) to the high point reached just prior to the COVID-19 pandemic (February 12, 2020), the S&P 500® Index was up 18.27% per year. We are well aware that past results are not predictive of the future, and we find ourselves naturally skeptical of such strong returns. But, as shown in the chart below, we find that the most common annual total returns of the market over the past 102 years range between 20% and 30% with the second most common being between 10% and 20%:

Source: Bloomberg L.P.

We will say it again, after showing a chart like the one above: Past results are not predictive of the future. Instead, we look at where we are right now – in the economy, in the market, in the business cycle – to reflect on where we have come from and where we may be going. U.S. GDP is strong and growing, interest rates remain low, and earnings growth and profitability remain robust. We believe stocks are trading at reasonable valuations when viewed as a whole, with the S&P 500® Index at 21.0x estimated earnings for 2022. Furthermore, we believe corporate balance sheets are healthy, with high levels of excess cash, which could support growth, increases in dividends, more share buybacks, and future acquisitions. Uncertainty and volatility can manifest at any time in the stock market, and the current market is no different. Investors have questions about inflation, worldwide supply chain issues, and what could drive the next boost in earnings. While these concerns are warranted, we continue to believe that overall the positives outweigh the negatives, and here at Hennessy we continue to see opportunity in the market and in our Funds.

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2

LETTER TO SHAREHOLDERS

What a (fiscal) year this has been!!! For our fiscal year ended October 31, 2021, the S&P 500® Index rose 42.91% on a total return basis, setting a new all-time high on the final day of the period. Except for a short 21-trading-day period that began on September 2 during which the market fell 5.13% only to rebound to new highs just 13 trading days later, the market has been on a continuous march higher. We saw a dramatic shift in market leadership as many of the sectors that underperformed during our last fiscal year soared in fiscal year 2021. Small-caps beat mid-caps, which in turn beat large-caps. The Energy and Financials sectors skyrocketed during the 12-month period, as reflected by the S&P 500® Energy Sector’s total return of 111.29% and the Russell 1000® Index Financials’ total return of 70.87%. Both of these sectors were among the worst performing in our fiscal year 2020, so a bounce back in our fiscal year 2021, while not a foregone conclusion, was a distinct possibility.

Overall, we are pleased with the performance of our mutual funds during the fiscal year. On an absolute basis, each of our 16 Funds achieved total returns greater than 10% and seven outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index and posted total returns of 45% or higher. Our four best-performing funds were concentrated in the Energy and Financials sectors. While some of our Funds certainly benefited from being in the “right” sector at the “right” time, we also believe this was a favorable period for our investment style of high-conviction investing and concentrated portfolio construction.

What will the coming year bring? As mentioned in our last shareholder letter (June 2021), we understand that even the greatest bull markets experience corrections along the way, and the last time the S&P 500® Index dropped over 10% was in February/March of 2020. Whether or not a correction occurs sooner or later, we believe the market as a whole has more room to run. We see many factors that could drive the market higher from here: strong GDP growth and increasing corporate earnings, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and strong corporate balance sheets with plenty of cash.

Thank you for your interest and for investing with us. We remain committed to managing our portfolios for long-term performance, ever mindful of downside risk. With so many investment options available to you, we are grateful for the trust you put in us and for your continued interest in our family of Funds. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russel 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Ten
	Year	Years	Years
Hennessy Technology Fund –
Investor Class (HTECX)	45.11%	19.51%	13.51%
Hennessy Technology Fund –
Institutional Class (HTCIX)	45.49%	19.81%	13.83%
NASDAQ Composite Index	42.99%	25.69%	20.53%
S&P 500® Index	42.91%	18.93%	16.21%

Expense ratios:	Gross 3.45%, Net 1.23%(1) (Investor Class);
Gross 3.08%, Net 0.98%(1) (Institutional Class)

(1)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Technology Fund.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all common stocks listed on The NASDAQ Stock Market LLC. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2021, the Investor Class of the Hennessy Technology Fund returned 45.11%, outperforming both the Nasdaq Composite Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned 42.99% and 42.91%, respectively, for the same period.

The Fund’s outperformance relative to its primary benchmark resulted predominantly from stock selection within the Information Technology sector. Among the holdings that contributed the most to Fund performance were Fortinet, Inc., a leading network security provider, Digital Turbine, Inc., a mobile services platform provider, and NeoPhotonics Corporation, a semiconductor company. Among the holdings that detracted the most from Fund performance were QIWI, plc, a payment processor, ON24, Inc., a cloud-based virtual communications provider, and Zoom Video Communications, Inc., a worldwide web-based meeting platform provider.

The Fund continues to hold the companies mentioned except Digital Turbine and NeoPhotonics.

Portfolio Strategy:

The Fund utilizes a formula-based investment strategy designed to identify technology-related stocks that (1) exhibit strong cash flows and profits, (2) demonstrate the ability to sustain profitability, (3) have historically delivered returns in excess of their cost of capital, (4) have attractive balance sheet risk profiles, and (5) trade at attractive relative valuations.

Investment Commentary:

After a tumultuous 2020 and a strong 2021, we believe that the outlook for U.S. stocks remains positive. After a sharp contraction in economic activity as a result of the COVID-19 pandemic, the U.S. economy is growing steadily and demonstrating incredible resilience. We are benefiting from increased employment, rapid wage gains, and robust economic activity. Corporate earnings are on the rise, interest rates remain low, and Federal Reserve policies continue to accommodate a strong economy.

We believe that the outlook for technology-related stocks is also positive. Earnings growth for technology companies, as measured by the technology-heavy Nasdaq Composite Index, has been outpacing earnings growth for the market as a whole by a significant margin, which has led to premium valuations versus the broader market. We believe that many technology stocks still represent value in the context of the broader stock market, given investors’ continued preference for growth-oriented companies as well as high earnings per share growth rates.

_______________

Opinions expressed are those of the Portfolio Manager as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Investments are focused in the Technology sector as well as the following sub-industries: Internet & Direct Marketing Retail, Interactive Home Entertainment, and Interactive Media Services. Sector funds may be subject to a higher degree of market risk. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund invests in small-sized and medium-sized companies, which may have more limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

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References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY TECHNOLOGY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Aspen Technology, Inc.	1.98%
Etsy, Inc.	1.94%
Hello Group, Inc. – ADR	1.89%
Advanced Micro Devices, Inc.	1.87%
Atlassian Corp. PLC	1.87%
Microsoft Corp.	1.86%
Fortinet, Inc.	1.81%
Autodesk, Inc.	1.80%
Accenture PLC, Class A	1.78%
KLA-Tencor Corp.	1.77%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 96.88%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 6.43%
Autohome, Inc. – ADR (b)	2,804	$110,337	1.36%
Hello Group, Inc. – ADR (b)	12,376	154,081	1.89%
HUYA, Inc. – ADR (a)(b)	16,645	136,822	1.68%
SciPlay Corp. (a)	6,024	121,745	1.50%
		522,985	6.43%

Consumer Discretionary – 6.81%
Etsy, Inc. (a)	630	157,935	1.94%
Qurate Retail Group, Inc.	12,023	125,520	1.55%
Shutterstock, Inc.	1,123	136,051	1.67%
Vipshop Holdings Ltd. – ADR (a)(b)	12,025	134,199	1.65%
		553,705	6.81%

Information Technology – 83.64%
Accenture PLC, Class A (b)	404	144,951	1.78%
Advanced Micro Devices, Inc. (a)	1,262	151,730	1.87%
Apple, Inc.	897	134,371	1.65%
Applied Materials, Inc.	1,012	138,290	1.70%
Arrow Electronics, Inc. (a)	1,092	126,399	1.56%
ASE Technology Holding Co. Ltd. – ADR (b)	16,895	120,292	1.48%
ASML Holding NV – ADR (b)	176	143,067	1.76%
Aspen Technology, Inc. (a)	1,025	160,607	1.98%
Atlassian Corp. PLC (a)(b)	331	151,641	1.87%
Autodesk, Inc. (a)	460	146,101	1.80%
Bentley Systems, Inc.	2,092	123,742	1.52%
Cambium Networks Corp. (a)(b)	3,481	98,234	1.21%
CDW Corp.	686	128,042	1.58%
Citrix Systems, Inc.	1,179	111,687	1.37%
Conduent, Inc. (a)	18,839	127,163	1.56%
Daktronics, Inc. (a)	23,008	127,694	1.57%
Dell Technologies, Inc. (a)	1,189	130,778	1.61%
Fair Isaac Corp. (a)	316	125,831	1.55%
Flex Ltd. (a)(b)	6,984	118,030	1.45%
Fortinet, Inc. (a)	437	146,981	1.81%
Gartner, Inc. (a)	412	136,747	1.68%
Hewlett Packard Enterprise Co.	8,453	123,836	1.52%

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Intel Corp.	2,341	$114,709	1.41%
Jabil, Inc.	2,130	127,715	1.57%
Kimball Electronics, Inc. (a)	4,793	137,799	1.70%
KLA-Tencor Corp.	385	143,513	1.77%
Lam Research Corp.	229	129,058	1.59%
Mastercard, Inc., Class A	364	122,129	1.50%
Microsoft Corp.	456	151,219	1.86%
NetApp, Inc.	1,398	124,841	1.54%
Nokia Corp. – ADR (a)(b)	22,230	126,266	1.55%
ON24, Inc. (a)	6,560	125,493	1.54%
Oracle Corp.	1,407	134,988	1.66%
Palo Alto Networks, Inc. (a)	268	136,436	1.68%
Paymentus Holdings, Inc. (a)	5,365	137,344	1.69%
QIWI PLC – ADR (b)	14,850	129,938	1.60%
QUALCOMM, Inc.	995	132,375	1.63%
Sanmina Corp. (a)	3,226	121,782	1.50%
Seagate Technology Holdings PLC (b)	1,482	132,002	1.62%
ServiceNow, Inc. (a)	203	141,645	1.74%
SYNNEX Corp.	1,191	125,055	1.54%
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (b)	1,142	129,845	1.60%
Telefonaktiebolaget LM Ericsson – ADR (b)	11,427	124,211	1.53%
Teradata Corp. (a)	2,229	126,072	1.55%
Texas Instruments, Inc.	661	123,924	1.53%
The Western Union Co.	6,152	112,089	1.38%
Tower Semiconductor Ltd. (a)(b)	4,370	139,272	1.71%
TTM Technologies, Inc. (a)	9,930	131,473	1.62%
Turtle Beach Corp. (a)	4,563	131,232	1.62%
Vontier Corp.	3,774	127,674	1.57%
Xerox Holdings Corp.	5,991	106,640	1.31%
Zoom Video Communications, Inc. (a)	489	134,304	1.65%
		6,797,257	83.64%

Total Common Stocks
(Cost $6,822,774)		7,873,947	96.88%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 3.40%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 3.40%
First American Government Obligations Fund,
Institutional Class, 0.03% (c)	276,197	$276,197	3.40%

Total Short-Term Investments
(Cost $276,197)		276,197	3.40%

Total Investments
(Cost $7,098,971) – 100.28%		8,150,144	100.28%
Liabilities in Excess of Other Assets – (0.28)%		(23,086)	(0.28)%

TOTAL NET ASSETS – 100.00%		$8,127,058	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
NV – Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2021.

Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$522,985	$—	$—	$522,985
Consumer Discretionary	553,705	—	—	553,705
Information Technology	6,797,257	—	—	6,797,257
Total Common Stocks	$7,873,947	$—	$—	$7,873,947
Short-Term Investments
Money Market Funds	$276,197	$—	$—	$276,197
Total Short-Term Investments	$276,197	$—	$—	$276,197
Total Investments	$8,150,144	$—	$—	$8,150,144

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in securities, at value (cost $7,098,971)	$8,150,144
Dividends and interest receivable	3,293
Prepaid expenses and other assets	14,949
Due from advisor	384
Total assets	8,168,770

LIABILITIES:
Payable for fund shares redeemed	4,051
Payable to auditor	22,554
Accrued distribution fees	1,221
Accrued service fees	510
Accrued trustees fees	6,602
Accrued expenses and other payables	6,774
Total liabilities	41,712
NET ASSETS	$8,127,058

NET ASSETS CONSISTS OF:
Capital stock	$5,095,688
Total distributable earnings	3,031,370
Total net assets	$8,127,058

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$6,063,393
Shares issued and outstanding	225,474
Net asset value, offering price, and redemption price per share	$26.89

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$2,063,665
Shares issued and outstanding	74,646
Net asset value, offering price, and redemption price per share	$27.65

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Dividend income(1)	$90,405
Interest income	66
Total investment income	90,471

EXPENSES:
Investment advisory fees (See Note 5)	58,160
Federal and state registration fees	29,028
Compliance expense (See Note 5)	27,452
Audit fees	22,554
Administration, accounting, custody, and transfer agent fees (See Note 5)	20,834
Trustees’ fees and expenses	18,460
Sub-transfer agent expenses – Investor Class (See Note 5)	8,534
Sub-transfer agent expenses – Institutional Class (See Note 5)	1,089
Distribution fees – Investor Class (See Note 5)	8,804
Reports to shareholders	6,736
Service fees – Investor Class (See Note 5)	5,869
Legal fees	140
Other expenses	4,624
Total expenses before waivers and reimbursements	212,284
Service provider expense waiver (See Note 5)	(20,834)
Expense reimbursement by advisor – Investor Class (See Note 5)	(75,956)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(23,799)
Net expenses	91,695
NET INVESTMENT LOSS	$(1,224)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$2,211,486
Net change in unrealized appreciation/depreciation on investments	358,442
Net gain on investments	2,569,928
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,568,704

(1)	Net of foreign taxes withheld and issuance fees of $3,071.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment income (loss)	$(1,224)	$9,137
Net realized gain on investments	2,211,486	677,479
Net change in unrealized
appreciation/depreciation on investments	358,442	(84,382)
Net increase in net assets resulting from operations	2,568,704	602,234

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(493,580)	(108,418)
Distributable earnings – Institutional Class	(175,930)	(37,553)
Total distributions	(669,510)	(145,971)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	917,272	731,750
Proceeds from shares subscribed – Institutional Class	57,969	67,473
Dividends reinvested – Investor Class	482,162	106,748
Dividends reinvested – Institutional Class	175,930	37,105
Cost of shares redeemed – Investor Class	(1,006,346)	(811,778)
Cost of shares redeemed – Institutional Class	(125,590)	(92,300)
Net increase in net assets derived
from capital share transactions	501,397	38,998
TOTAL INCREASE IN NET ASSETS	2,400,591	495,261

NET ASSETS:
Beginning of year	5,726,467	5,231,206
End of year	$8,127,058	$5,726,467

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	35,433	39,530
Shares sold – Institutional Class	2,256	3,356
Shares issued to holders as reinvestment
of dividends – Investor Class	21,237	5,574
Shares issued to holders as reinvestment
of dividends – Institutional Class	7,528	1,887
Shares redeemed – Investor Class	(38,822)	(43,369)
Shares redeemed – Institutional Class	(4,863)	(4,535)
Net increase in shares outstanding	22,769	2,443

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(4)

(1)	Calculated using the average shares outstanding method.
(2)	The Fund’s current expense limitation agreement, which became effective on February 28, 2017, was in effect for eight months of the year ended October 31, 2017.
(3)	Certain service provider expenses were voluntarily waived during the fiscal year.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021		2020		2019		2018	2017

$20.50		$18.90		$18.04		$18.46	$15.82

(0.02	)(1)	0.02	(1)	(0.03	)(1)	(0.05)	(0.23)
8.82		2.10		3.15		1.26	2.87
8.80		2.12		3.12		1.21	2.64

(0.04)		—		—		—	—
(2.37)		(0.52)		(2.26)		(1.63)	—
(2.41)		(0.52)		(2.26)		(1.63)	—
$26.89		$20.50		$18.90		$18.04	$18.46

45.11%		11.42%		20.47%		7.25%	16.69%

$6.06		$4.26		$3.89		$3.31	$3.20

2.79%		3.45%		3.84%		3.70%	4.16%
1.23	%(3)	1.23	%(3)	1.23%		1.23%	2.15	%(2)

(1.64)%		(2.12)%		(2.80)%		(2.83)%	(3.16)%
(0.08)%		0.10%		(0.19)%		(0.36)%	(1.15	)%(2)
200%		192%		185%		225%	267%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(4)

(1)	Calculated using the average shares outstanding method.
(2)	The Fund’s current expense limitation agreement, which became effective on February 28, 2017, was in effect for eight months of the year ended October 31, 2017.
(3)	Certain service provider expenses were voluntarily waived during the fiscal year.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021		2020		2019	2018	2017

$21.08		$19.40		$18.47	$18.85	$16.11

0.05	(1)	0.07	(1)	0.01 (1)	0.01	(0.12)
9.06		2.15		3.23	1.28	2.86
9.11		2.22		3.24	1.29	2.74

(0.11)		(0.01)		—	—	—
(2.43)		(0.53)		(2.31)	(1.67)	—
(2.54)		(0.54)		(2.31)	(1.67)	—
$27.65		$21.08		$19.40	$18.47	$18.85

45.49%		11.67%		20.77%	7.54%	17.01%

$2.06		$1.47		$1.34	$1.09	$1.22

2.44%		3.08%		3.47%	3.27%	3.74%
0.98	%(3)	0.98	%(3)	0.98%	0.98%	1.77	%(2)

(1.29)%		(1.74)%		(2.43)%	(2.41)%	(2.74)%
0.17%		0.36%		0.06%	(0.12)%	(0.77	)%(2)
200%		192%		185%	225%	267%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy Technology Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2021 are as follows:

Total
Distributable
Earnings	Capital Stock
$(168,501)	$168,501

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will

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have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid

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NOTES TO THE FINANCIAL STATEMENTS

and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $15,038,079 and $15,236,562, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Advisor has contractually agreed to limit total annual operating expenses to 0.98% of the Fund’s net assets for both Investor Class shares and Institutional Class shares (excluding all federal, state and local taxes, interest, brokerage commissions, 12b-1 fees, shareholder servicing fees payable to the Advisor, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2022.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the

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NOTES TO THE FINANCIAL STATEMENTS

Advisor recoups such expenses. As of October 31, 2021, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year
	2022	2023	2024	Total
Investor Class	$92,255	$86,892	$75,956	$255,103
Institutional Class	$29,447	$27,643	$23,799	$ 80,889

The Advisor did not recoup expenses from the Fund during fiscal year 2021.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during fiscal year 2021 are included in the Statement of Operations.

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Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies, acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$7,125,370
Gross tax unrealized appreciation	$1,538,881
Gross tax unrealized depreciation	(514,095)
Net tax unrealized appreciation/(depreciation)	$1,024,786
Undistributed ordinary income	$1,178,003
Undistributed long-term capital gains	828,581
Total distributable earnings	$2,006,584
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$3,031,370

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NOTES TO THE FINANCIAL STATEMENTS

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2021 and 2020, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
Ordinary income(1)	$239,745	$61,675
Long-term capital gains	429,765	84,296
Total distributions	$669,510	$145,971

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2021 capital gains were declared and paid to shareholders of record on December 6, 2021, as follows:

	Long-term	Short-term
Investor Class	$2.76132	$3.94213
Institutional Class	$2.83948	$4.05369

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Technology Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Technology Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$1,022.00	$6.27
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26

Institutional Class
Actual	$1,000.00	$1,023.70	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.23% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 28.32%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 25.39%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 92.49%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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32

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

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PRIVACY POLICY

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
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For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant amended its code of ethics in June 2021 to (1) revise the blackout period in the personal securities trading policy to one trading day, (2) revise the short-swing prohibition period in the personal securities trading policy to 14 days, and (3) make general readability revisions. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith, along with an exhibit that shows the portions of the Code of Ethics that were updated, as discussed above.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the financial and business experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged the principal accountant to the Hennessy Funds, Tait, Weller & Baker LLP, to perform audit services, audit-related services, tax services, and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit‑related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, tax planning, and review of federal and state tax returns. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and other fees by the principal accountant to the Hennessy Funds.

	FYE 10/31/2021	FYE 10/31/2020
(a) Audit Fees	$313,200	$320,900
(b) Audit-Related Fees	-	-
(c) Tax Fees	$66,600	$66,600
(d) All Other Fees	-	-

(e)(1) The audit committee has adopted pre-approval procedures for audit and non-audit services provided to the registrant. Under the procedures, at any regularly scheduled audit committee meeting, the audit committee may pre-approve any audit, audit-related, tax, and other non-audit services to be rendered or that may be rendered by a principal accountant to the registrant and certain non-audit services to be rendered by a principal accountant to the investment advisor to the registrant’s series or such advisor’s affiliates that provide ongoing services to the registrant. The audit committee either specifically pre-approves the services or pre-approves a type of a service. No pre-approval is required for non-audit services that meet the following criteria: (1) the aggregate amount of fees to be paid for all such non-audit services is not more than 5% of the total revenues paid by the registrant to the principal accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the audit committee and approved prior to the completion of the audit.

The audit committee must pre-approve a principal accountant’s engagements for non-audit services with the investment advisor to the registrant’s series and such advisor’s affiliates that provide ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, unless the aggregate amount of fees to be paid for all such services provided constitutes no more than 5% of the aggregate revenues paid to the principal accountant by the registrant, the investment advisor and such advisor’s affiliates that provide ongoing services to the registrant, during the fiscal year in which the services are to be provided.

If a service has not been pre-approved at a regularly scheduled audit committee meeting, and if, in the opinion of the Chief Compliance Officer of the registrant, a proposed engagement must commence before the next regularly scheduled audit committee meeting, any member of the audit committee is authorized under the procedures to pre-approve the engagement. The Chief Compliance Officer of the registrant will arrange for this interim review, coordinate with the designated member of the audit committee and provide, with the assistance of the principal accountant, information about the service to be pre-approved for the interim period. Any interim pre-approval decisions are reported (for informational purposes) to the audit committee at its next regularly scheduled meeting.

All of the tax services referenced above were pre-approved in accordance with the pre-approval procedures for audit and non-audit services.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The principal accountant has not provided any non-audit services in the last two fiscal years to the registrant, to the investment advisor to the registrant’s series, Hennessy Advisors, Inc., or to any entity controlling, controlled by, or under common control with Hennessy Advisors, Inc.

(h) In assessing the independence of the registrant’s principal accountant, the board of trustees noted that the principal accountant has not provided any non-audit services to the investment advisor to the registrant’s series, Hennessy Advisors, Inc., or to any entity controlling, controlled by, or under common control with Hennessy Advisors, Inc.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)).

Item 6. Investments.

(a) The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a‑3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a‑2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act. Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Rule 30a‑2(b) under the Act and Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENNESSY FUNDS TRUST
(Registrant)

By:      /s/Neil J. Hennessy
Neil J. Hennessy
President

Date:  January 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Neil J. Hennessy Neil J. Hennessy, President and Principal Executive Officer

Date: January 5, 2022

By: /s/Teresa M. Nilsen Teresa M. Nilsen, Treasurer and Principal Financial Officer

Date: January 5, 2022